UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04474

Name of Registrant: Vanguard California Tax-Free Funds
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2014 – November 30, 2015

Item 1: Reports to Shareholders

Annual Report | November 30, 2015

Vanguard California Tax-Exempt Funds

Vanguard California Tax-Exempt Money Market Fund

Vanguard California Intermediate-Term Tax-Exempt Fund

Vanguard California Long-Term Tax-Exempt Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	9
California Tax-Exempt Money Market Fund.	13
California Intermediate-Term Tax-Exempt Fund.	32
California Long-Term Tax-Exempt Fund.	117
About Your Fund’s Expenses.	153
Glossary.	155

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2015
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yield	Yield	Returns	Returns	Returns
Vanguard California Tax-Exempt Money Market
Fund	0.01%	0.02%	0.01%	0.00%	0.01%
California Tax-Exempt Money Market Funds
Average					0.00
California Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard California Intermediate-Term Tax-Exempt Fund
Investor Shares	1.57%	3.20%	2.85%	0.08%	2.93%
Admiral™ Shares	1.67	3.40	2.93	0.08	3.01
Barclays Municipal California Intermediate Bond
Index					2.85
California Intermediate Municipal Debt Funds
Average					2.12
California Intermediate Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard California Long-Term Tax-Exempt Fund
Investor Shares	2.13%	4.34%	3.62%	0.41%	4.03%
Admiral Shares	2.21	4.50	3.71	0.41	4.12
Barclays CA Municipal Bond Index					3.30
California Municipal Debt Funds Average					3.47

California Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

7-day SEC yield for the California Tax-Exempt Money Market Fund; 30-day SEC yield for the California Intermediate-Term Tax-Exempt Fund and California Long-Term Tax-Exempt Fund.

The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 43.4% and the maximum income tax rate for the state. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Chairman’s Letter

Dear Shareholder,

Bond market returns for the 12 months ended November 30, 2015, were more modest than those of a year ago, echoing the cautionary note we sounded then. Still, the broad U.S. municipal bond market performed relatively well in a period less turbulent than some recent years have been. Its 3.10% return was about 2 percentage points ahead of the broad U.S. taxable bond market.

Vanguard California Intermediate-Term Tax-Exempt Fund returned 2.93% for Investor Shares and 3.01% for Admiral Shares for the fiscal year. Vanguard California Long-Term Tax-Exempt Fund returned about one percentage point more—4.03% for Investor Shares and 4.12% for Admiral Shares. Both funds’ results were ahead of their benchmark indexes and the average return of their peers.

The lion’s share of each fund’s total return came from interest income. Negative capital returns in the first half of the period, when interest rates inched up, were more than offset in the second half, when rates slipped and prices rebounded. (Bond prices and yields move in opposite directions.) Accordingly, after rising earlier in the year, the 30-day SEC yield for Investor Shares of the Intermediate-Term Fund was 1.57% on November 30, barely higher than 12 months ago. The yield of 2.13% for the Long-Term Fund’s Investor Shares was unchanged.

Vanguard California Tax-Exempt Money Market Fund returned 0.01%, just ahead of its peer average, as the Federal Reserve kept short-term interest rates at 0% to 0.25%. The fund’s 7-day SEC yield was unchanged at 0.01%.

Please note that the funds are permitted to invest in securities whose income is subject to the alternative minimum tax (AMT). As of November 30, neither the Intermediate-Term Fund nor the Long-Term Fund owned securities that would generate income distributions subject to the AMT, but the Money Market Fund did.

On a separate note, as I’ve previously reported, we’re making some changes to Vanguard’s taxable and tax-exempt money market funds in response to the SEC’s new rules. Before the October 2016 compliance date, we plan to designate all of our tax-exempt money market funds—including California’s—as retail funds. This will enable individual investors to continue to access these very liquid, high-quality funds at a stable net asset value of $1 per share.

Bonds managed slight gains as investors waited for the Fed

Bond returns were muted for the 12 months overall. Prices rose and fell while investors digested the Fed’s latest statements about when it might begin to raise short-term interest rates. (In mid-December, after the close of the reporting period, the target for short-term

Market Barometer
		Average Annual Total Returns
		Periods Ended November 30, 2015
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	0.97%	1.50%	3.09%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.10	2.49	4.79
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

Stocks
Russell 1000 Index (Large-caps)	2.53%	16.10%	14.32%
Russell 2000 Index (Small-caps)	3.51	14.92	12.02
Russell 3000 Index (Broad U.S. market)	2.58	16.00	14.13
FTSE All-World ex US Index (International)	-6.43	3.85	3.41

CPI
Consumer Price Index	0.50%	1.02%	1.64%

rates was raised to 0.25%–0.50%.) At times, bonds benefited from demand for a safe haven amid concerns including Greece’s fiscal crisis.

The broad U.S. taxable bond market returned 0.97%. Interest income more than offset bond price declines. Although the yield of the 10-year Treasury note ended November at 2.22%, almost unchanged from 2.25% a year earlier, the yields on shorter-term bonds rose, especially in the second half of the year. For example, the 1-year Treasury yield climbed from 0.12% a year ago to 0.48% as investors anticipated a rate increase.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned about –8%, held back by the dollar’s strength against many foreign currencies. Without this currency effect, results were positive.

The Fed’s target for short-term rates continued to limit returns for money market funds and savings accounts.

The broad U.S. stock market produced modest returns

U.S. stocks traveled a bumpy route on their way to returns that approached 3% for the period. Amid fears about the ripple effects of China’s slowing economic

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
California Tax-Exempt Money Market Fund	0.16%	—	0.10%
California Intermediate-Term Tax-Exempt
Fund	0.20	0.12%	0.75
California Long-Term Tax-Exempt Fund	0.20	0.12	0.95

The fund expense ratios shown are from the prospectus dated March 26, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2015, the funds’ expense ratios were: for the California Tax-Exempt Money Market Fund, 0.06%; for the California Intermediate-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares; and for the California Long-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares. The expense ratio for the California Tax-Exempt Money Market Fund reflects a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the expense ratio was 0.16%. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2014.

Peer groups: For the California Tax-Exempt Money Market Fund, California Tax-Exempt Money Market Funds; for the California Intermediate-Term Tax-Exempt Fund, California Intermediate Municipal Debt Funds; for the California Long-Term Tax-Exempt Fund, California Municipal Debt Funds. In most, if not all, cases, the expense ratios for funds in the peer groups are based on net operating expenses after reimbursement and/or fee waivers by fund sponsors. In contrast, the Vanguard money market funds’ expense ratios in the table above do not reflect expense reductions.

growth, stocks dropped sharply in August, slid further in September, then rebounded strongly in October.

International stocks returned about –6%, held back, like bonds, by the dollar’s strength. Returns for emerging markets, which were especially affected by the concerns about China, trailed those of developed Pacific and European markets.

California’s financial health continued to gain strength

During the fiscal year, most investors looked beyond headline-making fiscal challenges such as those faced by Illinois and Puerto Rico to the vast majority of stable-to-improving municipal borrowers. California is in the “improving” category.

Two major credit rating agencies upgraded the state’s general obligation bonds during the period. Of course, hurdles remain—such as the severe drought and a revenue base that is very dependent on high-income earners—but fiscal discipline is stronger.

Nationwide, demand for municipal bonds was solid, not only from traditional buyers in higher income tax brackets but also from nontraditional buyers such as banks and insurance companies. Municipals also benefited from some of the safe-haven demand that helped Treasury bonds. California’s high state tax rates and robust economy bolstered demand for its bonds and helped absorb a significant volume of issues.

Total Returns
Ten Years Ended November 30, 2015
Average
Annual Return
California Tax-Exempt Money Market Fund	0.95%
California Tax-Exempt Money Market Funds Average	0.78
California Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

California Intermediate-Term Tax-Exempt Fund Investor Shares	4.39%
Barclays Municipal California Intermediate Bond Index	4.99
California Intermediate Municipal Debt Funds Average	3.60
California Intermediate Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

California Long-Term Tax-Exempt Fund Investor Shares	4.69%
Barclays CA Municipal Bond Index	4.99
California Municipal Debt Funds Average	4.33
California Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

This favorable environment and investors’ continued pursuit of higher yields made longer-maturity and lower-quality bonds some of the best performers both nationally and in California. That helped the Long-Term Fund return about one percentage point more than the Intermediate-Term Fund, although the latter also tilts toward longer-term bonds.

The funds’ advisor, Vanguard Fixed Income Group, pursued a similar strategy for both of them. It underweighted the shorter end of the maturity spectrum, where interest rates were expected to rise, and favored bonds with somewhat lower (but still investment-grade) credit ratings. This strategy was successful, as it was in the previous fiscal year.

For more about the funds’ strategy and performance, please see the Advisor’s Report that follows this letter.

Long-term results were supported by credit research and low costs

Although the most recent fiscal year was relatively calm for the broad municipal bond market, that hasn’t been the case over much of the past decade. Consider the dire punditry some years ago comparing California to Greece, and a small number of widely publicized bankruptcies—including those in your state, Detroit, and Jefferson County, Alabama.

Through it all, the Vanguard California funds have benefited from the expertise and experience of our team of independent

Credit research: A key part of Vanguard’s investment process

When our funds buy a municipal bond, fund shareholders are lending money to a school district, turnpike authority, hospital, university, or other tax-exempt borrower. We expect those loans to be repaid. That’s why credit research is a pillar of our investment process and why our credit analysts work closely with our portfolio managers and traders.

Our credit team conducts an objective, thorough, and independent analysis of each issuer’s overall creditworthiness. This quantitative and qualitative approach may include testing the sensitivity of projected cash flows, analyzing demographic and economic drivers, negotiating legal covenants, meeting with the issuer’s officials, and, of course, digging into financial statements.

Credit analysts look to identify opportunities or problems among any bonds we own or are considering. Their informed opinions help us understand and manage risk, sidestep troubled issuers, and uncover value.

Our senior municipal credit analysts average more than 23 years of industry experience and more than 10 years at Vanguard. This experience, along with stability in our team structure, helps ensure consistency in credit exposure and risk management across funds with similar objectives.

credit analysts, who work closely with the portfolio management team. (For more on the credit team, see the insight box on page 6.)

The advisor’s disciplined approach and Vanguard’s low costs helped all three funds outpace the average annual return of their peers for the ten years ended November 30, 2015. Both of the bond funds lagged the returns of their benchmark indexes.

A final note about a key member of our municipal bond fund management team: Pamela Wisehaupt Tynan, who joined Vanguard in 1982 and has been a longtime muni bond fund manager with us, has announced her retirement effective at the end of February 2016. We are grateful for her dedication in successfully managing a number of our funds for more than two decades. Pam also developed a deep and talented team of portfolio managers and traders to oversee Vanguard’s tax-exempt money market funds. I know that our short-term muni bond team is in good hands, as we’ve appointed Justin Schwartz to succeed Pam. Justin joined Vanguard in 2004 and has worked closely with Pam since 2005.

A dose of discipline is crucial when markets become volatile

The developments over the past few months remind us that nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping your long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
January 7, 2016

Your Fund’s Performance at a Glance
November 30, 2014, Through November 30, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard California Tax-Exempt Money Market
Fund	$1.00	$1.00	$0.000	$0.000
Vanguard California Intermediate-Term
Tax-Exempt Fund
Investor Shares	$11.78	$11.79	$0.331	$0.000
Admiral Shares	11.78	11.79	0.340	0.000
Vanguard California Long-Term Tax-Exempt
Fund
Investor Shares	$12.07	$12.12	$0.428	$0.000
Admiral Shares	12.07	12.12	0.438	0.000

Advisor’s Report

For the fiscal year ended November 30, 2015, Vanguard California Tax-Exempt Money Market Fund returned 0.01%. The average return of peer funds was 0.00%.

Vanguard California Intermediate-Term Tax-Exempt Fund returned 2.93% for Investor Shares and 3.01% for Admiral Shares; Vanguard California Long-Term Tax-Exempt Fund returned 4.03% for Investor Shares and 4.12% for Admiral Shares. Both funds outperformed their state-specific benchmarks and the average return of their peers.

The investment environment

In our report a year ago, when returns were exceptionally robust, we observed that it was “a remarkable year for municipal bonds as a whole.” If we had to characterize the 12 months just ended, we’d call them “remarkably normal”—especially given the uncertainties about when the Federal Reserve would begin to raise interest rates.

The California funds’ fiscal year began a month after the Fed wrapped up its multiyear stimulative bond-buying program. Throughout the period, investors in stock and bond markets worldwide remained focused on when rates might rise for the first time in nearly a decade.

Yields of Tax-Exempt Municipal Bonds
(AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2014	2015
2 years	0.38%	0.72%
5 years	1.15	1.26
10 years	2.08	2.02
30 years	3.01	2.96
Source: Vanguard.

Because the Fed made clear that its decision would depend on the health of the economy, investors closely followed reports on job growth, unemployment, gross domestic product (GDP), inflation, and other indicators. Interest rates, especially for shorter-maturity bonds, rose and fell in response to the relative strength of the data.

The trend in GDP was mostly positive. Growth was anemic in the first calendar quarter of 2015, in part because of another harsh winter, a West Coast port strike, lower oil prices, and a stronger dollar. In the second quarter, it accelerated at a rate approaching 4%, only to cool off again in the third quarter. Job growth was generally strong, and the national unemployment rate fell from 5.8% to 5.0%—a level not seen since April 2008.

But outside the United States, improvement was spotty. The euro zone as a whole seemed to be gaining traction, apart from some well-publicized challenges such as those in Greece. China, meanwhile, has been resetting expectations for lower growth, and that has had ripple effects across the globe, especially among other emerging markets. This contributed to the Fed’s decision to hold the line through the end of the reporting period. In mid-December, however, the target for the federal funds rate was raised to 0.25%–0.5%.

In California, the economy strengthened a bit more than in the United States as a whole, according to a gauge of current economic conditions published monthly by the Federal Reserve Bank of Philadelphia. The bank’s California index climbed by a little more than 4% from November 2014 through October 2015 (the latest data available), compared with a bit less than 3% for the national index. (Each state’s index incorporates data on nonfarm payroll employment, the jobless rate, average hours worked in manufacturing, and inflation-adjusted wage and salary payments.)

California continued to make strides in fiscal discipline and budget stability, thanks in part to an improved economy and temporary tax increases. Its total tax collections in the third calendar quarter increased more than 4% above year-ago levels, in line with the national average (according to estimates by the Nelson A. Rockefeller Institute of Government).

The budget for the fiscal year that began July 1 was passed on time for the fifth consecutive year—a welcome change from the era when lateness was routine. The budget incorporated new voter-approved initiatives requiring stricter provisions for reserves. These reserves, which are expected to grow over time, are a plus for the state’s credit rating.

In recent years, municipal bond issuance nationwide has been relatively light as borrowers focused more on imposing budget austerity than on undertaking major new projects. However, from January through November 2015, tax-exempt offerings increased more than 20% both nationally and in-state, mostly from refundings to take advantage of favorable interest rates. Because total new issuance in California was relatively flat, overall debt levels fell. We participated in some of the state’s general obligation bond issues.

Strong demand for bonds was supported by higher tax rates and California’s improving creditworthiness, which two major credit rating agencies acknowledged by upgrading its general obligation bonds.

For the first time in the state’s history, Governor Jerry Brown in April ordered mandatory restrictions on water use because of the severe drought that has lasted more than four years. As we’ve noted in recent reports, we continue to monitor the drought’s impact and expect it to have localized effects.

From a valuation perspective, the municipal bond market overall began the fiscal year at what we felt were appropriate levels. Some minor shifts occurred in the relationship between the 10-year Treasury bond and its tax-exempt counterpart as both taxable and tax-exempt yields drifted up and down. For example, the yield of the 10-year U.S. Treasury began the period at 2.25%, closed below 2% in some early months, then ended about flat, at 2.22%. In November, municipal bonds capped the year by outperforming Treasuries, and the yield on AAA-rated municipal bonds ended about where it started—a bit above 90% of the Treasury yield.

Management of the funds

At Vanguard, we strive to add value through a diversified mix of strategies—primarily, duration and yield-curve positioning, credit-quality decisions, and security selection. We don’t try to hit home runs, preferring to consistently hit singles and doubles. Risk management is key to our investment processes, along with close collaboration with Vanguard’s experienced team of credit analysts. The team performs an objective, thorough, and independent analysis of the overall creditworthiness of every issuer whose bonds we own or are considering buying.

We made no significant shifts during the period in the funds’ portfolio strategy or positioning. In a relatively range-bound environment for bond yields and credit spreads, we knew that picking up additional yield could boost outperformance. Accordingly, we started and ended with a tilt toward lower-quality (for example, A-rated) bonds and bonds with longer maturities than those in the funds’ benchmarks.

This strategy was also part of our defensive posture while awaiting the Fed’s first move. For example, the Intermediate-Term Fund invests primarily in bonds with stated maturities of 1 to 20 years, whereas its benchmark stops at 10 years. This decision served us well. We also added value in both bond funds by holding premium callable bonds, which performed nicely. Because these bonds may be redeemed before maturity, exposing investors to reinvestment risk, they offer attractive yields and favorable total return potential across many interest rate scenarios.

A look ahead

Although the U.S. economy’s growth rate slowed in the third calendar quarter, we believe it is on track to average about 2.5% or a bit higher in the coming year. Inflation should continue to be tempered by oil prices, which seem to have settled into a range far below their summer 2014 peak.

Apart from Fed policy, interest rates are likely to remain range-bound. We expect their floor to be set, at least in part, by the strength of the U.S. economy. The cap will be determined by global conditions, including the relative strength of the dollar, slower growth overseas, and central bank policies—which have driven down bond yields abroad.

We believe that the Fed will be slow and deliberate in its subsequent moves to tighten and that rates over the next few years will be lower than historical levels. These expectations are already largely built into bond market prices.

On the money market front, the coming year is likely to be an interesting one. In addition to rising interest rates, a shifting of assets is expected before the October 2016 date for compliance with new SEC rules. As mentioned previously, we plan to designate the California Tax-Exempt Money Market Fund, along with all of our national and state-specific tax-exempt money market funds, as retail funds—giving investors continued access to stable-value offerings.

As interest rates fell in recent years, we captured many opportunities for price appreciation. And we don’t see much scope for credit spreads to tighten significantly, nor do we expect them to widen back out. As a result, we plan to keep seeking to add value through duration and maturity positioning, credit-quality profiles, and security selection.

We expect to continue holding above-average levels of liquidity in our California funds so that we can take advantage of any dislocations in pricing as interest rates rise.

Christopher W. Alwine, CFA, Principal, Head of Municipal Bond Funds Pamela Wisehaupt Tynan, Principal, Head of Municipal Money Market Funds James M. D’Arcy, CFA, Portfolio Manager Adam M. Ferguson, CFA, Portfolio Manager John M. Carbone, Principal, Portfolio Manager Vanguard Fixed Income Group December 18, 2015

California Tax-Exempt Money Market Fund

Fund Profile
As of November 30, 2015

Financial Attributes
Ticker Symbol	VCTXX
Expense Ratio[1]	0.16%
7-Day SEC Yield	0.01%
Average Weighted
Maturity	38 days

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody's, Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratio shown is from the prospectus dated March 26, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2015, the expense ratio was 0.06%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the expense ratio was 0.16%.

California Tax-Exempt Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: November 30, 2005, Through November 30, 2015

Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended November 30, 2015

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

California Tax-Exempt Money Market
Fund	0.01%	0.03%	0.95%	$10,994
California Tax-Exempt Money Market
•••••••• Funds Average	0.00	0.00	0.78	10,806
California Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend information.

California Tax-Exempt Money Market Fund

Fiscal-Year Total Returns (%): November 30, 2005, Through November 30, 2015
		CA Tax-Exempt
		Money Mkt
		Funds Avg
Fiscal Year	Total Returns	Total Returns
2006	3.24%	2.78%
2007	3.55	3.06
2008	2.21	1.81
2009	0.37	0.17
2010	0.11	0.01
2011	0.07	0.01
2012	0.03	0.00
2013	0.01	0.00
2014	0.01	0.00
2015	0.01	0.00
7-day SEC yield (11/30/2015): 0.01%
California Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Average Annual Total Returns: Periods Ended September 30, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
California Tax-Exempt Money
Market Fund	6/1/1987	0.01%	0.03%	1.00%

California Tax-Exempt Money Market Fund

Financial Statements

Statement of Net Assets
As of November 30, 2015

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (100.6%)
California (100.6%)
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Branson School) VRDO	0.020%	12/7/15 LOC	21,700	21,700
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Institute for Defense
Analyses) VRDO	0.010%	12/7/15 LOC	6,945	6,945
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Lakeside Village
Apartments) VRDO	0.010%	12/7/15 LOC	20,000	20,000
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Public Policy Institute) VRDO	0.030%	12/7/15 LOC	12,705	12,705
Anaheim CA Housing Finance Agency Home
Mortgage Revenue VRDO	0.030%	12/7/15 LOC	5,485	5,485
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	3,540	3,597
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	1,075	1,092
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) VRDO	0.010%	12/7/15 LOC	8,300	8,300
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/16	12,175	12,421
1 California Department of Water Resources
Water System Revenue (Central Valley Project)
TOB VRDO	0.010%	12/7/15	4,100	4,100
California Economic Recovery GO	5.000%	7/1/16 (Prere.)	9,895	10,173
1 California Educational Facilities Authority Revenue
(California Institute of Technology) TOB VRDO	0.020%	12/7/15	3,365	3,365
California Educational Facilities Authority Revenue
(California Institute of Technology) VRDO	0.010%	12/7/15	55,800	55,800
California Educational Facilities Authority Revenue
(Stanford University) CP	0.070%	3/30/16	15,000	15,000
California Educational Facilities Authority Revenue
(Stanford University) CP	0.210%	7/6/16	15,000	15,000
1 California Educational Facilities Authority Revenue
(Stanford University) TOB VRDO	0.010%	12/7/15	4,000	4,000

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 California Educational Facilities Authority Revenue
(Stanford University) TOB VRDO	0.010%	12/7/15	4,425	4,425
1 California Educational Facilities Authority Revenue
(Stanford University) TOB VRDO	0.100%	12/7/15	3,000	3,000
California Educational Facilities Authority Revenue
(University of San Francisco) VRDO	0.010%	12/7/15 LOC	11,215	11,215
1 California Educational Facilities Authority Revenue
(University of Southern California) TOB VRDO	0.010%	12/7/15	14,800	14,800
California GO CP	0.050%	1/29/16	6,200	6,200
California GO VRDO	0.010%	12/1/15 LOC	3,000	3,000
California GO VRDO	0.010%	12/1/15 LOC	4,200	4,200
California GO VRDO	0.010%	12/1/15 LOC	1,270	1,270
California GO VRDO	0.010%	12/1/15 LOC	11,000	11,000
California GO VRDO	0.010%	12/1/15 LOC	2,200	2,200
California GO VRDO	0.010%	12/1/15 LOC	7,605	7,605
California GO VRDO	0.010%	12/1/15 LOC	20,200	20,200
California GO VRDO	0.010%	12/1/15 LOC	9,600	9,600
California GO VRDO	0.010%	12/7/15 LOC	25,000	25,000
California GO VRDO	0.010%	12/7/15 LOC	4,000	4,000
California GO VRDO	0.010%	12/7/15 LOC	4,600	4,600
California GO VRDO	0.010%	12/7/15 LOC	15,000	15,000
California GO VRDO	0.010%	12/7/15 LOC	5,000	5,000
California Health Facilities Financing Authority
Revenue (Adventist Health System/West) VRDO	0.010%	12/1/15 LOC	15,850	15,850
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West) VRDO	0.010%	12/7/15 LOC	6,725	6,725
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West) VRDO	0.010%	12/7/15 LOC	800	800
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)
VRDO	0.010%	12/7/15 LOC	8,325	8,325
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)
VRDO	0.010%	12/7/15 LOC	16,445	16,445
1 California Health Facilities Financing Authority
Revenue (Kaiser Foundation Hospitals)
TOB VRDO	0.010%	12/7/15 LOC	45,615	45,615
1 California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford) TOB VRDO	0.020%	12/7/15	5,000	5,000
1 California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford) TOB VRDO	0.040%	12/7/15	4,475	4,475
2 California Health Facilities Financing Authority
Revenue (Memorial Health Services) PUT	0.210%	6/27/16	36,000	36,000
California Health Facilities Financing Authority
Revenue (Memorial Health Services) VRDO	0.010%	12/7/15	12,000	12,000
California Health Facilities Financing Authority
Revenue (Memorial Health Services) VRDO	0.010%	12/7/15	47,000	47,000
California Health Facilities Financing Authority
Revenue (Scripps Health) VRDO	0.010%	12/7/15 LOC	3,250	3,250
California Health Facilities Financing Authority
Revenue (Scripps Health) VRDO	0.010%	12/7/15 LOC	3,400	3,400
California Health Facilities Financing Authority
Revenue (Scripps Health) VRDO	0.010%	12/7/15 LOC	12,020	12,020

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (Scripps Health) VRDO	0.010%	12/7/15 LOC	8,000	8,000
1 California Health Facilities Financing Authority
Revenue (Sutter Health) TOB VRDO	0.020%	12/7/15	3,750	3,750
1 California Health Facilities Financing Authority
Revenue (Sutter Health) TOB VRDO	0.020%	12/7/15	12,400	12,400
1 California Health Facilities Financing Authority
Revenue (Sutter Health) TOB VRDO	0.020%	12/7/15	17,110	17,110
1 California Health Facilities Financing Authority
Revenue (Sutter Health) TOB VRDO	0.020%	12/7/15	5,000	5,000
1 California Health Facilities Financing Authority
Revenue (Sutter Health) TOB VRDO	0.020%	12/7/15	5,000	5,000
California Housing Finance Agency Home
Mortgage Revenue VRDO	0.010%	12/7/15 LOC	5,600	5,600
California Infrastructure & Economic Development
Bank Revenue (Academy of Sciences) VRDO	0.010%	12/1/15 LOC	8,425	8,425
California Infrastructure & Economic Development
Bank Revenue (American National Red Cross)
VRDO	0.010%	12/7/15 LOC	29,060	29,060
California Infrastructure & Economic Development
Bank Revenue (Los Angeles County Museum of
Natural History Foundation) VRDO	0.010%	12/1/15 LOC	12,700	12,700
California Infrastructure & Economic Development
Bank Revenue (Los Angeles County Museum of
Natural History Foundation) VRDO	0.010%	12/1/15 LOC	17,950	17,950
California Infrastructure & Economic Development
Bank Revenue (SRI International) VRDO	0.020%	12/7/15 LOC	4,100	4,100
California Municipal Finance Authority Recovery
Zone Revenue (Chevron USA Inc. Project) VRDO	0.010%	12/1/15	8,600	8,600
California Municipal Finance Authority Revenue
(Notre Dame High School, San Jose) VRDO	0.050%	12/7/15 LOC	4,275	4,275
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.010%	12/1/15 LOC	17,700	17,700
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.010%	12/1/15 LOC	7,100	7,100
California School Cash Reserve Program Authority
Revenue	2.000%	6/30/16	6,650	6,715
California School Cash Reserve Program Authority
Revenue	2.000%	6/30/16	13,725	13,858
1 California State University Systemwide Revenue
TOB VRDO	0.020%	12/7/15	5,180	5,180
California Statewide Communities Development
Authority Multifamily Housing Revenue
(Canyon Springs Apartments Project) VRDO	0.020%	12/7/15 LOC	11,205	11,205
California Statewide Communities Development
Authority Multifamily Housing Revenue
(Ridgeway Apartments) VRDO	0.010%	12/7/15 LOC	20,840	20,840
California Statewide Communities Development
Authority Multifamily Housing Revenue
(Village Green Apartments) VRDO	0.030%	12/7/15 LOC	5,800	5,800
California Statewide Communities Development
Authority Multifamily Housing Revenue
(Wilshire Court Project) VRDO	0.030%	12/7/15 LOC	11,900	11,900
California Statewide Communities Development
Authority Pollution Control Revenue
(Chevron USA Inc. Project) VRDO	0.010%	12/1/15	3,650	3,650

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Statewide Communities Development
Authority Revenue (Community Hospital of the
Monterey Peninsula) VRDO	0.010%	12/7/15 LOC	34,300	34,300
California Statewide Communities Development
Authority Revenue (John Muir Health) VRDO	0.010%	12/1/15 LOC	4,000	4,000
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) CP	0.100%	12/3/15	12,500	12,500
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) CP	0.210%	1/6/16	1,500	1,500
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) VRDO	0.010%	12/7/15	4,010	4,010
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) VRDO	0.010%	12/7/15	37,760	37,760
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) VRDO	0.010%	12/7/15	9,885	9,885
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) VRDO	0.010%	12/7/15	10,000	10,000
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) VRDO	0.010%	12/7/15	1,000	1,000
1 California Statewide Communities Development
Authority Revenue (Sutter Health) TOB VRDO	0.010%	12/7/15	6,230	6,230
1 California Statewide Communities Development
Authority Revenue (Trinity Health) TOB VRDO	0.010%	12/7/15	2,175	2,175
1 Cerritos CA Community College District
GO TOB VRDO	0.030%	12/7/15	7,845	7,845
Chula Vista CA Multifamily Housing Revenue
(Teresina Apartments) VRDO	0.010%	12/7/15 LOC	32,940	32,940
Contra Costa CA Municipal Water District Revenue
(Extendible) CP	0.100%	7/3/16	11,000	11,000
Contra Costa CA Transportation Authority Sales
Tax Revenue	4.000%	3/1/16	1,700	1,716
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.080%	6/5/16	17,000	17,000
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.050%	6/17/16	10,400	10,400
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.080%	6/20/16	33,000	33,000
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.050%	6/27/16	23,000	23,000
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.040%	7/2/16	30,000	30,000
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.050%	7/9/16	27,500	27,500
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.030%	8/14/16	5,000	5,000
1 East Bay CA Municipal Utility District Water
System Revenue TOB VRDO	0.010%	12/7/15	9,260	9,260
1 Eastern California Municipal Water District Water
& Sewer COP TOB VRDO	0.020%	12/7/15	1,595	1,595
2 Eastern California Municipal Water District Water
& Sewer Revenue PUT	0.050%	5/5/16	8,750	8,750
2 Eastern California Municipal Water District Water
& Sewer Revenue PUT	0.060%	7/11/16	15,700	15,700
Eastern California Municipal Water District Water
& Wastewater Revenue VRDO	0.010%	12/1/15	20,275	20,275

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Eastern California Municipal Water District Water
& Wastewater Revenue VRDO	0.010%	12/7/15	10,000	10,000
Elsinore Valley CA Municipal Water District
COP VRDO	0.030%	12/7/15 LOC	7,700	7,700
Escondido CA Community Development
(Escondido Promenade Project) COP VRDO	0.030%	12/7/15 LOC	9,300	9,300
Escondido CA Community Development Multifamily
Revenue (Heritage Park Apartments) VRDO	0.030%	12/7/15 LOC	4,250	4,250
Fremont CA COP VRDO	0.010%	12/7/15 LOC	26,165	26,165
Fremont CA COP VRDO	0.010%	12/7/15 LOC	13,980	13,980
Fremont CA COP VRDO	0.010%	12/7/15 LOC	7,740	7,740
Fresno CA Unified School District GO	2.000%	8/1/16	1,145	1,158
Irvine CA Assessment District No. 00-18
Improvement Revenue VRDO	0.010%	12/1/15 LOC	2,300	2,300
Irvine CA Assessment District No. 94-13
Improvement Revenue (Oak Creek) VRDO	0.010%	12/1/15 LOC	8,435	8,435
Irvine CA Assessment District No. 97-16
Improvement Revenue VRDO	0.010%	12/1/15 LOC	4,285	4,285
Irvine CA Assessment District No. 97-17
Improvement Revenue VRDO	0.010%	12/1/15 LOC	9,700	9,700
Irvine CA Public Facilities & Infrastructure
Authority Assessment Revenue VRDO	0.010%	12/1/15 LOC	2,550	2,550
Irvine CA Public Facilities & Infrastructure
Authority Assessment Revenue VRDO	0.010%	12/1/15 LOC	4,992	4,992
2 Irvine CA Ranch Water District Revenue PUT	0.040%	3/15/16	8,300	8,300
2 Irvine CA Ranch Water District Revenue PUT	0.040%	3/15/16	4,400	4,400
Irvine CA Ranch Water District Revenue VRDO	0.010%	12/1/15 LOC	20,550	20,550
Irvine CA Reassessment District No. 05-21
Improvement Revenue VRDO	0.010%	12/1/15 LOC	1,800	1,800
Irvine CA Unified School District Community
Facilities District No. 09-1 Special Tax Revenue
VRDO	0.010%	12/1/15 LOC	15,816	15,816
Irvine CA Unified School District Community
Facilities District No. 09-1 Special Tax Revenue
VRDO	0.010%	12/1/15 LOC	12,500	12,500
Irvine CA Unified School District Community
Facilities District No. 09-A Special Tax Revenue
VRDO	0.010%	12/1/15 LOC	7,700	7,700
Livermore CA Redevelopment Agency Multi-Family
Housing Revenue (Richards Manor) VRDO	0.030%	12/7/15 LOC	4,770	4,770
Loma Linda CA Hospital Revenue
(Loma Linda University)	5.000%	12/1/15 (Prere.)	3,000	3,000
Loma Linda CA Hospital Revenue
(Loma Linda University)	5.000%	12/1/15 (Prere.)	6,000	6,000
1 Long Beach CA Harbor Revenue TOB VRDO	0.010%	12/7/15	2,000	2,000
1 Los Angeles CA Community College District
GO TOB VRDO	0.010%	12/7/15	15,940	15,940
Los Angeles CA Community Redevelopment
Agency Multifamily Housing Revenue
(Academy Village Apartments) VRDO	0.010%	12/7/15 LOC	6,000	6,000
Los Angeles CA Community Redevelopment
Agency Multifamily Housing Revenue
(Hollywood & Vine Apartments) VRDO	0.020%	12/7/15 LOC	19,200	19,200
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.020%	12/7/15	2,500	2,500

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.020%	12/7/15	5,000	5,000
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.050%	12/7/15	18,885	18,885
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.050%	12/7/15	7,980	7,980
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.060%	12/7/15	5,020	5,020
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.060%	12/7/15	6,665	6,665
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.060%	12/7/15	3,645	3,645
Los Angeles CA Department of Water &
Power Revenue	4.000%	7/1/16	7,050	7,203
1 Los Angeles CA Department of Water &
Power Revenue TOB VRDO	0.010%	12/7/15	1,150	1,150
1 Los Angeles CA Department of Water &
Power Revenue TOB VRDO	0.020%	12/7/15	10,900	10,900
1 Los Angeles CA Department of Water &
Power Revenue TOB VRDO	0.020%	12/7/15	6,200	6,200
1 Los Angeles CA Department of Water &
Power Revenue TOB VRDO	0.020%	12/7/15	7,495	7,495
Los Angeles CA Department of Water &
Power Revenue VRDO	0.010%	12/1/15	14,300	14,300
Los Angeles CA Department of Water &
Power Revenue VRDO	0.010%	12/7/15	9,250	9,250
Los Angeles CA Department of Water &
Power Revenue VRDO	0.010%	12/7/15	9,500	9,500
Los Angeles CA Department of Water &
Power Revenue VRDO	0.010%	12/7/15	18,950	18,950
Los Angeles CA Department of Water &
Power Revenue VRDO	0.010%	12/7/15	6,000	6,000
Los Angeles CA Department of Water &
Power Revenue VRDO	0.010%	12/7/15	32,400	32,400
1 Los Angeles CA Harbor Department Revenue
TOB VRDO	0.020%	12/7/15	8,150	8,150
1 Los Angeles CA Harbor Department Revenue
TOB VRDO	0.050%	12/7/15	2,220	2,220
Los Angeles CA Multifamily Housing Revenue
(Fountain Park Project) VRDO	0.010%	12/7/15 LOC	30,000	30,000
Los Angeles CA Multifamily Housing Revenue
(Queen Portfolio Apartments Project) VRDO	0.030%	12/7/15 LOC	6,595	6,595
Los Angeles CA Multifamily Housing Revenue
(San Regis Project) VRDO	0.030%	12/7/15 LOC	23,600	23,600
Los Angeles CA Solid Waste Resources Revenue	5.000%	2/1/16	6,540	6,593
Los Angeles CA TRAN	2.000%	6/30/16	50,000	50,486
Los Angeles CA Unified School District GO	3.000%	7/1/16	24,415	24,802
Los Angeles CA Unified School District GO	3.000%	7/1/16	2,000	2,032
Los Angeles CA Unified School District GO	4.000%	7/1/16	3,750	3,831
Los Angeles CA Unified School District GO	4.750%	7/1/16 (Prere.)	6,340	6,503
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	1,000	1,027
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	1,000	1,028
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	2,205	2,267
1 Los Angeles CA Unified School District
GO TOB VRDO	0.020%	12/7/15	6,660	6,660

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 Los Angeles CA Unified School District
GO TOB VRDO	0.020%	12/7/15	9,995	9,995
1 Los Angeles CA Unified School District
GO TOB VRDO	0.020%	12/7/15	9,195	9,195
1 Los Angeles CA Wastewater System Revenue
TOB VRDO	0.020%	12/7/15	7,500	7,500
Los Angeles County CA Capital Asset Leasing
Corp. Lease Revenue CP	0.060%	12/1/15 LOC	8,000	8,000
Los Angeles County CA Capital Asset Leasing
Corp. Lease Revenue CP	0.040%	1/4/16 LOC	1,875	1,875
Los Angeles County CA Multifamily Housing
Revenue (Valencia Village Project) VRDO	0.010%	12/7/15 LOC	6,325	6,325
Los Angeles County CA Schools Pooled Financing
Program TRAN	2.000%	6/1/16	7,500	7,563
Los Angeles County CA Schools Pooled Financing
Program TRAN	2.000%	6/1/16	5,500	5,546
Los Angeles County CA TRAN	5.000%	6/30/16	50,000	51,361
1 Los Angeles County CA Unified School District
GO TOB VRDO	0.020%	12/7/15	5,000	5,000
Manteca CA Redevelopment Agency Tax Allocation
Revenue VRDO	0.010%	12/1/15 LOC	12,515	12,515
Metropolitan Water District of Southern California
Revenue VRDO	0.010%	12/1/15	11,900	11,900
Metropolitan Water District of Southern California
Revenue VRDO	0.010%	12/7/15	2,500	2,500
Metropolitan Water District of Southern California
Revenue VRDO	0.010%	12/7/15	25,800	25,800
Metropolitan Water District of Southern California
Revenue VRDO	0.010%	12/7/15	4,100	4,100
1 Nuveen California AMT-Free Municipal Income
Fund VRDP VRDO	0.090%	12/7/15 LOC	16,200	16,200
1 Nuveen California Dividend Advantage Municipal
Fund 2 VRDP VRDO	0.110%	12/7/15 LOC	30,000	30,000
1 Nuveen California Dividend Advantage Municipal
Fund 3 VRDP VRDO	0.100%	12/7/15 LOC	78,900	78,900
1 Nuveen California Dividend Advantage Municipal
Fund VRDP VRDO	0.080%	12/7/15 LOC	24,000	24,000
1 Nuveen California Dividend Advantage Municipal
Fund VRDP VRDO	0.080%	12/7/15 LOC	41,600	41,600
1 Nuveen California Dividend Advantage Municipal
Fund VRDP VRDO	0.080%	12/7/15 LOC	40,900	40,900
1 Nuveen California Dividend Advantage Municipal
Fund VRDP VRDO	0.090%	12/7/15 LOC	14,800	14,800
1 Nuveen California Dividend Advantage Municipal
Fund VRDP VRDO	0.090%	12/7/15 LOC	18,000	18,000
Nuveen Insured California AMT-Free Municipal
Income Fund VRDP VRDO	0.070%	12/7/15 LOC	39,500	39,500
Orange County CA Apartment Development
Revenue VRDO	0.010%	12/7/15 LOC	9,550	9,550
Orange County CA Water District COP VRDO	0.010%	12/7/15 LOC	8,600	8,600
Otay CA Water District (Capital Project) COP VRDO	0.020%	12/7/15 LOC	8,110	8,110
1 Peralta CA Community College District Revenue
TOB VRDO	0.010%	12/7/15	19,645	19,645
1 Regents of the University of California Revenue
TOB VRDO	0.020%	12/7/15	3,495	3,495

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 Regents of the University of California Revenue
TOB VRDO	0.020%	12/7/15	6,000	6,000
1 Regents of the University of California Revenue
TOB VRDO	0.020%	12/7/15	4,377	4,377
1 Riverside CA Electric Revenue TOB VRDO	0.010%	12/1/15	12,195	12,195
Riverside CA Electric Revenue VRDO	0.010%	12/7/15 LOC	32,625	32,625
Riverside County CA TRAN	2.000%	6/30/16	63,400	64,026
Riverside County CA Transportation Commission
Sales Tax Revenue VRDO	0.010%	12/7/15	38,365	38,365
Sacramento CA Municipal Utility District
Revenue CP	0.030%	1/5/16 LOC	20,000	20,000
Sacramento CA Municipal Utility District
Revenue VRDO	0.010%	12/7/15 LOC	7,250	7,250
Sacramento CA Transportation Authority Sales Tax
Revenue VRDO	0.010%	12/7/15	88,200	88,200
Sacramento County CA Multifamily Housing
Revenue (River Pointe Apartments) VRDO	0.020%	12/7/15 LOC	12,300	12,300
Sacramento County CA Multifamily Housing
Revenue (River Pointe Apartments) VRDO	0.020%	12/7/15 LOC	9,900	9,900
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	12/1/15 (Prere.)	1,425	1,425
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	6/1/16 (Prere.)	5,000	5,120
1 Sacramento County CA Sanitation Districts
Financing Authority Revenue TOB VRDO	0.010%	12/7/15 LOC	20,050	20,050
1 San Bernardino CA Community College District
GO TOB VRDO	0.020%	12/7/15	4,620	4,620
San Bernardino County CA TRAN	2.000%	6/30/16	67,925	68,601
1 San Bernardino County CA Transportation
Authority Revenue TOB VRDO	0.020%	12/7/15	12,100	12,100
1 San Diego CA Community College District
GO TOB VRDO	0.010%	12/7/15	5,710	5,710
1 San Diego CA Community College District
GO TOB VRDO	0.030%	12/7/15	3,290	3,290
1 San Diego CA Community College District
GO TOB VRDO	0.030%	12/7/15	5,000	5,000
San Diego CA Housing Authority Multifamily
Housing Revenue (Bay Vista Apartments Project)
VRDO	0.030%	12/7/15 LOC	9,690	9,690
San Diego CA Housing Authority Multifamily
Housing Revenue (Canyon Rim Apartments)
VRDO	0.030%	12/7/15 LOC	32,440	32,440
San Diego CA Public Facilities Financing Authority
Sewer Revenue	2.000%	5/15/16	5,185	5,229
1 San Diego CA Public Facilities Financing Authority
Sewer Revenue TOB VRDO	0.010%	12/7/15	8,280	8,280
1 San Diego County CA Regional Transportation
Commission Sales Tax Revenue TOB VRDO	0.020%	12/7/15	2,220	2,220
San Diego County CA Regional Transportation
Commission Sales Tax Revenue VRDO	0.010%	12/7/15	65,330	65,330
San Diego County CA School District TRAN	2.000%	6/30/16	10,000	10,103
San Diego County CA Water Authority Revenue	5.000%	7/1/16	13,265	13,580
San Diego County CA Water Authority Revenue
(Extendible) CP	0.060%	7/2/16	12,500	12,500
San Diego County CA Water Authority Revenue
(Extendible) CP	0.040%	8/12/16	7,500	7,500

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 San Diego County CA Water Authority Revenue
COP TOB VRDO	0.010%	12/7/15	4,000	4,000
San Diego County CA Water Authority Revenue
CP	0.030%	1/4/16	2,500	2,500
San Diego County CA Water Authority Revenue
CP	0.050%	1/6/16	5,000	5,000
San Diego County CA Water Authority Revenue
CP	0.050%	2/1/16	2,000	2,000
San Francisco CA Bay Area Rapid Transit District
Sales Tax Revenue	2.000%	7/1/16	15,400	15,563
1 San Francisco CA Bay Area Rapid Transit District
Sales Tax Revenue TOB VRDO	0.020%	12/7/15	3,335	3,335
1 San Francisco CA Bay Area Rapid Transit District
Sales Tax Revenue TOB VRDO	0.020%	12/7/15	9,900	9,900
San Francisco CA City & County (Earthquake
Safety & Emergency Response) GO	5.000%	6/15/16	3,700	3,796
San Francisco CA City & County Finance Corp.
Lease Revenue (Moscone Center Expansion)
VRDO	0.010%	12/7/15 LOC	37,650	37,650
San Francisco CA City & County Finance Corp.
Lease Revenue (Moscone Center Expansion)
VRDO	0.010%	12/7/15 LOC	10,740	10,740
San Francisco CA City & County GO	2.000%	6/15/16	10,000	10,092
San Francisco CA City & County International
Airport Revenue CP	0.080%	2/16/16 LOC	10,000	10,000
San Francisco CA City & County International
Airport Revenue VRDO	0.010%	12/7/15 LOC	12,700	12,700
San Francisco CA City & County International
Airport Revenue VRDO	0.010%	12/7/15 LOC	21,500	21,500
San Francisco CA City & County Public Utilities
Commission Sewer Revenue CP	0.040%	12/9/15 LOC	12,500	12,500
San Francisco CA City & County Public Utilities
Commission Sewer Revenue CP	0.050%	1/12/16	10,000	10,000
San Francisco CA City & County Public Utilities
Commission Water Revenue	4.500%	5/1/16 (Prere.)	25,000	25,446
1 San Francisco CA City & County Public Utilities
Commission Water Revenue TOB VRDO	0.020%	12/7/15	8,800	8,800
San Francisco CA City & County Redevelopment
Agency Multifamily Housing Revenue
(Third & Mission Streets) VRDO	0.020%	12/7/15 LOC	52,100	52,100
1 San Joaquin Delta CA Community College District
GO TOB VRDO	0.110%	12/7/15	4,835	4,835
San Jose CA Multifamily Housing Revenue
(Cinnabar Commons) VRDO	0.030%	12/7/15 LOC	15,600	15,600
San Jose CA Multifamily Housing Revenue
(Raintree Apartments) VRDO	0.030%	12/7/15 LOC	10,000	10,000
1 San Jose CA Unified School District
Santa Clara County GO TOB VRDO	0.040%	12/7/15	7,310	7,310
1 Santa Monica CA Community College District
GO TOB VRDO	0.010%	12/7/15	1,200	1,200
Santa Monica-Malibu CA Unified School District GO	2.000%	7/1/16	3,860	3,898
Southern California Public Power Authority
Revenue VRDO	0.010%	12/7/15 LOC	14,500	14,500
1 Sweetwater CA Unified School District
GO TOB VRDO	0.030%	12/7/15 (13)	2,845	2,845

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Turlock CA Irrigation District Revenue CP	0.030%	12/10/15 LOC	9,656	9,656
University of California Regents Medical Center
Pooled Revenue VRDO	0.010%	12/1/15	11,085	11,085
University of California Regents Medical Center
Pooled Revenue VRDO	0.010%	12/1/15	10,180	10,180
University of California Revenue	3.000%	5/15/16	3,800	3,849
University of California Revenue	5.000%	5/15/16 (Prere.)	15,005	15,481
University of California Revenue	5.000%	5/15/16 (Prere.)	15,765	16,265
1 University of California Revenue TOB VRDO	0.020%	12/7/15	3,400	3,400
University of California Revenue VRDO	0.010%	12/7/15	20,000	20,000
University of California Revenue VRDO	0.010%	12/7/15	5,600	5,600
University of California Revenue VRDO	0.020%	12/7/15	73,500	73,500
Western Municipal Water District Facilities
Authority California Water Revenue VRDO	0.010%	12/7/15 LOC	10,475	10,475
Westlands CA Water District COP VRDO	0.010%	12/7/15 LOC	22,080	22,080
Total Tax-Exempt Municipal Bonds (Cost $3,412,412)				3,412,412

				Amount
				($000)
Other Assets and Liabilities (-0.6%)
Other Assets
Investment in Vanguard				298
Receivables for Investment Securities Sold				5,000
Receivables for Accrued Income				5,165
Receivables for Capital Shares Issued				10,256
Other Assets				6,923
Total Other Assets				27,642
Liabilities
Payables for Investment Securities Purchased				(37,500)
Payables for Capital Shares Redeemed				(5,107)
Payables for Distributions				(1)
Payables to Vanguard				(6,822)
Total Liabilities				(49,430)
Net Assets (100%)
Applicable to 3,389,991,137 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				3,390,624
Net Asset Value Per Share				$1.00

At November 30, 2015, net assets consisted of:
				Amount
				($000)
Paid-in Capital				3,390,628
Undistributed Net Investment Income				—
Accumulated Net Realized Losses				(4)
Net Assets				3,390,624

  See Note A in Notes to Financial Statements.
  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, the aggregate value of these securities was $723,432,000, representing 21.3% of net assets.
  Adjustable-rate security.
  A key to abbreviations and other references follows the Statement of Net Assets. See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:

(1) MBIA (Municipal Bond Investors Assurance).

(2) AMBAC (Ambac Assurance Corporation).

(3) FGIC (Financial Guaranty Insurance Company). (4) AGM (Assured Guaranty Municipal Corporation). (5) BIGI (Bond Investors Guaranty Insurance).

(6) Connie Lee Inc.

(7) FHA (Federal Housing Authority).

(8) CapMAC (Capital Markets Assurance Corporation).

(9) American Capital Access Financial Guaranty Corporation. (10) XL Capital Assurance Inc.

(11) CIFG (CDC IXIS Financial Guaranty). (12) AGC (Assured Guaranty Corporation).

(13) BHAC (Berkshire Hathaway Assurance Corporation). (14) NPFG (National Public Finance Guarantee Corporation). (15) BAM (Build America Mutual Assurance Company). (16) MAC (Municipal Assurance Corporation).

(17) RAA (Radian Asset Assurance Inc).

The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

California Tax-Exempt Money Market Fund

Statement of Operations

Year Ended
November 30, 2015
($000)
Investment Income
Income
Interest	2,353
Total Income	2,353
Expenses
The Vanguard Group—Note B
Investment Advisory Services	718
Management and Administrative	3,879
Marketing and Distribution	852
Custodian Fees	38
Auditing Fees	29
Shareholders’ Reports	32
Trustees’ Fees and Expenses	2
Total Expenses	5,550
Expense Reduction—Note B	(3,543)
Net Expenses	2,007
Net Investment Income	346
Realized Net Gain (Loss) on Investment Securities Sold	(6)
Net Increase (Decrease) in Net Assets Resulting from Operations	340

See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	346	368
Realized Net Gain (Loss)	(6)	(23)
Net Increase (Decrease) in Net Assets Resulting from Operations	340	345
Distributions
Net Investment Income	(346)	(368)
Realized Capital Gain	—	—
Total Distributions	(346)	(368)
Capital Share Transactions (at $1.00 per share)
Issued	2,229,455	2,392,394
Issued in Lieu of Cash Distributions	331	352
Redeemed	(2,424,734)	(2,679,172)
Net Increase (Decrease) from Capital Share Transactions	(194,948)	(286,426)
Total Increase (Decrease)	(194,954)	(286,449)
Net Assets
Beginning of Period	3,585,578	3,872,027
End of Period[1]	3,390,624	3,585,578
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $0 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Financial Highlights

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0001	.0001	.0001	.0003	.001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.0001	.0001	.0001	.0003	.001
Distributions
Dividends from Net Investment Income	(.0001)	(.0001)	(.0001)	(.0003)	(.001)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.0001)	(.0001)	(.0001)	(.0003)	(.001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.01%	0.01%	0.01%	0.03%	0.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,391	$3,586	$3,872	$3,813	$4,131
Ratio of Expenses to Average Net Assets[2]	0.06%	0.07%	0.11%	0.15%	0.16%
Ratio of Net Investment Income to
Average Net Assets	0.01%	0.01%	0.01%	0.03%	0.07%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 The ratio of total expense to average net assets before an expense reduction was 0.16%, 0.16%, 0.16%, 0.16%, and 0.17%. See Note B in Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Notes to Financial Statements

Vanguard California Tax-Exempt Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2015, or at any time during the period then ended.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

California Tax-Exempt Money Market Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2015, the fund had contributed to Vanguard capital in the amount of $298,000, representing 0.01% of the fund’s net assets and 0.12% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended November 30, 2015, Vanguard’s expenses were reduced by $3,543,000 (an effective annual rate of 0.10% of the fund’s average net assets); the fund is not obligated to repay this amount to Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At November 30, 2015, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to November 30, 2015, that would require recognition or disclosure in these financial statements.

California Intermediate-Term Tax-Exempt Fund

Fund Profile
As of November 30, 2015

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VCAIX		VCADX
Expense Ratio[1]	0.20%		0.12%
30-Day SEC Yield	1.57%		1.67%

Financial Attributes

		Barclays
		Muni	Barclays
		CA IT	Municipal
		Bond	Bond
	Fund	Index	Index
Number of Bonds	2,257	1,620	47,840
Yield to Maturity
(before expenses)	1.8%	1.6%	2.2%
Average Coupon	4.3%	4.7%	4.8%
Average Duration	5.0 years	4.9 years	6.4 years
Average Stated
Maturity	9.3 years	7.5 years	13.1 years
Short-Term
Reserves	3.1%	—	—

Volatility Measures
	Barclays Muni	Barclays
	CA IT	Municipal
	Bond Index	Bond Index
R-Squared	0.95	0.97
Beta	1.07	0.93

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Stated Maturity
(% of portfolio)
Under 1 Year	7.0%
1 - 3 Years	9.3
3 - 5 Years	12.4
5 - 10 Years	26.5
10 - 20 Years	44.7
20 - 30 Years	0.1

Distribution by Credit Quality (% of portfolio)

AAA	8.4%
AA	71.3
A	13.6
BBB	4.2
BB	0.4
B	0.3
Not Rated	1.8

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated March 26, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2015, the expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares.

California Intermediate-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2005, Through November 30, 2015

Initial Investment of $10,000

See Financial Highlights for dividend and capital gains information.

California Intermediate-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 2005, Through November 30, 2015
				Barclays Muni
				CA IT
			Investor Shares	Bond Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2006	4.12%	1.28%	5.40%	5.07%
2007	3.99	-1.53	2.46	3.84
2008	3.79	-6.50	-2.71	1.84
2009	4.19	6.37	10.56	9.03
2010	3.79	0.64	4.43	6.89
2011	3.88	2.29	6.17	6.79
2012	3.52	6.62	10.14	9.08
2013	3.12	-5.03	-1.91	-1.15
2014	3.23	4.06	7.29	6.12
2015	2.85	0.08	2.93	2.85

Average Annual Total Returns: Periods Ended September 30, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	3/4/1994	2.96%	4.20%	3.67%	0.64%	4.31%
Admiral Shares	11/12/2001	3.04	4.28	3.75	0.64	4.39

California Intermediate-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.6%)
California (99.3%)
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Computer History Museum)
VRDO	0.010%	12/3/15 LOC	1,000	1,000
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	3.000%	7/1/19	215	215
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	5.000%	7/1/23	700	798
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	5.000%	7/1/24	1,195	1,352
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	6.000%	7/1/31	2,750	3,111
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	5.000%	7/1/32	1,060	1,157
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Eskaton Properties Inc.
Obligated Group)	3.000%	11/15/16	1,220	1,238
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Eskaton Properties Inc.
Obligated Group)	5.000%	11/15/35	3,250	3,422
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/20	850	972
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/22	555	651
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/23	1,000	1,162
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/24	1,265	1,456
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Odd Fellows Home)	5.000%	4/1/32	7,250	8,332
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.250%	8/1/23	1,000	1,176
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/24	960	1,116

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/25	950	1,097
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/26	2,490	2,853
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/28	900	1,019
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	6.000%	8/1/30	18,120	21,899
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/31	1,000	1,151
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/32	1,000	1,145
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/34	1,780	2,027
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/21	275	324
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/22	355	422
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/23	375	450
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/24	400	482
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/25	510	608
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/26	685	807
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/28	1,165	1,353
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/29	1,000	1,155
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/30	1,425	1,634
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/31	500	571
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/32	525	597
Alameda CA Community Improvement
Commission Successor Agency Tax
Allocation Revenue	5.000%	9/1/27 (15)	750	881
Alameda CA Community Improvement
Commission Successor Agency Tax
Allocation Revenue	5.000%	9/1/28 (15)	1,000	1,163
Alameda CA Community Improvement
Commission Successor Agency Tax
Allocation Revenue	5.000%	9/1/30 (15)	1,680	1,934

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Alameda CA Community Improvement
Commission Successor Agency Tax
Allocation Revenue	5.000%	9/1/31 (15)	1,640	1,883
Alameda CA Community Improvement
Commission Successor Agency Tax
Allocation Revenue	5.000%	9/1/32 (15)	3,000	3,431
Alameda CA Community Improvement
Commission Successor Agency Tax
Allocation Revenue	5.000%	9/1/33 (15)	2,375	2,705
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/16 (2)	4,655	4,629
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/18 (2)	300	287
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/19 (2)	14,290	13,399
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/20 (2)	13,215	12,067
Alameda CA Corridor Transportation Authority
Revenue	4.000%	3/1/22	5,500	6,333
Alameda CA Corridor Transportation Authority
Revenue	5.000%	10/1/22	2,190	2,644
Alameda CA Corridor Transportation Authority
Revenue	5.000%	10/1/23	2,160	2,629
Alameda CA Corridor Transportation Authority
Revenue	5.400%	10/1/24 (2)	3,805	4,080
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/29 (2)	30,240	16,877
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/30 (2)	9,110	4,797
Alameda County CA Joint Powers Authority Lease
Revenue	5.000%	12/1/32	7,000	8,076
Alameda County CA Joint Powers Authority Lease
Revenue	5.000%	12/1/33	8,415	9,682
Alameda County CA Joint Powers Authority Lease
Revenue	5.000%	12/1/34	4,640	5,317
Alameda County CA Unified School District GO	5.000%	8/1/34	2,890	3,385
Alum Rock CA Union Elementary School District
GO	5.000%	8/1/22 (15)	500	603
Alum Rock CA Union Elementary School District
GO	5.000%	8/1/23 (15)	800	974
Alum Rock CA Union Elementary School District
GO	5.000%	8/1/24 (15)	1,000	1,224
Alum Rock CA Union Elementary School District
GO	5.000%	8/1/25 (15)	1,000	1,233
Alvord CA Unified School District GO	5.900%	2/1/21 (14)	2,230	2,695
Alvord CA Unified School District GO	5.900%	2/1/24 (4)	3,865	4,602
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.000%	4/1/17 (Prere.)	2,765	2,927
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.000%	4/1/17 (Prere.)	2,910	3,081
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.000%	4/1/17 (Prere.)	3,235	3,425
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.000%	4/1/17 (Prere.)	3,405	3,605
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.000%	10/1/21 (14)	1,660	1,753

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.000%	10/1/22 (14)	1,750	1,842
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.000%	10/1/24 (14)	1,940	2,040
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.000%	10/1/25 (14)	2,045	2,150
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.250%	10/1/30	5,585	6,515
Bakersfield CA Wastewater Revenue	5.000%	9/15/17 (Prere.)	7,600	8,185
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	11,625	11,812
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	300	305
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	2,455	2,494
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	3,100	3,150
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	10,000	10,160
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/17 (Prere.)	3,055	3,234
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/17 (Prere.)	3,000	3,175
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/18	2,610	2,764
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.500%	4/1/18 (Prere.)	3,875	4,288
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/19 (Prere.)	75	85
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.250%	4/1/19 (Prere.)	11,355	12,924
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/25	6,250	7,483
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/28	5,000	5,854
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/28	5,000	5,859
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/29	7,000	8,185
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/29	8,000	9,309
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/30	16,700	19,526
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	4.000%	4/1/31	4,000	4,295
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/31	16,125	18,854
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/31	7,645	8,824
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	1.018%	8/1/17	37,550	37,660
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	1.450%	8/1/17	12,500	12,603
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	1.500%	4/2/18	9,225	9,293

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	1.875%	4/1/19	2,250	2,286
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	1.875%	4/1/20	25,000	25,341
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	0.710%	4/1/21	20,500	20,320
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	2.000%	4/1/21	34,000	34,488
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	0.910%	5/1/23	19,000	18,682
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	0.910%	5/1/23	4,350	4,277
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	1.110%	4/1/24	6,100	6,033
Brea CA Redevelopment Agency Successor
Agency Tax Allocation Revenue
(Redevelopment Project AB)	5.000%	8/1/21	5,500	6,482
Brea CA Redevelopment Agency Successor
Agency Tax Allocation Revenue
(Redevelopment Project AB)	5.000%	8/1/24	5,110	6,098
Brentwood CA Infrastructure Financing Authority
Revenue	5.000%	9/2/24 (4)	1,000	1,212
Brentwood CA Infrastructure Financing Authority
Revenue	5.000%	9/2/25 (4)	1,430	1,714
Brentwood CA Infrastructure Financing Authority
Revenue	5.000%	9/2/26 (4)	2,000	2,364
Brentwood CA Infrastructure Financing Authority
Revenue	5.000%	9/2/27 (4)	2,375	2,782
Brentwood CA Infrastructure Financing Authority
Revenue	5.000%	9/2/29 (4)	1,240	1,431
Brentwood CA Infrastructure Financing Authority
Revenue	5.000%	9/2/30 (4)	750	859
Brentwood CA Infrastructure Financing Authority
Revenue	5.000%	9/2/32 (4)	3,790	3,917
Brentwood CA Infrastructure Financing Authority
Water Revenue	5.000%	7/1/23	400	490
Brentwood CA Infrastructure Financing Authority
Water Revenue	5.000%	7/1/24	500	619
Brentwood CA Infrastructure Financing Authority
Water Revenue	5.000%	7/1/25	500	611
Brentwood CA Infrastructure Financing Authority
Water Revenue	4.000%	7/1/30	1,700	1,813
Brentwood CA Infrastructure Financing Authority
Water Revenue	4.000%	7/1/31	1,980	2,101
Brentwood CA Infrastructure Financing Authority
Water Revenue	4.000%	7/1/32	2,085	2,198
Brentwood CA Infrastructure Financing Authority
Water Revenue	4.000%	7/1/33	2,165	2,279
Brentwood CA Infrastructure Financing Authority
Water Revenue	4.000%	7/1/34	2,210	2,323
Burbank CA Redevelopment Agency Tax
Allocation Revenue	5.000%	12/1/20 (15)	1,610	1,885
Burbank CA Redevelopment Agency Tax
Allocation Revenue	5.000%	12/1/21 (15)	1,255	1,495
California County CA Tobacco Securitization
Agency Revenue	5.250%	6/1/21	10,275	10,364

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California County CA Tobacco Securitization
Agency Revenue	5.000%	6/1/22	1,000	1,161
California County CA Tobacco Securitization
Agency Revenue	5.000%	6/1/23	1,200	1,407
California County CA Tobacco Securitization
Agency Revenue	5.000%	6/1/24	3,840	4,523
California Department of Water Resources Power
Supply Revenue	5.000%	5/1/17	25,000	26,575
California Department of Water Resources Power
Supply Revenue	5.000%	5/1/17	9,600	10,205
California Department of Water Resources Power
Supply Revenue	4.000%	5/1/18	1,380	1,486
California Department of Water Resources Power
Supply Revenue	5.000%	5/1/18	1,810	1,992
California Department of Water Resources Power
Supply Revenue	5.000%	5/1/18 (Prere.)	28,585	31,401
California Department of Water Resources Power
Supply Revenue	5.000%	5/1/18 (Prere.)	2,720	2,993
California Department of Water Resources Power
Supply Revenue	5.000%	5/1/18 (Prere.)	10,485	11,518
California Department of Water Resources Power
Supply Revenue	5.000%	5/1/18	18,385	20,238
California Department of Water Resources Power
Supply Revenue	5.000%	5/1/19	1,215	1,380
California Department of Water Resources Power
Supply Revenue	5.000%	5/1/19	19,590	22,253
California Department of Water Resources Power
Supply Revenue	5.000%	5/1/20	18,250	21,323
California Department of Water Resources Power
Supply Revenue	5.000%	5/1/20 (Prere.)	3,100	3,616
California Department of Water Resources Power
Supply Revenue	5.000%	5/1/20 (Prere.)	6,715	7,833
California Department of Water Resources Power
Supply Revenue	5.000%	5/1/20	23,890	27,913
California Department of Water Resources Power
Supply Revenue	5.000%	5/1/21	6,500	7,743
California Department of Water Resources Power
Supply Revenue	5.000%	5/1/21	20,000	21,964
California Department of Water Resources Power
Supply Revenue	5.000%	5/1/21	15,000	17,869
California Department of Water Resources Power
Supply Revenue	5.000%	5/1/21	11,415	12,536
California Department of Water Resources Power
Supply Revenue	5.000%	5/1/21	1,900	2,198
California Department of Water Resources Power
Supply Revenue	5.000%	5/1/22	24,720	30,025
California Department of Water Resources Power
Supply Revenue	5.000%	5/1/22 (4)	1,090	1,196
California Department of Water Resources Power
Supply Revenue	5.000%	5/1/22	4,190	4,599
California Department of Water Resources Power
Supply Revenue	5.000%	5/1/22	4,110	4,742
California Department of Water Resources Power
Supply Revenue	5.000%	5/1/22 (4)	1,000	1,098
California Department of Water Resources Power
Supply Revenue	5.000%	5/1/22	5,395	5,925

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	6/1/18 (Prere.)	4,905	5,402
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	6/1/18 (Prere.)	8,280	9,120
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/19 (Prere.)	7,960	9,182
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/19	4,350	5,022
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/20	1,250	1,479
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.250%	12/1/20 (Prere.)	1,850	2,212
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.250%	12/1/20 (Prere.)	2,905	3,473
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.250%	12/1/20 (Prere.)	3,355	4,011
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.250%	12/1/20 (Prere.)	3,455	4,131
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/21	5,645	6,816
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/22	6,000	7,357
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/23	10,000	12,419
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/24	95	105
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/24	9,500	11,923
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/26	285	313
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/26	1,950	2,411
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/27	840	962
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/27	4,060	4,986
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.250%	12/1/27	995	1,176
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/28	3,350	3,915
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.250%	12/1/28	1,150	1,369
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/29	8,255	9,800
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/29	3,530	4,102
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.250%	12/1/29	1,185	1,396
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/30	2,720	3,148
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/31	3,910	4,511
1 California Department of Water Resources Water
System Revenue (Central Valley Project) PUT	0.630%	9/1/17	10,000	10,001
1 California Department of Water Resources Water
System Revenue (Central Valley Project) PUT	0.310%	12/1/17	17,000	16,945

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Economic Recovery GO	5.000%	7/1/16 (Prere.)	16,280	16,731
California Economic Recovery GO	5.000%	7/1/18 (ETM)	23,110	25,520
California Economic Recovery GO	5.000%	7/1/18 (ETM)	6,660	7,355
2 California Economic Recovery GO	5.000%	7/1/19 (Prere.)	43,745	49,810
California Economic Recovery GO	5.000%	7/1/19 (ETM)	32,330	36,813
2 California Economic Recovery GO	5.250%	7/1/19 (Prere.)	28,845	33,120
California Economic Recovery GO	5.250%	7/1/19 (Prere.)	16,540	18,991
3 California Educational Facilities Authority Revenue
(Claremont McKenna College)	4.000%	1/1/19	1,085	1,184
3 California Educational Facilities Authority Revenue
(Claremont McKenna College)	4.000%	1/1/20	1,040	1,157
3 California Educational Facilities Authority Revenue
(Claremont McKenna College)	4.000%	1/1/21	800	903
3 California Educational Facilities Authority Revenue
(Claremont McKenna College)	4.000%	1/1/22	1,190	1,358
3 California Educational Facilities Authority Revenue
(Claremont McKenna College)	4.000%	1/1/23	1,800	2,071
3 California Educational Facilities Authority Revenue
(Claremont McKenna College)	4.000%	1/1/24	1,900	2,191
3 California Educational Facilities Authority Revenue
(Claremont McKenna College)	4.000%	1/1/25	1,035	1,200
3 California Educational Facilities Authority Revenue
(Claremont McKenna College)	5.000%	1/1/26	1,000	1,251
3 California Educational Facilities Authority Revenue
(Claremont McKenna College)	5.000%	1/1/27	700	866
3 California Educational Facilities Authority Revenue
(Claremont McKenna College)	5.000%	1/1/30	1,750	2,103
3 California Educational Facilities Authority Revenue
(Claremont McKenna College)	5.000%	1/1/31	1,875	2,242
3 California Educational Facilities Authority Revenue
(Claremont McKenna College)	5.000%	1/1/32	2,000	2,386
3 California Educational Facilities Authority Revenue
(Claremont McKenna College)	4.000%	1/1/33	3,590	3,817
3 California Educational Facilities Authority Revenue
(Claremont McKenna College)	4.000%	1/1/34	3,350	3,541
California Educational Facilities Authority Revenue
(College of Arts & Crafts)	6.875%	6/1/16	400	410
California Educational Facilities Authority Revenue
(College of Arts)	5.000%	6/1/20	790	873
California Educational Facilities Authority Revenue
(College of Arts)	5.000%	6/1/23	1,195	1,339
California Educational Facilities Authority Revenue
(College of Arts)	5.000%	6/1/24	380	425
California Educational Facilities Authority Revenue
(College of Arts)	5.250%	6/1/30	1,125	1,234
California Educational Facilities Authority Revenue
(Santa Clara University)	5.000%	4/1/31	1,000	1,183
California Educational Facilities Authority Revenue
(Santa Clara University)	5.000%	4/1/32	1,000	1,181
California Educational Facilities Authority Revenue
(Santa Clara University)	5.000%	4/1/33	1,545	1,818
California Educational Facilities Authority Revenue
(Santa Clara University)	5.000%	4/1/34	2,625	3,080
California Educational Facilities Authority Revenue
(Santa Clara University)	5.000%	4/1/35	3,100	3,618

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Educational Facilities Authority Revenue
(University of Southern California)	5.000%	10/1/25	5,000	6,351
California Educational Facilities Authority Revenue
(University of Southern California)	4.500%	10/1/33	6,115	6,455
4 California Educational Facilities Authority Revenue
(University of Southern California) TOB VRDO	0.010%	12/1/15	614	614
California Educational Facilities Authority Revenue
(University of the Pacific)	5.000%	11/1/20	1,770	2,047
California Educational Facilities Authority Revenue
(University of the Pacific)	5.000%	11/1/21	2,100	2,459
California Educational Facilities Authority Revenue
(University of the Pacific)	5.000%	11/1/22	2,130	2,517
California Educational Facilities Authority Revenue
(University of the Pacific)	5.000%	11/1/23	1,870	2,225
California Educational Facilities Authority Revenue
(University of the Pacific)	5.000%	11/1/24	2,500	2,998
California Educational Facilities Authority Revenue
(University of the Pacific)	5.000%	11/1/25	2,315	2,779
California Educational Facilities Authority Revenue
(University of the Pacific)	5.000%	11/1/31	1,005	1,154
California GO	4.500%	3/1/16 (Prere.)	6,410	6,479
California GO	4.500%	3/1/16 (Prere.)	4,975	5,028
California GO	5.000%	3/1/16 (Prere.)	5,535	5,602
California GO	5.000%	3/1/16 (Prere.)	1,000	1,012
California GO	4.000%	4/1/16	525	532
California GO	5.000%	9/1/16 (Prere.)	12,120	12,545
California GO	5.000%	10/1/16 (Prere.)	14,800	15,373
California GO	5.000%	10/1/16 (Prere.)	12,500	12,984
California GO	5.000%	10/1/16	11,875	12,339
California GO	5.000%	12/1/16	1,200	1,256
California GO	5.000%	4/1/17	11,000	11,651
California GO	6.000%	4/1/17 (2)	680	730
1 California GO	0.760%	5/1/17	1,000	1,004
California GO	5.250%	2/1/18 (14)	8,000	8,751
California GO	6.000%	2/1/18 (2)	6,240	6,932
California GO	5.000%	3/1/18	1,850	2,019
California GO	5.500%	4/1/18	29,250	32,353
1 California GO	0.910%	5/1/18	9,230	9,307
California GO	5.000%	8/1/18	1,895	1,993
California GO	5.000%	10/1/18	20,000	22,249
California GO	5.000%	10/1/18	14,095	15,680
California GO	2.000%	11/1/18	16,545	17,029
California GO	5.000%	2/1/19	4,715	5,298
California GO	5.500%	4/1/19	11,245	12,877
California GO	5.000%	8/1/19	25,000	28,498
California GO	5.000%	8/1/19	35,445	40,405
California GO	5.000%	10/1/19	21,000	24,055
California GO	2.000%	11/1/19	6,695	6,919
California GO	5.000%	2/1/20	2,950	3,402
California GO	5.250%	2/1/20	7,500	8,724
California GO	5.000%	3/1/20	19,535	22,574
California GO	5.000%	8/1/20	14,890	15,653
California GO	5.000%	9/1/20	9,970	11,663
California GO	5.000%	10/1/20	5,555	6,511
California GO	5.000%	11/1/20	47,795	56,128

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California GO	5.000%	2/1/21	2,000	2,354
California GO	5.000%	3/1/21	2,250	2,596
California GO	5.000%	4/1/21	2,240	2,647
California GO	5.500%	4/1/21	2,000	2,294
California GO	5.000%	9/1/21	13,700	16,341
California GO	5.000%	9/1/21	9,800	11,689
California GO	5.000%	9/1/21	1,310	1,563
California GO	5.000%	10/1/21	2,575	3,077
California GO	5.000%	11/1/21	2,820	3,376
California GO	5.000%	2/1/22	8,125	9,749
California GO	5.000%	4/1/22	4,550	5,474
California GO	5.000%	9/1/22	12,710	15,384
California GO	5.250%	9/1/22	17,400	21,337
California GO	5.000%	10/1/22	15,000	18,176
California GO	5.000%	11/1/22	26,570	32,231
California GO	5.000%	2/1/23	15,000	18,181
California GO	5.000%	2/1/23	15,880	18,990
California GO	5.000%	9/1/23	7,000	8,605
California GO	5.000%	9/1/23	10,000	12,225
California GO	5.250%	9/1/23	2,455	2,980
California GO	5.000%	10/1/23	12,450	15,237
California GO	5.000%	10/1/23	3,135	3,837
California GO	5.000%	11/1/23	20,000	24,505
California GO	5.000%	12/1/23	7,500	8,109
California GO	5.000%	3/1/24	3,000	3,460
California GO	5.000%	8/1/24	10,100	10,603
California GO	5.000%	9/1/24	10,000	12,061
California GO	5.000%	10/1/24	11,420	12,528
California GO	5.000%	10/1/24	13,440	13,941
California GO	5.000%	10/1/24	8,725	10,754
California GO	5.000%	11/1/24	5,000	5,884
California GO	5.000%	12/1/24	2,000	2,162
California GO	5.000%	12/1/24	15,500	18,769
California GO	5.000%	2/1/25	12,940	15,345
California GO	5.125%	3/1/25	2,100	2,299
California GO	5.000%	8/1/25	18,525	19,448
California GO	5.000%	9/1/25	2,185	2,624
California GO	5.000%	9/1/25	1,500	1,669
California GO	5.000%	9/1/25	2,110	2,579
California GO	5.000%	10/1/25	8,490	9,301
California GO	5.000%	10/1/25	13,865	16,787
California GO	5.000%	11/1/25	1,500	1,764
California GO	5.000%	11/1/25	14,125	17,258
California GO	5.000%	12/1/25	21,015	22,612
California GO	5.000%	3/1/26	5,000	5,058
California GO	5.000%	3/1/26	5,000	5,761
California GO	5.000%	4/1/26	27,480	30,092
California GO	5.000%	9/1/26	2,500	2,779
California GO	5.000%	11/1/26	7,500	8,806
California GO	5.000%	4/1/27	24,285	26,593
California GO	5.750%	4/1/27	31,455	36,221
California GO	4.500%	8/1/27	8,145	8,509
California GO	5.000%	9/1/27	5,500	6,115
California GO	5.000%	10/1/27	13,875	16,537
California GO	5.250%	10/1/27	5,000	5,961

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California GO	5.750%	4/1/28	30,000	34,546
California GO	4.500%	8/1/28 (11)	3,375	3,522
California GO	5.000%	9/1/28	17,500	19,446
California GO	5.250%	9/1/28	6,000	7,101
California GO	5.250%	2/1/29	2,790	3,287
California GO	5.000%	9/1/29	6,000	6,984
California GO	5.000%	9/1/29	16,000	17,752
California GO	5.000%	10/1/29	10,245	11,199
California GO	4.500%	12/1/29	2,525	2,835
California GO	5.250%	3/1/30	20,000	23,141
California GO	5.000%	5/1/30	13,870	16,224
California GO	4.500%	8/1/30	3,100	3,232
California GO	5.000%	9/1/30	10,000	11,581
California GO	5.000%	9/1/30	9,100	10,858
California GO	5.000%	9/1/30	10,180	11,289
California GO	5.250%	9/1/30	5,000	6,022
California GO	5.000%	10/1/30	5,800	6,827
California GO	5.750%	4/1/31	37,030	42,720
California GO	5.000%	5/1/31	13,000	15,142
California GO	5.000%	8/1/31	10,000	11,777
California GO	5.250%	8/1/31	5,755	7,002
California GO	5.000%	10/1/31	5,500	6,446
California GO	5.000%	12/1/31	6,000	7,082
California GO	5.000%	12/1/31	6,500	7,519
California GO	5.000%	2/1/32	2,540	2,906
California GO	5.000%	8/1/32	5,000	5,907
California GO	5.250%	8/1/32	2,000	2,424
California GO	5.000%	10/1/32	23,500	27,441
California GO	5.000%	12/1/32	7,000	7,568
California GO	5.000%	3/1/33	3,395	3,973
California GO	6.000%	3/1/33	12,000	14,403
California GO	5.125%	4/1/33	6,550	7,169
California GO	6.500%	4/1/33	22,715	26,911
California GO	5.000%	9/1/33	3,830	4,471
California GO	5.000%	12/1/33	3,120	3,585
California GO	5.000%	10/1/34	9,200	10,673
California GO	5.000%	8/1/35	10,000	11,686
California GO PUT	4.000%	12/1/16	22,925	23,333
1 California GO PUT	0.964%	12/3/18	1,000	1,007
California GO PUT	3.000%	12/1/19	52,000	55,314
California GO VRDO	0.010%	12/1/15 LOC	2,060	2,060
California GO VRDO	0.010%	12/1/15 LOC	1,640	1,640
California GO VRDO	0.010%	12/1/15 LOC	4,150	4,150
California GO VRDO	0.010%	12/1/15 LOC	4,300	4,300
California GO VRDO	0.010%	12/1/15 LOC	4,400	4,400
California GO VRDO	0.010%	12/1/15 LOC	6,300	6,300
California GO VRDO	0.010%	12/1/15 LOC	8,300	8,300
California GO VRDO	0.010%	12/1/15 LOC	3,700	3,700
California GO VRDO	0.010%	12/7/15 LOC	25,000	25,000
California GO VRDO	0.010%	12/7/15 LOC	17,950	17,950
California Health Facilities Financing Authority
Revenue (Adventist Health System/West)	5.000%	3/1/25	5,700	6,718
California Health Facilities Financing Authority
Revenue (Adventist Health System/West)	5.000%	3/1/26	2,000	2,342

California Health Facilities Financing Authority
Revenue (California-Nevada Methodist Homes)	5.000%	7/1/16 (Prere.)	1,740	1,788

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.000%	3/1/19	215	241
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.000%	7/1/19	1,000	1,131
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.000%	3/1/20	4,750	5,469
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.000%	3/1/21	3,810	4,459
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.250%	3/1/22	8,000	9,464
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.500%	7/1/25	5,300	5,828
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.625%	7/1/25	19,820	22,706
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.250%	3/1/27	7,500	8,462
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	6.000%	7/1/29	4,260	4,908
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West) VRDO	0.100%	12/7/15 LOC	14,000	14,000
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/16	2,000	2,005
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/17	4,585	4,595
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/19	1,000	1,139
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/20	2,100	2,451
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/21	2,000	2,378
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/26	6,905	8,487
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/28	7,500	9,078
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/29	7,250	8,718
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/31	1,600	1,898
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/34	3,315	3,323
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/22	3,500	3,975
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/23	1,370	1,545
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/24	2,910	3,263
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/29	2,890	3,165
1 California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles) PUT	1.810%	7/1/17	5,255	5,318
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)	6.250%	11/1/29	5,000	5,892
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)	5.000%	11/1/31	2,000	2,219
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	4.000%	6/1/16	735	748

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/19	300	337
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/21	450	523
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/22	875	1,028
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/23	760	898
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/25	310	365
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/26	805	925
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/19	800	914
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	4.000%	11/15/20	750	835
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/21	1,400	1,654
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/23	1,500	1,765
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/24	1,700	1,985
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/25	2,250	2,612
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/32	12,500	14,001
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/35	3,500	3,895
California Health Facilities Financing Authority
Revenue (El Camino Hospital)	3.000%	2/1/19	1,235	1,309
California Health Facilities Financing Authority
Revenue (El Camino Hospital)	4.000%	2/1/20	1,715	1,906
California Health Facilities Financing Authority
Revenue (El Camino Hospital)	5.000%	2/1/28	3,000	3,470
California Health Facilities Financing Authority
Revenue (El Camino Hospital)	5.000%	2/1/29	1,000	1,150
California Health Facilities Financing Authority
Revenue (El Camino Hospital)	5.000%	2/1/30	2,205	2,511
California Health Facilities Financing Authority
Revenue (El Camino Hospital)	5.000%	2/1/31	5,930	6,722
California Health Facilities Financing Authority
Revenue (El Camino Hospital)	5.000%	2/1/32	2,610	2,947
California Health Facilities Financing Authority
Revenue (El Camino Hospital)	5.000%	2/1/33	3,295	3,696
California Health Facilities Financing Authority
Revenue (El Camino Hospital)	5.000%	2/1/34	2,390	2,679
California Health Facilities Financing Authority
Revenue (El Camino Hospital)	5.000%	2/1/35	4,020	4,496
4 California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford) TOB VRDO	0.020%	12/7/15	1,665	1,665
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford)	4.000%	8/15/19	500	554

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford)	5.000%	8/15/21	800	956
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford)	5.000%	8/15/22	500	607
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford) PUT	1.450%	3/15/17	80	81
California Health Facilities Financing Authority
Revenue (Marshall Medical Center)	5.000%	11/1/24	850	1,013
California Health Facilities Financing Authority
Revenue (Marshall Medical Center)	5.000%	11/1/25	425	503
California Health Facilities Financing Authority
Revenue (Marshall Medical Center)	5.000%	11/1/26	775	909
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/18	1,320	1,474
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	4.000%	10/1/19	1,500	1,663
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/19	1,000	1,149
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	4.000%	10/1/20	1,800	2,033
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	4.000%	10/1/21	1,020	1,164
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/21	1,000	1,198
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	4.000%	10/1/22	2,250	2,583
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/22	2,400	2,919
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/24	5,000	5,873
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/25	5,000	5,830
California Health Facilities Financing Authority
Revenue (Northern California Presbyterian
Homes & Services)	5.000%	7/1/17	380	405
California Health Facilities Financing Authority
Revenue (Northern California Presbyterian
Homes & Services)	5.000%	7/1/18	335	368
California Health Facilities Financing Authority
Revenue (Northern California Presbyterian
Homes & Services)	5.000%	7/1/20	300	344
California Health Facilities Financing Authority
Revenue (Northern California Presbyterian
Homes & Services)	5.000%	7/1/21	465	543
California Health Facilities Financing Authority
Revenue (Northern California Presbyterian
Homes & Services)	5.000%	7/1/22	175	206
California Health Facilities Financing Authority
Revenue (Northern California Presbyterian
Homes & Services)	5.000%	7/1/24	370	443
California Health Facilities Financing Authority
Revenue (Northern California Presbyterian
Homes & Services)	5.000%	7/1/25	500	604

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (Northern California Presbyterian
Homes & Services)	5.000%	7/1/26	750	894
California Health Facilities Financing Authority
Revenue (Northern California Presbyterian
Homes & Services)	5.000%	7/1/28	880	1,032
California Health Facilities Financing Authority
Revenue (Northern California Presbyterian
Homes & Services)	5.000%	7/1/29	855	996
California Health Facilities Financing Authority
Revenue (Northern California Presbyterian
Homes & Services)	5.000%	7/1/31	870	1,002
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	6.250%	10/1/18 (Prere.)	3,030	3,481
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	6.250%	10/1/18 (Prere.)	4,000	4,595
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.000%	10/1/25	2,610	3,174
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.000%	10/1/26	2,700	3,249
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.000%	10/1/28	1,840	2,177
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.000%	10/1/30	4,000	4,681
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.000%	10/1/31	5,000	5,817
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.000%	10/1/33	5,000	5,756
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.000%	10/1/34	5,650	6,493
California Health Facilities Financing Authority
Revenue (Rady Children’s Hospital)	5.000%	8/15/20	500	574
California Health Facilities Financing Authority
Revenue (Rady Children’s Hospital)	5.500%	8/15/26	6,000	7,221
California Health Facilities Financing Authority
Revenue (Rady Children’s Hospital)	5.000%	8/15/31	2,865	3,286
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	10/1/17	2,515	2,711
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	10/1/18	3,000	3,340
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/25	750	874
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/27	850	978
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/28	1,175	1,346
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/32	1,000	1,132
California Health Facilities Financing Authority
Revenue (St. Joseph Health System)	5.000%	7/1/29	4,970	5,812
California Health Facilities Financing Authority
Revenue (St. Joseph Health System)	5.500%	7/1/29	10,000	11,354
California Health Facilities Financing Authority
Revenue (St. Joseph Health System)	5.000%	7/1/33	6,250	7,207
California Health Facilities Financing Authority
Revenue (St. Joseph Health System) PUT	5.000%	10/17/17	1,250	1,345

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (St. Joseph Health System) PUT	5.000%	10/15/20	12,500	14,549
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	8/15/19	2,000	2,289
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	4.000%	8/15/21	2,250	2,564
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	8/15/23	1,830	2,190
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.250%	11/15/31	2,000	2,281
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.000%	8/15/19	2,000	2,289
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.000%	8/15/20	2,200	2,578
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.000%	8/15/21	1,275	1,522
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.000%	8/15/22	1,090	1,309
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.500%	8/15/26	4,750	5,630
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.250%	8/15/31	4,500	5,235
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.875%	8/15/31	5,000	6,003
4 California Health Facilities Financing Authority
Revenue (Sutter Health) TOB VRDO	0.020%	12/7/15	1,300	1,300
4 California Health Facilities Financing Authority
Revenue (Sutter Health) TOB VRDO	0.020%	12/7/15	3,500	3,500
California Housing Finance Agency Multifamily
Housing Revenue	0.850%	8/1/16	25	25
California Infrastructure & Economic Development
Bank Revenue	5.000%	10/1/22	1,400	1,712
California Infrastructure & Economic Development
Bank Revenue	5.000%	10/1/23	1,800	2,223
California Infrastructure & Economic Development
Bank Revenue	5.000%	10/1/24	1,175	1,466
California Infrastructure & Economic Development
Bank Revenue (Academy of Motion Picture Arts
& Sciences Obligated Group)	5.000%	11/1/20	1,000	1,169
California Infrastructure & Economic Development
Bank Revenue (Academy of Motion Picture Arts
& Sciences Obligated Group)	5.000%	11/1/21	800	951
California Infrastructure & Economic Development
Bank Revenue (Academy of Motion Picture Arts
& Sciences Obligated Group)	5.000%	11/1/29	1,500	1,742
4 California Infrastructure & Economic Development
Bank Revenue (Bay Area Toll Bridges Seismic
Retrofit) TOB VRDO	0.050%	12/1/15 (ETM)	35,585	35,585
California Infrastructure & Economic Development
Bank Revenue (Independent System Operator
Corp. Project)	5.000%	2/1/34	10,000	11,261
1 California Infrastructure & Economic Development
Bank Revenue (Index-Museum Art Project) PUT	1.912%	8/1/18	6,000	6,162

1 California Infrastructure & Economic Development
Bank Revenue (J. Paul Getty Trust) PUT	0.290%	4/1/16	3,190	3,190

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 California Infrastructure & Economic Development
Bank Revenue (J. Paul Getty Trust) PUT	0.290%	4/3/17	6,100	6,095
1 California Infrastructure & Economic Development
Bank Revenue (J. Paul Getty Trust) PUT	0.290%	4/1/18	1,500	1,488
1 California Infrastructure & Economic Development
Bank Revenue (J. Paul Getty Trust) PUT	0.290%	4/2/18	32,470	32,203
California Infrastructure & Economic Development
Bank Revenue (Los Angeles County Museum of
Natural History Foundation) VRDO	0.010%	12/1/15 LOC	3,300	3,300
California Infrastructure & Economic Development
Bank Revenue (Pacific Gas & Electric Co.) VRDO	0.010%	12/1/15 LOC	2,800	2,800
California Infrastructure & Economic Development
Bank Revenue (Science Center Phase II Project)	5.000%	5/1/18 (14)	1,785	1,819
California Infrastructure & Economic Development
Bank Revenue (Science Center Phase II Project)	5.000%	5/1/19 (14)	1,040	1,060
California Infrastructure & Economic Development
Bank Revenue (Science Center Phase II Project)	5.000%	5/1/21 (14)	1,145	1,166
California Municipal Finance Authority (Community
Hospitals of Central California Obligated Group)
COP	5.000%	2/1/16	1,000	1,007
California Municipal Finance Authority (Community
Hospitals of Central California Obligated Group)
COP	5.375%	2/1/29	16,610	18,442
California Municipal Finance Authority Mobile
Home Park Revenue (Caritas Affordable
Housing Inc. Projects)	5.000%	8/15/21	565	654
California Municipal Finance Authority Mobile
Home Park Revenue (Caritas Affordable
Housing Inc. Projects)	5.000%	8/15/23	400	475
California Municipal Finance Authority Mobile
Home Park Revenue (Caritas Affordable
Housing Inc. Projects)	5.000%	8/15/30	1,000	1,133
California Municipal Finance Authority Revenue
(Anaheim Electric Utility Distribution System)	5.000%	10/1/24	1,500	1,856
California Municipal Finance Authority Revenue
(Anaheim Electric Utility Distribution System)	5.000%	10/1/26	5,360	6,586
1 California Municipal Finance Authority Revenue
(Anaheim Electric Utility Distribution System)
PUT	0.510%	4/2/18	6,000	5,964
California Municipal Finance Authority Revenue
(Anaheim Water System Project Revenue)	4.000%	10/1/31	3,955	4,258
California Municipal Finance Authority Revenue
(Anaheim Water System Project Revenue)	4.000%	10/1/32	4,220	4,519
California Municipal Finance Authority Revenue
(Anaheim Water System Project Revenue)	4.000%	10/1/33	4,390	4,693
California Municipal Finance Authority Revenue
(Azusa Pacific University)	5.000%	4/1/19	1,450	1,585
California Municipal Finance Authority Revenue
(Azusa Pacific University)	5.000%	4/1/20	1,760	1,953
California Municipal Finance Authority Revenue
(Azusa Pacific University)	5.000%	4/1/21	1,300	1,460
California Municipal Finance Authority Revenue
(Azusa Pacific University)	5.000%	4/1/22	1,000	1,133
California Municipal Finance Authority Revenue
(Azusa Pacific University)	5.000%	4/1/23	1,285	1,467

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Municipal Finance Authority Revenue
(Azusa Pacific University)	5.000%	4/1/24	1,325	1,516
California Municipal Finance Authority Revenue
(Azusa Pacific University)	5.000%	4/1/25	1,180	1,355
California Municipal Finance Authority Revenue
(Community Hospitals of Central California
Obligated Group)	5.000%	2/1/20	2,005	2,263
California Municipal Finance Authority Revenue
(Community Hospitals of Central California
Obligated Group)	5.000%	2/1/21	1,000	1,143
California Municipal Finance Authority Revenue
(Community Hospitals of Central California
Obligated Group)	5.000%	2/1/22	1,000	1,154
California Municipal Finance Authority Revenue
(Community Hospitals of Central California
Obligated Group)	5.000%	2/1/23	1,000	1,158
California Municipal Finance Authority Revenue
(Community Hospitals of Central California
Obligated Group)	5.000%	2/1/24	500	583
California Municipal Finance Authority Revenue
(Community Hospitals of Central California
Obligated Group)	5.000%	2/1/25	650	760
California Municipal Finance Authority Revenue
(Community Hospitals of Central California
Obligated Group)	5.000%	2/1/26	700	809
California Municipal Finance Authority Revenue
(Community Hospitals of Central California
Obligated Group)	5.000%	2/1/27	600	686
California Municipal Finance Authority Revenue
(Community Hospitals of Central California
Obligated Group)	5.000%	2/1/28	750	846
California Municipal Finance Authority Revenue
(Community Hospitals of Central California
Obligated Group)	5.000%	2/1/29	1,895	2,119
California Municipal Finance Authority Revenue
(Community Hospitals of Central California
Obligated Group)	5.000%	2/1/30	3,305	3,674
California Municipal Finance Authority Revenue
(Community Hospitals of Central California
Obligated Group)	5.000%	2/1/31	3,470	3,841
California Municipal Finance Authority Revenue
(Community Hospitals of Central California
Obligated Group)	5.000%	2/1/32	3,655	4,042
California Municipal Finance Authority Revenue
(Community Hospitals of Central California
Obligated Group)	5.000%	2/1/33	3,835	4,226
California Municipal Finance Authority Revenue
(Community Hospitals of Central California
Obligated Group)	5.000%	2/1/34	4,035	4,440
California Municipal Finance Authority Revenue
(Community Hospitals of Central California
Obligated Group)	5.000%	2/1/35	4,000	4,372
California Municipal Finance Authority Revenue
(Eisenhower Medical Center)	5.125%	7/1/23	1,000	1,114

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 California Municipal Finance Authority Revenue
(NorthBay Healthcare Group) PUT	2.110%	11/1/16	5,000	5,005
California Municipal Finance Authority Revenue
(University of La Verne)	5.000%	6/1/16	1,905	1,942
California Municipal Finance Authority Revenue
(University of La Verne)	4.750%	6/1/18	2,325	2,483
California Municipal Finance Authority Revenue
(University of La Verne)	5.000%	6/1/19	2,375	2,609
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.010%	12/1/15 LOC	6,800	6,800
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.010%	12/1/15 LOC	1,400	1,400
California Public Works Board Lease Revenue
(Butterfield State Office Complex)	5.000%	12/1/15 (Prere.)	3,895	3,896
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	1/1/16 (Prere.)	3,975	3,991
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	1/1/16 (Prere.)	27,790	27,905
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	10/1/16	3,785	3,931
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/18	11,625	12,795
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/19	12,200	13,825
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/20	4,180	4,840
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	9/1/20	13,000	15,140
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/21	7,375	8,705
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	10/1/21	1,375	1,634
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/22	9,425	11,289
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	10/1/22	1,500	1,805
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	10/1/23	2,350	2,853
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	9/1/24	4,250	5,195
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	10/1/24	1,925	2,355
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/25	2,925	3,588
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	9/1/31	5,000	5,819
California Public Works Board Lease Revenue
(Department of Corrections)	5.750%	10/1/31	6,000	7,322
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	9/1/32	5,000	5,806
California Public Works Board Lease Revenue
(Department of Corrections)	5.250%	10/1/32	5,000	5,953
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	9/1/33	5,000	5,790
California Public Works Board Lease Revenue
(Department of Corrections)	5.250%	10/1/33	3,000	3,561

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Public Works Board Lease Revenue
(Department of General Services)	6.000%	4/1/27	5,000	5,795
California Public Works Board Lease Revenue
(Department of State Hospitals)	5.000%	6/1/28	5,825	6,855
California Public Works Board Lease Revenue
(Department of State Hospitals)	5.000%	6/1/29	5,000	5,843
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/25	1,500	1,768
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/26	1,500	1,778
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	12/1/27	7,000	8,250
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/28	2,860	3,354
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	12/1/28	4,980	5,833
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/29	2,500	2,909
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	12/1/29	5,000	5,835
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/33	1,650	1,891
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	6/1/20 (ETM)	7,670	8,966
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	10/1/20 (ETM)	2,015	2,373
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	10/1/21 (ETM)	1,650	1,984
California Public Works Board Lease Revenue
(Trustees of The California State University)	5.375%	10/1/16 (14)	4,750	4,770
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/16	6,395	6,664
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/18	4,000	4,462
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/18	1,080	1,208
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	1/1/20	10,000	11,459
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	4/1/20	4,160	4,797
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	5/1/20	5,850	6,759
California Public Works Board Lease Revenue
(Various Capital Projects)	5.250%	11/1/20	5,000	5,856
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/20	1,600	1,874
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/21 (Prere.)	5,000	6,028
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/21 (ETM)	5,400	6,511
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/21 (Prere.)	2,645	3,189
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/21	2,965	3,536
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/21	1,110	1,324

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	5/1/22	2,670	3,194
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/22	1,500	1,807
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/22	1,195	1,441
California Public Works Board Lease Revenue
(Various Capital Projects)	5.375%	3/1/23	9,065	10,587
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	4/1/23	4,180	4,931
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/23	1,000	1,190
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/24	2,000	2,439
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/25	3,560	4,299
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	5/1/28	4,250	5,087
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	5/1/29	1,140	1,356
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	5/1/30	1,250	1,474
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	9/1/30	3,000	3,483
California Public Works Board Lease Revenue
(Various Capital Projects)	5.500%	11/1/30	5,545	6,782
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	9/1/31	3,000	3,469
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/31	1,650	1,914
California Public Works Board Lease Revenue
(Various Capital Projects)	5.500%	11/1/31	7,000	8,528
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/32	11,465	13,252
California Public Works Board Lease Revenue
(Various Capital Projects)	5.500%	11/1/33	4,670	5,690
California State University Systemwide Revenue	5.000%	11/1/18	2,200	2,462
California State University Systemwide Revenue	5.000%	11/1/19	2,300	2,648
California State University Systemwide Revenue	5.000%	11/1/20	1,670	1,971
California State University Systemwide Revenue	5.250%	11/1/20	3,515	4,006
California State University Systemwide Revenue	5.000%	11/1/22	1,500	1,841
California State University Systemwide Revenue	5.000%	11/1/23	3,960	4,707
California State University Systemwide Revenue	5.000%	11/1/23	5,605	6,943
California State University Systemwide Revenue	5.000%	11/1/23	3,705	4,589
California State University Systemwide Revenue	5.000%	11/1/24	8,690	9,470
California State University Systemwide Revenue	5.000%	11/1/24	2,915	3,425
California State University Systemwide Revenue	5.000%	11/1/24	4,505	5,639
California State University Systemwide Revenue	5.000%	11/1/25	11,820	12,881
California State University Systemwide Revenue	5.000%	11/1/26	12,530	13,655
California State University Systemwide Revenue	5.000%	11/1/27	5,000	5,449
California State University Systemwide Revenue	5.000%	11/1/27	5,740	6,684
California State University Systemwide Revenue	5.000%	11/1/27	2,000	2,476
California State University Systemwide Revenue	5.000%	11/1/28	5,000	6,046
California State University Systemwide Revenue	5.000%	11/1/28	2,610	3,211
California State University Systemwide Revenue	4.000%	11/1/29	3,900	4,231

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California State University Systemwide Revenue	5.000%	11/1/30 (4)	7,660	8,357
California State University Systemwide Revenue	5.000%	11/1/30	2,920	3,541
California State University Systemwide Revenue	5.000%	11/1/31	10,080	12,086
California State University Systemwide Revenue	5.000%	11/1/31	8,900	10,513
California State University Systemwide Revenue	5.000%	11/1/32	11,055	13,180
California State University Systemwide Revenue	5.000%	11/1/33	5,775	6,858
California State University Systemwide Revenue	5.000%	11/1/34	5,000	5,833
California State University Systemwide Revenue	5.250%	11/1/34	5,000	5,630
California State University Systemwide Revenue	5.000%	11/1/35	5,975	6,929
California State University Systemwide Revenue	5.000%	11/1/35	13,205	15,530
4 California State University Systemwide Revenue
TOB VRDO	0.090%	12/7/15 (4)	5,000	5,000
California Statewide Communities Development
Authority Health Facility Revenue
(Catholic HealthcareWest)	5.500%	7/1/31	6,320	6,728
California Statewide Communities Development
Authority Pollution Control Revenue
(Southern California Edison Co.) PUT	1.375%	4/2/18	2,500	2,507
California Statewide Communities Development
Authority Revenue (899 Charleston Project)	5.000%	11/1/19	725	779
California Statewide Communities Development
Authority Revenue (899 Charleston Project)	5.000%	11/1/24	1,000	1,075
California Statewide Communities Development
Authority Revenue (899 Charleston Project)	5.000%	11/1/29	1,650	1,712
California Statewide Communities Development
Authority Revenue (899 Charleston Project)	5.000%	11/1/34	3,700	3,764
California Statewide Communities Development
Authority Revenue (Adventist Health
System/West)	2.000%	3/1/16	625	627
California Statewide Communities Development
Authority Revenue (Adventist Health
System/West)	3.000%	3/1/17	350	359
California Statewide Communities Development
Authority Revenue (Adventist Health
System/West)	3.000%	3/1/18	450	467
California Statewide Communities Development
Authority Revenue (Adventist Health
System/West)	4.000%	3/1/19	500	540
California Statewide Communities Development
Authority Revenue (Adventist Health
System/West)	4.000%	3/1/20	750	822
California Statewide Communities Development
Authority Revenue (Adventist Health
System/West)	5.000%	3/1/22	1,500	1,751
California Statewide Communities Development
Authority Revenue (Adventist Health
System/West)	5.000%	3/1/23	1,500	1,761
California Statewide Communities Development
Authority Revenue (Adventist Health
System/West)	5.000%	3/1/24	1,000	1,183
California Statewide Communities Development
Authority Revenue (Adventist Health
System/West)	5.000%	3/1/25	765	913
California Statewide Communities Development
Authority Revenue (Adventist Health
System/West)	5.000%	3/1/26	1,500	1,793

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Statewide Communities Development
Authority Revenue (Adventist Health
System/West)	5.000%	3/1/29	4,550	5,257
California Statewide Communities Development
Authority Revenue (Adventist Health
System/West)	5.000%	3/1/32	5,000	5,678
California Statewide Communities Development
Authority Revenue (American Baptist Homes)	2.100%	10/1/19	5,455	5,456
California Statewide Communities Development
Authority Revenue (American Baptist Homes)	2.400%	10/1/20	1,450	1,450
California Statewide Communities Development
Authority Revenue (Buck Institute for
Age Research)	5.000%	11/15/18	275	304
California Statewide Communities Development
Authority Revenue (Buck Institute for
Age Research)	5.000%	11/15/19 (4)	250	285
California Statewide Communities Development
Authority Revenue (Buck Institute for
Age Research)	5.000%	11/15/20 (4)	210	244
California Statewide Communities Development
Authority Revenue (Buck Institute for
Age Research)	5.000%	11/15/21 (4)	200	236
California Statewide Communities Development
Authority Revenue (Buck Institute for
Age Research)	5.000%	11/15/22 (4)	200	239
California Statewide Communities Development
Authority Revenue (Buck Institute for
Age Research)	5.000%	11/15/23 (4)	400	482
California Statewide Communities Development
Authority Revenue (Buck Institute for
Age Research)	5.000%	11/15/24 (4)	500	607
California Statewide Communities Development
Authority Revenue (Buck Institute for
Age Research)	5.000%	11/15/27 (4)	855	1,005
California Statewide Communities Development
Authority Revenue (Buck Institute for
Age Research)	5.000%	11/15/28 (4)	900	1,049
California Statewide Communities Development
Authority Revenue (Buck Institute for
Age Research)	5.000%	11/15/34 (4)	2,500	2,848
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	3.000%	11/1/16	750	768
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	3.000%	11/1/17	750	781
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	4.000%	11/1/18	245	265
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	4.000%	11/1/19	375	414
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/20	100	116

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	4.000%	11/1/21	345	388
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/22	375	449
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/23	275	332
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/24	300	363
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/25	355	427
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/26	325	386
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/27	750	881
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/28	1,310	1,527
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/29	700	811
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/30	1,010	1,164
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.250%	11/1/30	11,500	13,029
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/31	1,000	1,149
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/32	1,690	1,924
California Statewide Communities Development
Authority Revenue (Daughters of Charity Health
System - St. Francis Medical Center)	5.000%	7/1/22	4,130	3,713
California Statewide Communities Development
Authority Revenue (Daughters of Charity Health
System - St. Francis Medical Center)	5.250%	7/1/25	1,535	1,380
California Statewide Communities Development
Authority Revenue (Daughters of Charity Health
System)	5.250%	7/1/24	10,865	9,765
California Statewide Communities Development
Authority Revenue (Enloe Medical Center)	5.000%	8/15/28	3,455	4,149
California Statewide Communities Development
Authority Revenue (Enloe Medical Center)	5.000%	8/15/30	2,500	2,971
California Statewide Communities Development
Authority Revenue (Enloe Medical Center)	5.000%	8/15/31	4,020	4,749
California Statewide Communities Development
Authority Revenue (Enloe Medical Center)	5.000%	8/15/33	4,000	4,675

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Statewide Communities Development
Authority Revenue (Enloe Medical Center)	5.000%	8/15/34	4,795	5,591
California Statewide Communities Development
Authority Revenue (Enloe Medical Center)	5.000%	8/15/35	1,000	1,161
California Statewide Communities Development
Authority Revenue (Episcopal Communities
& Services)	5.000%	5/15/18	610	664
California Statewide Communities Development
Authority Revenue (Episcopal Communities
& Services)	5.000%	5/15/27	500	559
California Statewide Communities Development
Authority Revenue (Episcopal Communities
& Services)	5.000%	5/15/32	680	736
California Statewide Communities Development
Authority Revenue (Eskaton Properties Inc.
Obligated Group)	5.250%	11/15/34	4,350	4,672
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/18	1,035	1,039
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/18	500	551
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/19	500	564
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/20	325	374
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/21	275	320
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/22	250	294
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/23	650	769
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/24	750	895
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/25	800	940
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/26	1,000	1,165
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/27	2,000	2,314
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/28	3,000	3,443
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/29	3,000	3,424
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/30	4,565	5,181
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/31	4,000	4,521
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/32	3,790	4,268
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/33	2,500	2,806
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/34	2,000	2,241
California Statewide Communities Development
Authority Revenue (Institute for Defense Analyses)
VRDO	0.010%	12/7/15 (2)LOC	2,920	2,920

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	5.000%	4/1/19	3,190	3,599
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	5.250%	8/1/31	10,000	10,282
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) PUT	5.000%	5/1/17	6,000	6,356
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) VRDO	0.010%	12/7/15	1,500	1,500
California Statewide Communities Development
Authority Revenue (Lodi Memorial Hospital)	5.000%	12/1/22	8,000	8,596
California Statewide Communities Development
Authority Revenue (Lodi Memorial Hospital)	5.000%	12/1/27	8,975	9,629
California Statewide Communities Development
Authority Revenue (Loma Linda University
Medical Center Obligated Group)	5.250%	12/1/29	10,000	10,886
California Statewide Communities Development
Authority Revenue (Loma Linda University
Medical Center Obligated Group)	5.250%	12/1/34	10,000	10,661
California Statewide Communities Development
Authority Revenue (Rady Children’s Hospital -
San Diego)	5.000%	8/15/20 (14)	2,440	2,518
California Statewide Communities Development
Authority Revenue (Rady Children’s Hospital -
San Diego)	5.000%	8/15/23 (14)	5,285	5,448
California Statewide Communities Development
Authority Revenue (St. Joseph Health System)	4.500%	7/1/18 (4)	5,780	6,056
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/19	530	607
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/20	500	587
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/22	1,050	1,274
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.250%	8/15/31	7,500	8,629
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/32	11,820	13,330
4 California Statewide Communities Development
Authority Revenue (Sutter Health) TOB VRDO	0.010%	12/7/15	35,963	35,963
California Statewide Communities Development
Authority Senior Living Health Facility Revenue
(Los Angeles Jewish Home for the Aging)	2.500%	8/1/20	1,170	1,183
California Statewide Communities Development
Authority Senior Living Health Facility Revenue
(Los Angeles Jewish Home for the Aging)	3.000%	8/1/21	2,600	2,636
California Statewide Communities Development
Authority Senior Living Revenue (Southern
California Presbyterian Homes)	7.000%	11/15/29	2,000	2,329
California Statewide Communities Development
Authority Student Housing Revenue (CHF-Irvine
LLC - UCI East Campus Apartments Phase II)	5.000%	5/15/17	1,800	1,899
California Statewide Communities Development
Authority Student Housing Revenue (CHF-Irvine
LLC - UCI East Campus Apartments Phase II)	5.500%	5/15/26	5,000	5,399
California Statewide Communities Development
Authority Student Housing Revenue (CHF-Irvine
LLC - UCI East Campus Apartments Phase II)	5.125%	5/15/31	7,000	7,860

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Capistrano CA Unified School District Special Tax
Revenue	5.000%	9/1/17	1,500	1,602
Capistrano CA Unified School District Special Tax
Revenue	5.000%	9/1/18 (15)	2,000	2,191
Capistrano CA Unified School District Special Tax
Revenue	5.000%	9/1/19 (15)	2,080	2,330
Capistrano CA Unified School District Special Tax
Revenue	5.000%	9/1/21 (15)	5,225	5,804
Capistrano CA Unified School District Special Tax
Revenue	4.000%	9/1/22 (15)	6,020	6,398
Capistrano CA Unified School District Special Tax
Revenue	4.000%	9/1/24 (15)	6,860	7,214
Carson CA Redevelopment Agency Tax Allocation
Revenue (Carson Merged & Amended
Project Area)	5.000%	10/1/22	1,130	1,338
Carson CA Redevelopment Agency Tax Allocation
Revenue (Carson Merged & Amended
Project Area)	5.000%	10/1/23	1,170	1,399
Carson CA Redevelopment Agency Tax Allocation
Revenue (Redevelopment Project Area No. 1)	5.000%	10/1/19 (4)	800	901
Carson CA Redevelopment Agency Tax Allocation
Revenue (Redevelopment Project Area No. 1)	5.000%	10/1/20 (4)	785	902
Carson CA Redevelopment Agency Tax Allocation
Revenue (Redevelopment Project Area No. 1)	5.000%	10/1/21 (4)	850	991
Carson CA Redevelopment Agency Tax Allocation
Revenue (Redevelopment Project Area No. 1)	5.000%	10/1/22 (4)	600	709
Castro Valley CA Unified School District GO	3.000%	8/1/16	1,000	1,018
Castro Valley CA Unified School District GO	4.000%	8/1/17	500	528
Castro Valley CA Unified School District GO	4.000%	8/1/18	400	433
4 Central Basin Municipal Water District California
COP TOB VRDO	0.020%	12/7/15 (4)	7,500	7,500
Central CA Unified School District GO	5.500%	8/1/29 (12)	3,000	3,390
Central Valley CA Financing Authority Cogeneration
Project Revenue (Carson Ice-Gen Project)	5.000%	7/1/17	1,000	1,066
Central Valley CA Financing Authority Cogeneration
Project Revenue (Carson Ice-Gen Project)	5.000%	7/1/19	765	867
Central Valley CA Financing Authority Cogeneration
Project Revenue (Carson Ice-Gen Project)	5.250%	7/1/20	1,025	1,199
Cerritos CA Community College District GO	0.000%	8/1/20	500	460
Cerritos CA Community College District GO	0.000%	8/1/22	500	426
Cerritos CA Community College District GO	0.000%	8/1/23	500	410
Cerritos CA Community College District GO	4.000%	8/1/30	3,480	3,749
Cerritos CA Community College District GO	4.000%	8/1/32	2,260	2,406
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/23	2,225	2,721
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/27	2,500	2,944
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/30	7,500	8,665
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/31	7,500	8,631
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/32	13,000	14,922
Chaffey CA Community College District GO	5.000%	6/1/32	5,000	5,819
Chaffey CA Union High School District GO	0.000%	8/1/20	400	362
Chaffey CA Union High School District GO	0.000%	8/1/21	500	439

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Chaffey CA Union High School District GO	0.000%	8/1/22	500	420
Chaffey CA Union High School District GO	0.000%	8/1/23	600	487
Chaffey CA Union High School District GO	0.000%	8/1/24	500	389
Chaffey CA Union High School District GO	0.000%	8/1/25	655	471
Chaffey CA Union High School District GO	0.000%	8/1/26	1,430	977
Chaffey CA Union High School District GO	0.000%	8/1/28	2,000	1,223
Chino CA Public Financing Authority Special
Tax Revenue	5.000%	9/1/24 (4)	675	799
Chino CA Public Financing Authority Special
Tax Revenue	5.000%	9/1/25 (4)	1,000	1,191
Chino CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/20 (15)	625	727
Chino CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/27 (15)	1,195	1,400
Chino CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/30 (15)	1,170	1,339
Chula Vista CA Industrial Development Revenue
(San Diego Gas & Electric Co.)	1.650%	7/1/18	6,185	6,190
Chula Vista CA Municipal Financing Authority
Special Tax Revenue	2.000%	9/1/16	670	677
Chula Vista CA Municipal Financing Authority
Special Tax Revenue	4.000%	9/1/17	700	736
Chula Vista CA Municipal Financing Authority
Special Tax Revenue	5.000%	9/1/18	1,165	1,280
Chula Vista CA Municipal Financing Authority
Special Tax Revenue	5.000%	9/1/19	2,265	2,550
Chula Vista CA Municipal Financing Authority
Special Tax Revenue	5.000%	9/1/20	1,185	1,357
Chula Vista CA Municipal Financing Authority
Special Tax Revenue	5.000%	9/1/21	2,500	2,906
Chula Vista CA Municipal Financing Authority
Special Tax Revenue	5.000%	9/1/23	2,615	3,047
Chula Vista CA Municipal Financing Authority
Special Tax Revenue	5.250%	9/1/24	3,225	3,844
Chula Vista CA Municipal Financing Authority
Special Tax Revenue	5.500%	9/1/25	3,495	4,164
Chula Vista CA Municipal Financing Authority
Special Tax Revenue	5.500%	9/1/26	3,685	4,358
Chula Vista CA Municipal Financing Authority
Special Tax Revenue	5.500%	9/1/27	970	1,140
Citrus CA Community College District GO	0.000%	8/1/33	1,000	765
Citrus CA Community College District GO	0.000%	8/1/35	3,150	2,372
Clovis CA Unified School District GO	0.000%	8/1/18 (14)	3,645	3,530
Coast CA Community College District GO	5.000%	8/1/31	7,000	8,382
Coast CA Community College District GO	0.000%	8/1/33	13,000	6,248
Coast CA Community College District GO	5.000%	8/1/33	3,000	3,567
Colton CA Joint Unified School District GO	4.000%	8/1/16 (4)	1,000	1,025
Colton CA Joint Unified School District GO	5.000%	8/1/23 (4)	765	928
Colton CA Joint Unified School District GO	5.000%	8/1/25 (4)	1,000	1,195
Colton CA Public Financing Authority Electric
Revenue	5.000%	4/1/23	2,065	2,441
Colton CA Public Financing Authority Electric
Revenue	5.000%	4/1/24	1,665	1,950
Colton CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	2.000%	8/1/16	1,240	1,252

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Colton CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	4.000%	8/1/18	1,000	1,067
Colton CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	8/1/19	1,040	1,163
Colton CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	8/1/20 (15)	1,230	1,409
Colton CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	8/1/22 (15)	1,215	1,429
Conejo Valley CA Unified School District GO	0.000%	8/1/21 (4)	2,000	1,778
Conejo Valley CA Unified School District GO	0.000%	8/1/22 (4)	2,750	2,361
Conejo Valley CA Unified School District GO	0.000%	8/1/23 (4)	2,500	2,071
Conejo Valley CA Unified School District GO	0.000%	8/1/24 (4)	3,000	2,407
Conejo Valley CA Unified School District GO	0.000%	8/1/25 (4)	3,380	2,538
Conejo Valley CA Unified School District GO	0.000%	8/1/26 (4)	3,500	2,479
Conejo Valley CA Unified School District GO	0.000%	8/1/27 (4)	3,000	2,003
Conejo Valley CA Unified School District GO	0.000%	8/1/28 (4)	2,290	1,438
Contra Costa CA Community College District GO	5.000%	8/1/24	4,140	4,977
Contra Costa CA Community College District GO	5.000%	8/1/32	3,000	3,493
Contra Costa CA Community College District GO	5.000%	8/1/33	4,000	4,642
Contra Costa CA Municipal Water District Revenue	3.000%	10/1/19	10,000	10,697
Contra Costa CA Transportation Authority Sales
Tax Revenue	5.000%	3/1/20 (Prere.)	1,080	1,252
Contra Costa CA Transportation Authority Sales
Tax Revenue	5.000%	3/1/29	1,100	1,334
Contra Costa CA Transportation Authority Sales
Tax Revenue	5.000%	3/1/30	1,475	1,775
Contra Costa CA Transportation Authority Sales
Tax Revenue	5.000%	3/1/32	1,415	1,685
Contra Costa CA Transportation Authority Sales
Tax Revenue	5.000%	3/1/32	1,600	1,856
Contra Costa CA Transportation Authority Sales
Tax Revenue	5.000%	3/1/33	1,085	1,287
Contra Costa CA Transportation Authority Sales
Tax Revenue	5.000%	3/1/33	1,800	2,081
Contra Costa CA Transportation Authority Sales
Tax Revenue	5.000%	3/1/34	3,915	4,623
1 Contra Costa CA Transportation Authority Sales
Tax Revenue PUT	0.499%	12/15/15	16,500	16,499
Contra Costa County CA Public Financing
Authority Lease Revenue	5.000%	6/1/17 (Prere.)	5,195	5,533
Contra Costa County CA Public Financing
Authority Lease Revenue	3.000%	6/1/20	1,000	1,069
Contra Costa County CA Public Financing
Authority Lease Revenue	5.000%	6/1/20	800	925
Contra Costa County CA Public Financing
Authority Lease Revenue	5.000%	6/1/21	700	823
Contra Costa County CA Public Financing
Authority Lease Revenue	5.000%	6/1/22	600	713
Contra Costa County CA Public Financing
Authority Lease Revenue	5.000%	6/1/22 (14)	10,105	10,695
Contra Costa County CA Public Financing
Authority Lease Revenue	5.000%	6/1/23	1,130	1,360
Contra Costa County CA Public Financing
Authority Lease Revenue	5.000%	6/1/23	2,335	2,811

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Corona-Norco CA School District Public Financing
Authority Special Tax Revenue	5.000%	9/1/21	500	580
Corona-Norco CA School District Public Financing
Authority Special Tax Revenue	5.000%	9/1/23	500	593
Corona-Norco CA Unified School District GO	0.000%	8/1/20 (12)	1,825	1,682
Corona-Norco CA Unified School District GO	0.000%	8/1/21 (12)	2,010	1,796
Corona-Norco CA Unified School District GO	0.000%	8/1/22 (12)	1,700	1,469
Corona-Norco CA Unified School District GO	0.000%	8/1/23 (12)	1,000	835
Corona-Norco CA Unified School District GO	0.000%	8/1/25 (12)	1,325	1,023
Corona-Norco CA Unified School District GO	0.000%	8/1/26 (12)	1,530	1,121
Corona-Norco CA Unified School District GO	0.000%	8/1/27 (12)	1,500	1,048
Corona-Norco CA Unified School District GO	0.000%	8/1/28 (12)	1,290	858
Corona-Norco CA Unified School District Special
Tax Revenue (Community Facilities District
No. 98-1)	5.000%	9/1/23	1,145	1,359
Corona-Norco CA Unified School District Special
Tax Revenue (Community Facilities District
No. 98-1)	5.000%	9/1/24	1,325	1,556
Corona-Norco CA Unified School District Special
Tax Revenue (Community Facilities District
No. 98-1)	5.000%	9/1/25	2,525	2,919
Corona-Norco CA Unified School District Special
Tax Revenue (Community Facilities District
No. 98-1)	5.000%	9/1/27	1,000	1,139
Corona-Norco CA Unified School District Special
Tax Revenue (Community Facilities District
No. 98-1)	5.000%	9/1/28	1,590	1,797
Culver City CA Redevelopment Agency Tax
Allocation Revenue	5.375%	11/1/16 (4)	740	743
Cupertino CA Union School District GO	5.000%	8/1/25	3,235	3,944
Del Mar CA Race Track Authority Revenue	4.000%	10/1/21	1,380	1,483
Del Mar CA Race Track Authority Revenue	5.000%	10/1/24	1,585	1,787
Del Mar CA Race Track Authority Revenue	5.000%	10/1/26	1,745	1,931
Del Mar CA Race Track Authority Revenue	5.000%	10/1/27	1,835	2,018
Del Mar CA Race Track Authority Revenue	5.000%	10/1/29	1,010	1,099
Del Mar CA Race Track Authority Revenue	5.000%	10/1/35	1,665	1,794
Desert CA Community College District GO	4.000%	8/1/19	1,500	1,655
Desert CA Community College District GO	5.000%	8/1/20	1,760	2,057
4 Desert CA Community College District
GO TOB VRDO	0.030%	12/7/15	6,500	6,500
East Bay CA Municipal Utility District Waste
Water System Revenue	5.000%	6/1/35	8,455	10,013
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/25	6,265	7,888
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/28	5,300	6,828
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/30	2,005	2,312
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/31	16,020	18,432
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/31	3,975	4,792
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/32	4,015	4,833
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/33	4,280	5,132

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/34	1,855	2,214
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/35	3,050	3,629
East Bay CA Regional Park District Revenue	5.000%	9/1/28	4,415	4,957
East Side CA Union High School District Santa
Clara County GO	5.000%	8/1/29	6,000	7,045
Eastern California Municipal Water District Water
& Sewer COP	5.000%	7/1/26	5,245	5,727
Eastern California Municipal Water District Water
& Sewer COP	5.000%	7/1/27	6,220	6,792
Eastern California Municipal Water District Water
& Sewer COP	5.000%	7/1/28	1,000	1,092
Eastern California Municipal Water District Water
& Wastewater Revenue VRDO	0.010%	12/1/15	11,000	11,000
Eastern California Municipal Water District Water
& Wastewater Revenue VRDO	0.010%	12/7/15	2,100	2,100
El Camino CA Community College District GO	0.000%	8/1/29	8,065	5,094
El Camino CA Community College District GO	0.000%	8/1/32	10,000	5,401
El Camino CA Community College District GO	0.000%	8/1/33	3,500	1,812
El Dorado CA Irrigation District Revenue	4.500%	3/1/19 (4)	2,000	2,212
El Dorado CA Irrigation District Revenue	4.750%	3/1/20 (4)	1,500	1,708
El Dorado CA Irrigation District Revenue	5.000%	3/1/21 (4)	2,280	2,671
El Dorado CA Irrigation District Revenue	5.000%	3/1/28 (4)	1,500	1,750
El Dorado CA Irrigation District Revenue	5.000%	3/1/34 (4)	5,460	6,202
El Dorado County CA Community Facilities
District No. 92-1 Special Tax Revenue	5.000%	9/1/21	2,000	2,319
Elk Grove CA Finance Authority Special
Tax Revenue	3.000%	9/1/18	425	444
Elk Grove CA Finance Authority Special
Tax Revenue	4.000%	9/1/19	655	714
Elk Grove CA Finance Authority Special
Tax Revenue	4.000%	9/1/20	560	618
Elk Grove CA Finance Authority Special
Tax Revenue	5.000%	9/1/21	450	525
Elk Grove CA Finance Authority Special
Tax Revenue	5.000%	9/1/22	425	500
Elk Grove CA Finance Authority Special
Tax Revenue	5.000%	9/1/33 (15)	2,000	2,287
Elk Grove CA Finance Authority Special
Tax Revenue	5.000%	9/1/34 (15)	3,970	4,511
Elk Grove CA Finance Authority Special
Tax Revenue	5.000%	9/1/35 (15)	3,735	4,221
Encinitas CA Community Facilities District No. 1
Special Tax Revenue	5.000%	9/1/28	1,000	1,119
Encinitas CA Community Facilities District No. 1
Special Tax Revenue	5.000%	9/1/29	800	892
Escondido CA GO	5.000%	9/1/22	755	914
Escondido CA GO	5.000%	9/1/23	2,030	2,482
Escondido CA GO	5.000%	9/1/24	825	1,018
Escondido CA GO	5.000%	9/1/25	1,000	1,240
Fontana CA Community Facilities District No. 22
Special Tax Revenue (Sierra Hills South)	5.000%	9/1/26	1,725	1,970
Fontana CA Community Facilities District No. 22
Special Tax Revenue (Sierra Hills South)	5.000%	9/1/27	1,810	2,071

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Fontana CA Community Facilities District No. 22
Special Tax Revenue (Sierra Hills South)	5.000%	9/1/28	1,900	2,166
Fontana CA Public Financing Authority Tax
Allocation Revenue	5.000%	10/1/21 (2)	3,335	3,348
Fontana CA Public Financing Authority Tax
Allocation Revenue	5.000%	10/1/23 (2)	2,875	2,886
Fontana CA Public Financing Authority Tax
Allocation Revenue	5.000%	10/1/24 (2)	3,575	3,588
Fontana CA Public Financing Authority Tax
Allocation Revenue	5.000%	10/1/26 (2)	4,480	4,497
Fontana CA Unified School District GO	5.250%	8/1/26 (4)	4,350	4,789
Foothill-De Anza CA Community College
District GO	4.500%	8/1/17 (Prere.)	2,600	2,766
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/20 (4)	3,930	3,630
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/21 (4)	4,115	3,675
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/22 (4)	12,255	10,516
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/23 (4)	16,430	13,502
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/24 (4)	1,880	1,492
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/25	2,130	1,612
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/26	3,000	2,298
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/27	5,000	3,878
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/31 (4)	1,000	823
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	6.250%	1/15/33	5,000	5,874
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue PUT	5.000%	1/15/18	505	533
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue PUT	5.000%	1/15/20	22,880	25,069
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue PUT	5.500%	1/15/23	25,000	28,794
Fremont CA Unified School District GO	5.000%	8/1/18	2,325	2,584
Fremont CA Unified School District GO	5.000%	8/1/19	2,400	2,750
Fremont CA Unified School District GO	5.000%	8/1/20	2,275	2,678
Fremont CA Unified School District GO	4.000%	8/1/29	1,070	1,157
Fremont CA Unified School District GO	4.000%	8/1/30	1,415	1,520
Fremont CA Unified School District GO	4.000%	8/1/31	1,790	1,909
Fremont CA Unified School District GO	4.000%	8/1/32	2,195	2,327
Fremont CA Unified School District GO	4.000%	8/1/33	2,630	2,776
Fremont CA Unified School District GO	4.000%	8/1/34	3,105	3,256
Fremont CA Union High School District GO	4.000%	8/1/32	1,000	1,075
Fremont CA Union High School District GO	4.000%	8/1/34	2,085	2,222
Fresno CA Sewer Revenue	5.000%	9/1/24 (12)	830	914
Fullerton CA Community Facilities District No. 1
Special Tax Revenue (Amerige Heights)	5.000%	9/1/26	1,000	1,135
Fullerton CA Community Facilities District No. 1
Special Tax Revenue (Amerige Heights)	5.000%	9/1/32	1,600	1,764
Gavilan CA Joint Community College District GO	5.000%	8/1/29	2,270	2,718

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Gavilan CA Joint Community College District GO	5.000%	8/1/32	4,200	4,947
Gilroy CA School Facilities Finance Authority
Revenue	5.000%	8/1/33	2,400	2,728
Golden State Tobacco Securitization Corp.
California Revenue	5.000%	6/1/16	3,000	3,063
Golden State Tobacco Securitization Corp.
California Revenue	3.000%	6/1/17	2,000	2,068
Golden State Tobacco Securitization Corp.
California Revenue	5.000%	6/1/17	610	649
Golden State Tobacco Securitization Corp.
California Revenue	4.000%	6/1/18	4,000	4,299
Golden State Tobacco Securitization Corp.
California Revenue	5.000%	6/1/19	1,500	1,698
Golden State Tobacco Securitization Corp.
California Revenue	5.000%	6/1/20	1,750	2,024
Golden State Tobacco Securitization Corp.
California Revenue	5.000%	6/1/21	1,000	1,178
Golden State Tobacco Securitization Corp.
California Revenue	4.550%	6/1/22 (4)	470	505
Golden State Tobacco Securitization Corp.
California Revenue	4.000%	6/1/31	3,700	3,873
Golden State Tobacco Securitization Corp.
California Revenue	5.000%	6/1/33	2,185	1,982
Golden State Tobacco Securitization Corp.
California Revenue	5.000%	6/1/33	7,000	8,081
Golden State Tobacco Securitization Corp.
California Revenue	5.000%	6/1/34	11,000	12,631
Golden State Tobacco Securitization Corp.
California Revenue	4.000%	6/1/35	1,170	1,189
3 Grossmont CA Union High School District GO	5.000%	8/1/22	1,250	1,506
Grossmont CA Union High School District GO	0.000%	2/1/25 (4)	1,400	1,048
Grossmont CA Union High School District GO	0.000%	8/1/26 (4)	2,040	1,438
Grossmont CA Union High School District GO	0.000%	8/1/27 (4)	2,825	1,865
Grossmont CA Union High School District GO	0.000%	8/1/28	3,210	2,097
Grossmont CA Union High School District GO	0.000%	8/1/28 (4)	2,905	1,797
Grossmont CA Union High School District GO	0.000%	8/1/29	6,965	4,288
3 Grossmont CA Union High School District GO	4.000%	8/1/33	10,000	10,530
Grossmont-Cuyamaca CA Community College
District GO	0.000%	8/1/25 (12)	14,010	10,766
Grossmont-Cuyamaca CA Community College
District GO	0.000%	8/1/28 (12)	21,875	14,790
Hayward CA Unified School District GO	5.000%	8/1/30 (4)	3,465	3,996
Hayward CA Unified School District GO	5.000%	8/1/30 (4)	4,930	5,686
Hayward CA Unified School District GO	5.000%	8/1/31 (4)	1,500	1,725
Hayward CA Unified School District GO	5.000%	8/1/32 (4)	4,240	4,855
Hayward CA Unified School District GO	5.000%	8/1/32 (4)	1,700	1,929
Hayward CA Unified School District GO	5.000%	8/1/33 (4)	3,045	3,474
Hayward CA Unified School District GO	5.000%	8/1/33 (4)	6,130	6,994
Hemet CA Unified School District Financing
Authority Special Tax Revenue	2.000%	9/1/16	250	251
Hemet CA Unified School District Financing
Authority Special Tax Revenue	3.000%	9/1/17	250	256
Hemet CA Unified School District Financing
Authority Special Tax Revenue	4.000%	9/1/18	280	296

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Hemet CA Unified School District Financing
Authority Special Tax Revenue	4.000%	9/1/19	350	374
Hemet CA Unified School District Financing
Authority Special Tax Revenue	4.000%	9/1/20	250	267
Hemet CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/21	175	199
Hemet CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/22	500	570
Hemet CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/23	500	574
Hemet CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/24	615	707
Hemet CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/25	385	441
Hemet CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/27	950	1,078
Hemet CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/29	1,255	1,403
Hemet CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/32	550	606
Hemet CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/33	580	638
Hemet CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/34	360	395
Hollister CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	10/1/27 (15)	1,000	1,173
Hollister CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	10/1/28 (15)	1,235	1,437
Imperial CA Irrigation District Electric Revenue	5.000%	11/1/26	1,500	1,708
Indian Wells CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	4.000%	9/1/18 (4)	1,000	1,071
Indian Wells CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	4.000%	9/1/19 (4)	1,225	1,335
Indian Wells CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	9/1/20 (4)	1,285	1,477
Indian Wells CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	9/1/21 (4)	1,615	1,888
Indian Wells CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	9/1/22 (4)	1,195	1,413
Indian Wells CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	9/1/23 (4)	750	896
Indian Wells CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	9/1/24 (4)	610	734
Irvine CA Public Facilities & Infrastructure
Authority Assessment Revenue VRDO	0.010%	12/1/15 LOC	2,100	2,100
Irvine CA Ranch Water District Revenue VRDO	0.010%	12/1/15 LOC	2,100	2,100
Irvine CA Ranch Water District Revenue VRDO	0.010%	12/1/15 LOC	2,800	2,800
Irvine CA Reassessment District No. 12-1
Improvement Revenue	4.000%	9/2/18	1,350	1,449
Irvine CA Reassessment District No. 12-1
Improvement Revenue	4.000%	9/2/19	2,000	2,186
Irvine CA Reassessment District No. 12-1
Improvement Revenue	4.000%	9/2/20	2,425	2,684
Irvine CA Reassessment District No. 12-1
Improvement Revenue	4.000%	9/2/21	1,750	1,954

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Irvine CA Reassessment District No. 12-1
Improvement Revenue	5.000%	9/2/23	400	468
Irvine CA Reassessment District No. 13-1
Improvement Revenue	5.000%	9/2/20	350	400
Irvine CA Reassessment District No. 13-1
Improvement Revenue	5.000%	9/2/22	1,125	1,319
Irvine CA Reassessment District No. 15-1
Improvement Revenue	5.000%	9/2/22	1,000	1,174
Irvine CA Reassessment District No. 15-2
Improvement Revenue	2.000%	9/2/16	300	303
Irvine CA Reassessment District No. 15-2
Improvement Revenue	3.000%	9/2/17	400	414
Irvine CA Reassessment District No. 15-2
Improvement Revenue	4.000%	9/2/18	500	536
Irvine CA Reassessment District No. 15-2
Improvement Revenue	4.000%	9/2/20	750	819
Irvine CA Reassessment District No. 15-2
Improvement Revenue	5.000%	9/2/21	675	775
Irvine CA Reassessment District No. 15-2
Improvement Revenue	5.000%	9/2/22	650	748
Irvine CA Reassessment District No. 15-2
Improvement Revenue	5.000%	9/2/23	800	928
Irvine CA Reassessment District No. 15-2
Improvement Revenue	5.000%	9/2/24	850	991
Irvine CA Reassessment District No. 15-2
Improvement Revenue	5.000%	9/2/25	450	526
Irvine CA Reassessment District No. 15-2
Improvement Revenue	5.000%	9/2/26	800	931
Irvine CA Unified School District Community
Facilities District No. 09-1 Special Tax Revenue
VRDO	0.010%	12/1/15 LOC	1,375	1,375
Jefferson CA Union High School District GO	4.000%	8/1/18 (15)	750	809
Jefferson CA Union High School District GO	5.000%	8/1/19 (15)	625	710
Jefferson CA Union High School District GO	5.000%	8/1/20 (15)	500	581
Jefferson CA Union High School District GO	5.000%	8/1/21 (15)	500	592
Jefferson CA Union High School District GO	5.000%	8/1/22 (15)	700	840
Jefferson CA Union High School District GO	5.000%	8/1/23 (15)	1,000	1,211
Jefferson CA Union High School District GO	5.000%	8/1/24 (15)	875	1,070
Jefferson CA Union High School District GO	5.000%	8/1/25 (15)	860	1,055
Jurupa CA Public Financing Authority Special
Tax Revenue	4.000%	9/1/18	770	824
Jurupa CA Public Financing Authority Special
Tax Revenue	4.000%	9/1/19	1,095	1,190
Jurupa CA Public Financing Authority Special
Tax Revenue	4.000%	9/1/20	1,385	1,523
Jurupa CA Public Financing Authority Special
Tax Revenue	5.000%	9/1/21	500	580
Jurupa CA Public Financing Authority Special
Tax Revenue	5.000%	9/1/22	1,535	1,803
Jurupa CA Public Financing Authority Special
Tax Revenue	5.000%	9/1/23	1,365	1,620
Jurupa CA Public Financing Authority Special
Tax Revenue	5.000%	9/1/24	620	736
Jurupa CA Public Financing Authority Special
Tax Revenue	5.000%	9/1/25	1,725	2,055
Kaweah CA Delta Health Care District Revenue	4.000%	6/1/16	2,500	2,540

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/17	1,110	1,170
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/18	3,255	3,511
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/19	3,415	3,761
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/20	1,585	1,776
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/21	3,755	4,256
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/22	3,950	4,510
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/23	750	888
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/24	1,250	1,455
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/25	1,250	1,445
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/28	1,000	1,185
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/29	1,000	1,177
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/30	1,500	1,668
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/31	2,095	2,323
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/32	1,515	1,762
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/34	1,050	1,209
La Verne CA (Brethren Hillcrest Homes) COP	5.000%	5/15/23	300	340
La Verne CA (Brethren Hillcrest Homes) COP	5.000%	5/15/24	310	348
La Verne CA (Brethren Hillcrest Homes) COP	5.000%	5/15/25	550	614
La Verne CA (Brethren Hillcrest Homes) COP	5.000%	5/15/29	750	817
Lee Lake CA Public Financing Authority Revenue	5.000%	9/1/21	1,810	2,094
Lee Lake CA Public Financing Authority Revenue	5.000%	9/1/23	2,190	2,587
Livermore CA Redevelopment Agency
Multi-Family Housing Revenue (Livermore
Independent Senior Apartments) VRDO	0.010%	12/7/15 LOC	4,940	4,940
Loma Linda CA Hospital Revenue
(Loma Linda University)	5.000%	12/1/15 (Prere.)	8,665	8,666
Long Beach CA Community College District GO	0.000%	6/1/29 (ETM)	960	680
Long Beach CA Community College District GO	0.000%	6/1/29 (4)	5,420	3,540
Long Beach CA Finance Authority Lease Revenue	6.000%	11/1/17 (2)	1,210	1,254
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	5.250%	11/15/19	415	468
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	5.250%	11/15/20	3,255	3,732
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	5.250%	11/15/21	500	581
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	5.250%	11/15/22	260	304
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	5.000%	11/15/24	7,905	9,159
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	1.652%	11/15/25	16,845	16,146
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	1.672%	11/15/26	10,025	9,553
Long Beach CA Harbor Revenue	5.000%	5/15/33	1,000	1,184
Long Beach CA Harbor Revenue	5.000%	5/15/34	2,000	2,356
Long Beach CA Harbor Revenue	5.000%	5/15/35	2,825	3,313

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Long Beach CA Unified School District GO	0.000%	8/1/27	2,500	1,692
Long Beach CA Unified School District GO	5.000%	8/1/30	5,000	5,827
Los Angeles CA Community College District GO	5.000%	8/1/16 (Prere.)	15,250	15,728
Los Angeles CA Community College District GO	5.000%	8/1/17 (Prere.)	5,000	5,360
Los Angeles CA Community College District GO	5.000%	8/1/17 (Prere.)	2,065	2,214
Los Angeles CA Community College District GO	5.000%	8/1/18 (Prere.)	6,500	7,197
Los Angeles CA Community College District GO	5.000%	8/1/18 (Prere.)	5,000	5,536
Los Angeles CA Community College District GO	5.000%	8/1/18 (Prere.)	35	39
Los Angeles CA Community College District GO	5.000%	8/1/18 (Prere.)	4,250	4,706
Los Angeles CA Community College District GO	5.000%	8/1/18 (Prere.)	20	22
2 Los Angeles CA Community College District GO	5.000%	8/1/18 (Prere.)	4,255	4,711
Los Angeles CA Community College District GO	5.000%	8/1/18 (Prere.)	45	50
Los Angeles CA Community College District GO	5.000%	8/1/18 (Prere.)	5	6
Los Angeles CA Community College District GO	5.000%	8/1/19 (Prere.)	6,960	7,945
Los Angeles CA Community College District GO	5.500%	8/1/19 (Prere.)	5,000	5,797
Los Angeles CA Community College District GO	6.000%	8/1/19 (Prere.)	10,000	11,774
Los Angeles CA Community College District GO	5.000%	8/1/22	3,000	3,656
Los Angeles CA Community College District GO	5.000%	8/1/24	4,735	5,911
Los Angeles CA Community College District GO	5.000%	8/1/24	12,420	15,505
Los Angeles CA Community College District GO	5.000%	8/1/25	10,910	13,754
Los Angeles CA Community College District GO	5.000%	8/1/27	12,535	15,204
Los Angeles CA Community College District GO	5.000%	8/1/28	23,990	28,868
Los Angeles CA Community College District GO	4.000%	8/1/30	4,045	4,413
Los Angeles CA Community College District GO	4.000%	8/1/31	4,320	4,678
Los Angeles CA Community College District GO	4.000%	8/1/31	6,145	6,559
Los Angeles CA Community College District GO	4.000%	8/1/32	5,205	5,616
Los Angeles CA Community College District GO	4.000%	8/1/32	14,500	15,645
Los Angeles CA Community College District GO	4.000%	8/1/33	19,215	20,641
4 Los Angeles CA Community College District GO
TOB VRDO	0.010%	12/7/15	2,800	2,800
Los Angeles CA Community Facilities District
No.4 Special Tax Revenue (Playa Vista - Phase 1)	5.000%	9/1/23	800	949
Los Angeles CA Community Facilities District
No.4 Special Tax Revenue (Playa Vista - Phase 1)	5.000%	9/1/24	1,000	1,195
Los Angeles CA Community Facilities District
No.4 Special Tax Revenue (Playa Vista - Phase 1)	5.000%	9/1/25	1,500	1,767
Los Angeles CA Community Facilities District
No.4 Special Tax Revenue (Playa Vista - Phase 1)	5.000%	9/1/26	1,200	1,396
Los Angeles CA Community Facilities District
No.4 Special Tax Revenue (Playa Vista - Phase 1)	5.000%	9/1/27	2,000	2,310
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/18 (Prere.)	4,000	4,399
Los Angeles CA Department of Airports
International Airport Revenue	5.250%	5/15/18 (Prere.)	3,000	3,318
Los Angeles CA Department of Airports
International Airport Revenue	4.500%	5/15/19	1,305	1,463
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/21	1,145	1,356
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/22	1,000	1,212
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/23	1,420	1,705
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/23	950	1,155
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/24	1,700	2,012

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/25	1,500	1,771
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/25	1,300	1,601
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/26	5,500	6,368
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/26	1,500	1,848
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/27	2,000	2,439
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/28	2,000	2,413
Los Angeles CA Department of Airports
International Airport Revenue	5.250%	5/15/28	10,000	11,635
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/29	4,385	5,010
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/29	1,115	1,293
Los Angeles CA Department of Airports
International Airport Revenue	5.250%	5/15/29	10,000	11,614
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/30	1,835	2,097
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/30	1,200	1,383
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/31	1,190	1,364
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/32	1,700	1,938
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/33	1,510	1,714
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/34	4,135	4,678
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/34	4,750	5,587
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/35	2,000	2,313
Los Angeles CA Department of Water &
Power Revenue	5.000%	12/1/18	30,630	34,218
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/22	10,000	11,943
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/22	1,000	1,219
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/23	1,335	1,493
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/23	5,605	6,790
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/24	2,770	3,074
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/25	10,000	11,973
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/26	2,350	2,593
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/26	1,500	1,790
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/26	2,000	2,195

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/27	5,000	5,474
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/27	1,655	1,843
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/28	2,000	2,222
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/28	8,000	9,581
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/29	1,670	1,848
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/29	1,500	1,766
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/30	10,000	11,700
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/30	2,000	2,359
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/31	15,000	17,633
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/31	7,000	8,146
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/31 (2)	3,755	3,854
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/31	2,500	2,932
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/31	4,690	5,512
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/32	7,000	8,098
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/32 (2)	1,940	2,061
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/32	14,205	16,645
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/32	6,730	7,805
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/32	7,500	8,770
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/32	3,300	3,856
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/32	6,080	7,120
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/33	5,000	5,754
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/34	7,500	8,756
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/34	12,005	13,919
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/34	2,000	2,319
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/34	5,305	6,173
Los Angeles CA Department of Water &
Power Revenue VRDO	0.010%	12/1/15	4,100	4,100
Los Angeles CA GO	5.000%	9/1/22	10,000	12,007
Los Angeles CA GO	5.000%	9/1/29	5,850	6,880
Los Angeles CA GO	5.000%	9/1/30	5,850	6,848

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles CA Harbor Department Revenue	5.000%	8/1/20	500	586
Los Angeles CA Harbor Department Revenue	5.000%	8/1/21	750	896
Los Angeles CA Harbor Department Revenue	5.000%	8/1/25	3,795	4,496
Los Angeles CA Harbor Department Revenue	5.000%	8/1/33	2,560	2,991
Los Angeles CA Harbor Department Revenue	5.000%	8/1/35	1,925	2,230
Los Angeles CA Harbor Department Revenue	5.000%	8/1/36	1,985	2,294
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Figueroa Plaza)	5.000%	8/1/28 (14)(3)	8,635	8,668
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Police Headquarters Facility)	5.000%	1/1/21 (14)	10,830	11,326
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Police Headquarters Facility)	5.000%	1/1/22 (14)	6,500	6,792
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Police Headquarters Facility)	5.000%	1/1/23 (14)	14,700	15,355
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Police Headquarters Facility)	4.750%	1/1/31 (14)	10,000	10,335
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	5,000	5,137
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	5,000	5,137
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	4,000	4,110
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	14,135	14,524
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	15,940	16,378
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	16,760	17,221
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	2,355	2,420
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	1,630	1,675
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	890	915
Los Angeles CA Unified School District GO	5.000%	7/1/17 (Prere.)	5,000	5,341
Los Angeles CA Unified School District GO	5.000%	7/1/17 (Prere.)	6,000	6,409
Los Angeles CA Unified School District GO	5.000%	7/1/17 (Prere.)	12,975	13,860
Los Angeles CA Unified School District GO	5.000%	7/1/17 (Prere.)	17,210	18,384
Los Angeles CA Unified School District GO	5.000%	7/1/17 (Prere.)	3,185	3,402
Los Angeles CA Unified School District GO	5.000%	7/1/17 (4)	3,515	3,758
Los Angeles CA Unified School District GO	5.500%	7/1/17 (3)	2,900	3,123
Los Angeles CA Unified School District GO	5.000%	7/1/19	4,860	5,539
Los Angeles CA Unified School District GO	5.000%	7/1/19	12,690	14,464
Los Angeles CA Unified School District GO	5.000%	7/1/20	15,000	17,558
Los Angeles CA Unified School District GO	5.000%	7/1/20 (3)	9,000	9,248
Los Angeles CA Unified School District GO	4.500%	7/1/22 (4)	5,000	5,294
Los Angeles CA Unified School District GO	4.500%	7/1/23 (4)	30,825	32,625
Los Angeles CA Unified School District GO	5.000%	7/1/23	3,465	4,259
Los Angeles CA Unified School District GO	4.500%	7/1/24 (4)	6,600	6,974
Los Angeles CA Unified School District GO	5.000%	7/1/24	13,035	16,205
Los Angeles CA Unified School District GO	4.500%	7/1/25 (14)	2,600	2,734
Los Angeles CA Unified School District GO	5.000%	7/1/25 (2)	7,880	8,084
Los Angeles CA Unified School District GO	5.000%	7/1/25	1,300	1,609
Los Angeles CA Unified School District GO	5.250%	7/1/25	1,600	1,828
Los Angeles CA Unified School District GO	4.500%	7/1/26 (2)	10,005	10,544
Los Angeles CA Unified School District GO	5.000%	7/1/26	5,710	6,473
Los Angeles CA Unified School District GO	5.000%	7/1/27	8,375	9,887
Los Angeles CA Unified School District GO	5.000%	7/1/27	1,595	1,808
Los Angeles CA Unified School District GO	4.500%	1/1/28 (14)	26,250	27,604
Los Angeles CA Unified School District GO	5.000%	1/1/28	8,395	9,885
Los Angeles CA Unified School District GO	5.000%	7/1/28 (2)	6,215	6,372
Los Angeles CA Unified School District GO	5.000%	7/1/28 (4)	5,365	5,707
Los Angeles CA Unified School District GO	5.000%	7/1/28	12,000	14,423
Los Angeles CA Unified School District GO	5.250%	7/1/28	5,000	5,847

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles CA Unified School District GO	5.000%	7/1/29	17,510	20,873
Los Angeles CA Unified School District GO	5.000%	7/1/30 (2)	5,595	5,732
Los Angeles CA Unified School District GO	4.500%	7/1/31 (2)	7,015	7,371
Los Angeles CA Unified School District GO	4.750%	7/1/32 (4)	40,925	43,154
Los Angeles CA Unified School District GO	5.000%	7/1/32 (4)	3,515	3,725
Los Angeles CA Unified School District GO	5.000%	1/1/34	1,385	1,556
Los Angeles CA Unified School District GO	5.000%	1/1/34	1,580	1,775
Los Angeles CA Wastewater System Revenue	5.000%	6/1/20	1,800	2,102
Los Angeles CA Wastewater System Revenue	5.000%	6/1/21	2,000	2,386
Los Angeles CA Wastewater System Revenue	5.000%	6/1/22	2,750	3,342
Los Angeles CA Wastewater System Revenue	5.000%	6/1/23	1,250	1,537
Los Angeles CA Wastewater System Revenue	5.000%	6/1/26	13,045	15,455
Los Angeles CA Wastewater System Revenue	5.000%	6/1/29	10,000	11,725
Los Angeles CA Wastewater System Revenue	5.000%	6/1/31	5,420	6,386
Los Angeles CA Wastewater System Revenue	5.000%	6/1/32	10,880	12,795
Los Angeles CA Wastewater System Revenue	5.000%	6/1/33	16,925	19,841
3 Los Angeles County CA Metropolitan
Transportation Authority Revenue
(Union Station Gateway Project)	5.000%	7/1/25	1,000	1,259
3 Los Angeles County CA Metropolitan
Transportation Authority Revenue
(Union Station Gateway Project)	5.000%	7/1/26	2,000	2,488
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/16	3,250	3,342
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/20	4,000	4,577
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/21	3,000	3,591
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/22	5,075	6,174
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/22	10,000	11,940
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/23	10,000	11,825
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/24	1,255	1,511
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/15 (ETM)	8,940	8,941
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/15 (Prere.)	4,860	4,861
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/15 (Prere.)	5,000	5,001
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/15 (Prere.)	6,460	6,461
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/15 (Prere.)	6,790	6,791
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/15 (Prere.)	2,175	2,175
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/15 (Prere.)	3,095	3,095
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	9/1/16 (Prere.)	1,940	2,008
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	9/1/16 (Prere.)	17,000	17,596
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/21	1,000	1,185

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/22	1,000	1,203
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/23	1,500	1,785
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/24	1,515	1,788
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/25	1,325	1,549
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/30	2,500	2,890
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/31	3,000	3,460
Los Angeles County CA Public Works Financing
Authority Revenue (Regional Park & Open
Space District)	5.250%	10/1/17 (4)	1,000	1,082
Los Angeles County CA Redevelopment Authority
TaxAllocation Revenue (Hollywood/North
Hollywood Redevelopment Project)	5.000%	7/1/21	1,670	1,970
Los Angeles County CA Redevelopment Authority
TaxAllocation Revenue (Hollywood/North
Hollywood Redevelopment Project)	5.000%	7/1/22	4,555	5,453
Los Angeles County CA Redevelopment Authority
TaxAllocation Revenue (Hollywood/North
Hollywood Redevelopment Project)	5.000%	7/1/23	2,105	2,543
Los Angeles County CA Redevelopment Authority
TaxAllocation Revenue (Hollywood/North
Hollywood Redevelopment Project)	5.000%	7/1/24	2,215	2,656
Los Angeles County CA Regional Financing
Authority Revenue (MonteCedro Inc. Project)	2.500%	11/15/20	1,670	1,673
Los Angeles County CA Regional Financing
Authority Revenue (MonteCedro Inc. Project)	3.000%	11/15/20	925	927
Los Angeles County CA Regional Financing
Authority Revenue (MonteCedro Inc. Project)	3.000%	11/15/21	2,125	2,129
Los Angeles County CA Sanitation Districts
Financing Authority Revenue	5.000%	10/1/19	730	837
Los Angeles County CA Sanitation Districts
Financing Authority Revenue	5.000%	10/1/20	1,000	1,172
Los Angeles County CA Sanitation Districts
Financing Authority Revenue	5.000%	10/1/29	1,370	1,638
Los Angeles County CA Sanitation Districts
Financing Authority Revenue	5.000%	10/1/30	3,060	3,629
Los Angeles County CA Sanitation Districts
Financing Authority Revenue	5.000%	10/1/31	4,300	5,076
Los Angeles County CA Sanitation Districts
Financing Authority Revenue	5.000%	10/1/32	6,000	7,049
Los Angeles County CA Sanitation Districts
Financing Authority Revenue	5.000%	10/1/33	8,350	9,755
Los Angeles County CA Sanitation Districts
Financing Authority Revenue	5.000%	10/1/34	4,000	4,655
Los Angeles County CA Sanitation Districts
Financing Authority Revenue	5.000%	10/1/35	3,790	4,389
Los Angeles County CA Unified School District GO	5.000%	7/1/21	12,500	14,943
M-S-R California Energy Authority Revenue	7.000%	11/1/34	12,665	17,926
M-S-R California Energy Authority Revenue	7.000%	11/1/34	8,600	12,173
M-S-R California Energy Authority Revenue	7.000%	11/1/34	5,965	8,443
Manteca CA Unified School District GO	5.000%	8/1/18	2,215	2,451

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Manteca CA Unified School District GO	5.000%	8/1/19	2,495	2,840
Manteca CA Unified School District GO	5.000%	8/1/20	1,000	1,167
Manteca CA Unified School District GO	5.000%	8/1/21	1,000	1,190
Manteca CA Unified School District GO	5.000%	8/1/22	1,000	1,207
Manteca CA Unified School District GO	5.000%	8/1/23	1,100	1,344
Marin CA Community College District GO	5.000%	8/1/23	550	678
Marin CA Community College District GO	5.000%	8/1/24	445	556
Marin CA Community College District GO	5.000%	8/1/25	550	693
Marin CA Healthcare District GO	5.000%	8/1/28	435	528
Marin CA Healthcare District GO	5.000%	8/1/30	500	596
Marin CA Healthcare District GO	5.000%	8/1/31	1,000	1,187
Marin CA Healthcare District GO	5.000%	8/1/32	1,850	2,189
Marin CA Healthcare District GO	5.000%	8/1/33	1,350	1,594
Marin CA Healthcare District GO	5.000%	8/1/34	1,250	1,470
Marin CA Healthcare District GO	4.000%	8/1/35	1,750	1,845
Marina Coast Water District California
Enterprise Revenue	4.000%	6/1/22	1,090	1,238
Marina Coast Water District California
Enterprise Revenue COP	5.000%	6/1/16 (Prere.)	3,005	3,076
Marysville CA Revenue (Fremont-Rideout
Health Group)	5.250%	1/1/23	1,035	1,179
Marysville CA Revenue (Fremont-Rideout
Health Group)	5.250%	1/1/25	2,630	2,981
Marysville CA Revenue (Fremont-Rideout
Health Group)	5.250%	1/1/28	1,500	1,677
Menlo Park CA Community Development Agency
Successor Agency Tax Allocation Revenue	5.000%	10/1/19	445	507
Menlo Park CA Community Development Agency
Successor Agency Tax Allocation Revenue	5.000%	10/1/20	400	466
Menlo Park CA Community Development Agency
Successor Agency Tax Allocation Revenue	5.000%	10/1/21 (4)	530	631
Menlo Park CA Community Development Agency
Successor Agency Tax Allocation Revenue	5.000%	10/1/22 (4)	500	602
Menlo Park CA Community Development Agency
Successor Agency Tax Allocation Revenue	5.000%	10/1/26 (4)	1,000	1,215
Menlo Park CA Community Development Agency
Successor Agency Tax Allocation Revenue	5.000%	10/1/27 (4)	1,250	1,506
Menlo Park CA Community Development Agency
Successor Agency Tax Allocation Revenue	5.000%	10/1/28 (4)	1,070	1,277
Menlo Park CA Community Development Agency
Successor Agency Tax Allocation Revenue	5.000%	10/1/29 (4)	400	473
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/17	15,000	16,045
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/18	20,000	22,129
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/21	2,700	3,233
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/30	2,120	2,518
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/30	3,585	4,238
Metropolitan Water District of Southern
California Revenue	5.000%	1/1/31	1,150	1,273
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/31	2,250	2,665

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/31	2,930	3,294
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/31	11,065	13,046
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/32	9,965	11,749
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/35	2,605	2,935
4 Metropolitan Water District of Southern
California Revenue TOB VRDO	0.020%	12/7/15	7,000	7,000
Milpitas CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/26	2,100	2,559
Milpitas CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/28	4,405	5,285
Milpitas CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/29	3,015	3,592
Modesto CA Community Facilities District No.
2004-1 Special Tax Revenue (Village One No. 2)	5.000%	9/1/29	1,625	1,813
Modesto CA Community Facilities District No.
2004-1 Special Tax Revenue (Village One No. 2)	5.000%	9/1/30	1,760	1,948
Modesto CA Irrigation District COP	5.000%	10/1/16 (Prere.)	930	966
Modesto CA Irrigation District COP	5.000%	10/1/16 (Prere.)	1,155	1,200
Modesto CA Irrigation District COP	5.000%	10/1/16 (Prere.)	1,215	1,262
Modesto CA Irrigation District COP	5.000%	10/1/21 (2)	1,100	1,138
Modesto CA Irrigation District COP	5.000%	10/1/22 (2)	1,360	1,407
Modesto CA Irrigation District COP	5.000%	10/1/23 (2)	1,430	1,479
Modesto CA Irrigation District COP	5.000%	7/1/27	3,855	4,176
Modesto CA Irrigation District Electric Revenue	5.000%	7/1/21	1,000	1,190
Modesto CA Irrigation District Electric Revenue	5.000%	7/1/22	1,000	1,208
Modesto CA Irrigation District Financing Authority
Electric Revenue	5.000%	10/1/29	3,170	3,748
Modesto CA Irrigation District Financing Authority
Electric Revenue	5.000%	10/1/31	1,475	1,725
Modesto CA Irrigation District Financing Authority
Electric Revenue	5.000%	10/1/31	1,840	2,151
Morgan Hill CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	3/1/23	1,330	1,589
Morgan Hill CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/23	2,550	3,064
Morgan Hill CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/28	5,075	5,897
Morgan Hill CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/29	5,430	6,273
Morgan Hill CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/31	2,990	3,421
Morgan Hill CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/32	4,315	4,924
Morgan Hill CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/33	2,000	2,276
Mount Diablo CA Unified School District GO	4.000%	8/1/16	1,065	1,091
Mount Diablo CA Unified School District GO	5.000%	8/1/17	2,000	2,140
Mount Diablo CA Unified School District GO	5.000%	8/1/18	1,500	1,657
Mount Diablo CA Unified School District GO	5.000%	8/1/19	650	740
Mount Diablo CA Unified School District GO	5.000%	8/1/20	700	817
Mount Diablo CA Unified School District GO	5.000%	8/1/21	765	910

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Mount San Antonio CA Community College
District GO	0.000%	8/1/25	2,000	1,537
Mount San Antonio CA Community College
District GO	0.000%	8/1/28	3,000	2,639
Murrieta Valley CA Unified School District GO	1.500%	9/1/16 (4)	435	439
Murrieta Valley CA Unified School District GO	2.000%	9/1/17 (4)	500	510
Murrieta Valley CA Unified School District GO	3.000%	9/1/18 (4)	500	527
Murrieta Valley CA Unified School District GO	5.000%	9/1/19 (4)	575	656
Murrieta Valley CA Unified School District GO	5.000%	9/1/20 (4)	775	904
Murrieta Valley CA Unified School District GO	4.000%	9/1/21 (4)	250	282
Murrieta Valley CA Unified School District GO	5.000%	9/1/21 (4)	1,605	1,903
Murrieta Valley CA Unified School District GO	4.000%	9/1/22 (4)	320	364
Murrieta Valley CA Unified School District GO	4.000%	9/1/23 (4)	850	970
Murrieta Valley CA Unified School District GO	5.000%	9/1/23 (4)	1,450	1,758
Murrieta Valley CA Unified School District GO	4.000%	9/1/24 (4)	350	400
Murrieta Valley CA Unified School District GO	5.000%	9/1/25 (4)	700	846
Murrieta Valley CA Unified School District GO	5.000%	9/1/25 (4)	1,400	1,690
Murrieta Valley CA Unified School District GO	5.000%	9/1/26 (4)	520	621
Murrieta Valley CA Unified School District GO	5.000%	9/1/26 (4)	1,625	1,943
Murrieta Valley CA Unified School District GO	5.000%	9/1/27 (4)	465	549
Murrieta Valley CA Unified School District GO	5.000%	9/1/28 (4)	300	350
Newport Beach CA Revenue (Hoag Memorial
Hospital Presbyterian)	5.875%	12/1/21 (Prere.)	5,150	6,447
Newport Mesa CA Unified School District GO	0.000%	8/1/29	4,625	2,973
Newport Mesa CA Unified School District GO	0.000%	8/1/30	3,000	1,829
Newport Mesa CA Unified School District GO	0.000%	8/1/31	1,500	872
Newport Mesa CA Unified School District GO	0.000%	8/1/32	14,000	7,736
Northern California Gas Authority No. 1 Revenue	0.818%	7/1/17	12,660	12,648
Northern California Power Agency Capital
Facilities Revenue	5.000%	8/1/20	1,000	1,135
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/16	1,745	1,794
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/17	3,290	3,518
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/20	3,500	3,961
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/21	2,500	2,810
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/22	3,395	3,793
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/28	5,000	5,764
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/29	3,000	3,441
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/30	1,605	1,834
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/31	1,600	1,822
Northstar Community Services District California
Community Facilities District No. 1 Special
Tax Revenue	4.000%	9/1/16	1,450	1,473
Northstar Community Services District California
Community Facilities District No. 1 Special
Tax Revenue	4.000%	9/1/17	1,650	1,698

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Northstar Community Services District California
Community Facilities District No. 1 Special
Tax Revenue	4.000%	9/1/18	1,860	1,937
Northstar Community Services District California
Community Facilities District No. 1 Special
Tax Revenue	5.000%	9/1/19	2,085	2,247
Northstar Community Services District California
Community Facilities District No. 1 Special
Tax Revenue	5.000%	9/1/20	2,340	2,540
Northstar Community Services District California
Community Facilities District No. 1 Special
Tax Revenue	5.000%	9/1/21	1,220	1,329
Northstar Community Services District California
Community Facilities District No. 1 Special
Tax Revenue	5.000%	9/1/22	1,360	1,477
Northstar Community Services District California
Community Facilities District No. 1 Special
Tax Revenue	5.000%	9/1/23	1,500	1,632
Northstar Community Services District California
Community Facilities District No. 1 Special
Tax Revenue	5.000%	9/1/24	1,660	1,792
Oakland CA GO	5.000%	1/15/23	5,600	6,741
Oakland CA GO	5.000%	1/15/31	3,000	3,427
Oakland CA Joint Powers Financing Authority
Lease Revenue (Administration Buildings)	5.000%	8/1/23 (12)	5,000	5,458
Oakland CA Joint Powers Financing Authority
Lease Revenue (Administration Buildings)	5.000%	8/1/24 (12)	3,810	4,150
Oakland CA Joint Powers Financing Authority
Lease Revenue (Administration Buildings)	5.000%	8/1/25 (12)	5,405	5,866
Oakland CA Joint Powers Financing Authority
Lease Revenue (Administration Buildings)	5.000%	8/1/26 (12)	4,190	4,534
Oakland CA Redevelopment Agency Tax Allocation
Revenue (Central District Project)	5.000%	9/1/21	3,000	3,512
Oakland CA Unified School District GO	5.000%	8/1/17	2,760	2,929
Oakland CA Unified School District GO	5.000%	8/1/18	6,145	6,693
Oakland CA Unified School District GO	5.000%	8/1/19 (4)	13,425	14,289
Oakland CA Unified School District GO	5.000%	8/1/19	6,565	7,301
Oakland CA Unified School District GO	5.000%	8/1/20	2,500	2,831
Oakland CA Unified School District GO	5.000%	8/1/20	5,000	5,662
Oakland CA Unified School District GO	5.000%	8/1/21	1,600	1,834
Oakland CA Unified School District GO	5.000%	8/1/21 (4)	3,000	3,481
Oakland CA Unified School District GO	5.000%	8/1/22	1,300	1,508
Oakland CA Unified School District GO	5.000%	8/1/22 (4)	2,325	2,721
Oakland CA Unified School District GO	5.000%	8/1/23 (14)	3,700	3,929
Oakland CA Unified School District GO	5.500%	8/1/23	1,000	1,195
Oakland CA Unified School District GO	5.000%	8/1/24	1,275	1,499
Oakland CA Unified School District GO	5.000%	8/1/25 (4)	2,100	2,516
Oakland CA Unified School District GO	5.000%	8/1/26	1,035	1,210
Oakland CA Unified School District GO	5.000%	8/1/26 (4)	1,270	1,506
Oakland CA Unified School District GO	5.000%	8/1/27	1,295	1,503
Oakland CA Unified School District GO	5.000%	8/1/27 (4)	1,160	1,366
Oakland CA Unified School District GO	5.000%	8/1/28	1,000	1,156
Oakland CA Unified School District GO	5.000%	8/1/28 (4)	1,230	1,437
Oakland CA Unified School District GO	6.250%	8/1/28	2,000	2,417
Oakland CA Unified School District GO	5.000%	8/1/29	1,000	1,148

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Oakland CA Unified School District GO	5.000%	8/1/31	2,350	2,680
Oakland CA Unified School District GO	5.000%	8/1/32	1,515	1,720
Oakland CA Unified School District GO	5.000%	8/1/33	1,245	1,410
Oakland CA Unified School District GO	5.000%	8/1/34	2,500	2,812
Ohlone CA Community College District GO	5.000%	8/1/22	750	909
Ohlone CA Community College District GO	5.000%	8/1/31	1,770	2,068
Ontario CA Public Financing Authority
Water Revenue	5.250%	7/1/27	1,285	1,541
Ontario CA Public Financing Authority
Water Revenue	5.250%	7/1/28	1,765	2,102
Ontario CA Public Financing Authority
Water Revenue	5.250%	7/1/29	2,280	2,693
Ontario CA Public Financing Authority
Water Revenue	5.250%	7/1/30	1,400	1,647
Ontario CA Public Financing Authority
Water Revenue	5.250%	7/1/31	2,525	2,958
Ontario CA Public Financing Authority
Water Revenue	5.250%	7/1/32	2,660	3,109
Ontario CA Public Financing Authority
Water Revenue	5.250%	7/1/33	2,165	2,524
Orange County CA Development Agency Tax
Allocation Revenue (Santa Ana Heights Project)	5.000%	9/1/21	1,200	1,397
Orange County CA Development Agency Tax
Allocation Revenue (Santa Ana Heights Project)	5.000%	3/1/22	1,230	1,442
Orange County CA Development Agency Tax
Allocation Revenue (Santa Ana Heights Project)	5.000%	9/1/22	1,260	1,487
Orange County CA Development Agency Tax
Allocation Revenue (Santa Ana Heights Project)	5.000%	3/1/23	1,290	1,520
Orange County CA Development Agency Tax
Allocation Revenue (Santa Ana Heights Project)	5.000%	9/1/23	1,320	1,562
Orange County CA Sanitation District
Wastewater Revenue	5.000%	2/1/30	9,925	11,891
Orange County CA Transportation Authority Toll
Road Revenue	5.000%	8/15/22	1,000	1,213
Orange County CA Transportation Authority Toll
Road Revenue	5.000%	8/15/27	2,500	2,934
Orange County CA Transportation Authority Toll
Road Revenue	5.000%	8/15/28	2,545	2,961
Orange County CA Water District COP	5.000%	8/15/29	6,925	7,834
Orange County CA Water District Revenue	5.000%	8/15/33	8,000	9,303
Palm Springs CA Unified School District GO	5.000%	8/1/28	1,000	1,144
Palm Springs CA Unified School District GO	5.000%	8/1/29	1,500	1,708
Palm Springs CA Unified School District GO	5.000%	8/1/30	1,500	1,699
Palm Springs CA Unified School District GO	5.000%	8/1/31	1,500	1,694
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	4.000%	9/2/19	1,000	1,080
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	4.000%	9/2/20	250	273
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	4.000%	9/2/21	400	439
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	5.000%	9/2/27	1,000	1,108
Palo Alto CA Unified School District GO	0.000%	8/1/24	15,890	12,903
Palomar CA Community College District GO	4.000%	8/1/33	2,140	2,270
Palomar CA Community College District GO	4.000%	8/1/34	2,390	2,521
Palomar Pomerado Health California COP	6.625%	11/1/29	5,000	5,508

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Palomar Pomerado Health California GO	5.000%	8/1/20 (2)	710	713
Palomar Pomerado Health California GO	0.000%	8/1/22 (14)	7,055	5,920
Palomar Pomerado Health California GO	0.000%	8/1/24 (12)	5,130	3,934
Palomar Pomerado Health California GO	0.000%	8/1/27 (12)	3,095	2,026
Palomar Pomerado Health California GO	0.000%	8/1/27 (14)	1,585	1,054
Palomar Pomerado Health California GO	5.000%	8/1/32 (14)	11,290	11,890
Paramount CA Redevelopment Agency
Successor Agency Tax Allocation Revenue
(Redevelopment Project Area No. 1)	2.000%	8/1/16	830	838
Paramount CA Redevelopment Agency
Successor Agency Tax Allocation Revenue
(Redevelopment Project Area No. 1)	4.000%	8/1/17	880	923
Paramount CA Redevelopment Agency
Successor Agency Tax Allocation Revenue
(Redevelopment Project Area No. 1)	5.000%	8/1/18	925	1,014
Paramount CA Redevelopment Agency
Successor Agency Tax Allocation Revenue
(Redevelopment Project Area No. 1)	5.000%	8/1/19	1,415	1,592
Paramount CA Redevelopment Agency
Successor Agency Tax Allocation Revenue
(Redevelopment Project Area No. 1)	5.000%	8/1/20 (4)	1,505	1,734
Paramount CA Redevelopment Agency
Successor Agency Tax Allocation Revenue
(Redevelopment Project Area No. 1)	5.000%	8/1/21 (4)	1,455	1,705
Paramount CA Redevelopment Agency
Successor Agency Tax Allocation Revenue
(Redevelopment Project Area No. 1)	5.000%	8/1/22 (4)	2,965	3,517
Paramount CA Redevelopment Agency
Successor Agency Tax Allocation Revenue
(Redevelopment Project Area No. 1)	5.000%	8/1/23 (4)	2,485	2,979
Paramount CA Redevelopment Agency
Successor Agency Tax Allocation Revenue
(Redevelopment Project Area No. 1)	0.000%	8/1/26 (14)	6,050	4,047
Pasadena CA Unified School District GO	5.000%	5/1/30	3,695	4,285
Pasadena CA Unified School District GO	5.000%	5/1/31	1,500	1,734
Pasadena CA Unified School District GO	5.000%	5/1/32	2,000	2,308
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos
Community Development Project)	4.000%	8/1/16	1,330	1,361
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos
Community Development Project)	0.000%	8/1/20 (2)	2,460	2,139
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos
Community Development Project)	0.000%	8/1/25 (2)	2,930	1,988
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos
Community Development Project)	5.000%	8/1/25 (4)	855	1,024
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos
Community Development Project)	5.000%	8/1/26 (4)	900	1,066
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos
Community Development Project)	5.000%	8/1/27 (4)	1,220	1,432

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos
Community Development Project)	5.000%	8/1/28 (4)	1,285	1,494
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos
Community Development Project)	0.000%	8/1/29 (2)	355	197
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos
Community Development Project)	5.000%	8/1/29 (4)	1,350	1,560
Placentia-Yorba Linda CA Unified School
District GO	5.000%	8/1/19	350	399
Placentia-Yorba Linda CA Unified School
District GO	5.000%	8/1/20	500	584
Placentia-Yorba Linda CA Unified School
District GO	5.000%	8/1/21	750	892
Placentia-Yorba Linda CA Unified School
District GO	5.000%	8/1/22	1,315	1,590
Placentia-Yorba Linda CA Unified School
District GO	5.000%	8/1/23	2,540	3,109
Placentia-Yorba Linda CA Unified School
District GO	5.000%	8/1/24	1,000	1,237
Placentia-Yorba Linda CA Unified School
District GO	5.000%	8/1/25	1,775	2,215
Pomona CA Single Family Mortgage Revenue	7.600%	5/1/23 (ETM)	7,635	9,458
Pomona CA Unified School District GO	5.000%	8/1/22 (15)	440	530
Pomona CA Unified School District GO	5.000%	8/1/26 (15)	450	539
Port of Oakland CA Revenue	5.000%	11/1/20 (14)	4,825	5,208
Port of Oakland CA Revenue	5.000%	11/1/26 (14)	9,800	10,487
Poway CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	6/15/22	2,215	2,654
Poway CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	12/15/22	3,535	4,266
Poway CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	6/15/23	3,325	4,027
Poway CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	12/15/26	1,370	1,674
Poway CA Unified School District GO	4.000%	9/1/16	250	256
Poway CA Unified School District GO	0.000%	8/1/17	2,000	1,969
Poway CA Unified School District GO	4.000%	9/1/17	250	262
Poway CA Unified School District GO	0.000%	8/1/18	4,565	4,394
Poway CA Unified School District GO	4.000%	9/1/18	450	480
Poway CA Unified School District GO	0.000%	8/1/19	5,425	5,125
Poway CA Unified School District GO	5.000%	9/1/19	985	1,105
Poway CA Unified School District GO	0.000%	8/1/20	3,280	3,022
Poway CA Unified School District GO	5.000%	9/1/20	610	697
Poway CA Unified School District GO	5.000%	9/1/21	325	377
Poway CA Unified School District GO	5.000%	9/1/22	460	540
Poway CA Unified School District GO	5.000%	9/1/23	1,575	1,834
Poway CA Unified School District GO	5.000%	8/1/26	5,125	5,929
Poway CA Unified School District GO	5.000%	9/1/26	1,000	1,135
Poway CA Unified School District GO	5.000%	8/1/27	1,625	1,954
Poway CA Unified School District GO	0.000%	8/1/28	9,070	5,875
Poway CA Unified School District GO	5.000%	9/1/29	1,210	1,349
Poway CA Unified School District GO	5.000%	9/1/30	2,570	2,852
Poway CA Unified School District GO	0.000%	8/1/31	1,095	616

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/1/22 (15)	715	840
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	4.000%	9/15/22	435	483
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/1/23 (15)	1,180	1,397
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/1/24 (15)	1,000	1,186
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/1/25 (15)	775	927
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/1/26 (15)	1,000	1,179
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/15/26	935	1,060
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/15/27	1,010	1,140
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/15/29	1,020	1,127
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/15/30	1,000	1,120
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/15/30	1,270	1,399
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/15/31	1,330	1,454
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/15/32	995	1,107
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/15/32	1,450	1,579
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/15/33	1,560	1,696
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/15/34	1,660	1,800
Poway CA Unified School District Public Financing
Authority Special Tax Revenue	5.000%	9/15/35	1,760	1,898
Rancho Cucamonga CA Redevelopment Agency
Successor Agency Tax Allocation Revenue
(Rancho Redevelopment Project)	4.000%	9/1/16	1,210	1,244
Rancho Cucamonga CA Redevelopment Agency
Successor Agency Tax Allocation Revenue
(Rancho Redevelopment Project)	5.000%	9/1/27 (4)	1,700	2,012
Rancho Cucamonga CA Redevelopment Agency
Successor Agency Tax Allocation Revenue
(Rancho Redevelopment Project)	5.000%	9/1/28 (4)	2,700	3,173
Rancho Cucamonga CA Redevelopment Agency
Successor Agency Tax Allocation Revenue
(Rancho Redevelopment Project)	5.000%	9/1/30 (4)	1,500	1,739
Rancho Cucamonga CA Redevelopment Agency
Successor Agency Tax Allocation Revenue
(Rancho Redevelopment Project)	5.000%	9/1/31 (4)	1,400	1,615
Rancho Cucamonga CA Redevelopment Agency
Successor Agency Tax Allocation Revenue
(Rancho Redevelopment Project)	5.000%	9/1/32 (4)	1,710	1,967
Rancho Mirage CA Joint Powers Financing
Authority Revenue (Eisenhower Medical Center)	5.000%	7/1/27	12,000	12,456

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
3 Redding CA Joint Powers Financing Authority
Electric System Revenue	4.000%	6/1/23	325	366
3 Redding CA Joint Powers Financing Authority
Electric System Revenue	5.000%	6/1/24	300	360
3 Redding CA Joint Powers Financing Authority
Electric System Revenue	5.000%	6/1/25	375	453
3 Redding CA Joint Powers Financing Authority
Electric System Revenue	5.000%	6/1/26	675	808
3 Redding CA Joint Powers Financing Authority
Electric System Revenue	5.000%	6/1/27	1,000	1,186
3 Redding CA Joint Powers Financing Authority
Electric System Revenue	5.000%	6/1/28	1,000	1,177
3 Redding CA Joint Powers Financing Authority
Electric System Revenue	5.000%	6/1/30	775	902
3 Redding CA Joint Powers Financing Authority
Electric System Revenue	5.000%	6/1/32	475	549
Redwood City CA Redevelopment Agency
Redevelopment Project Area No. 2 Tax
Allocation Revenue	0.000%	7/15/25 (2)	3,350	2,392
Rio CA Elementary School District Community
Facilities District Special Tax Revenue	5.000%	9/1/27	1,000	1,128
Rio CA Elementary School District Community
Facilities District Special Tax Revenue	5.000%	9/1/28	1,000	1,124
Rio CA Elementary School District Community
Facilities District Special Tax Revenue	5.000%	9/1/30	1,000	1,109
Rio CA Elementary School District Community
Facilities District Special Tax Revenue	5.000%	9/1/35	2,300	2,498
Rio Hondo CA Community College District GO	0.000%	8/1/31	2,000	1,126
Riverside CA Community College District GO	0.000%	8/1/27	2,755	1,820
Riverside CA Community College District GO	0.000%	8/1/28	1,650	1,027
Riverside CA Community College District GO	5.000%	8/1/28	3,060	3,682
Riverside CA Electric Revenue	5.000%	10/1/24 (4)	1,000	1,104
Riverside CA Electric Revenue	5.000%	10/1/25 (4)	2,000	2,205
Riverside CA Electric Revenue	5.000%	10/1/26 (4)	2,500	2,752
Riverside CA Electric Revenue	5.000%	10/1/27 (4)	3,570	3,930
Riverside CA Redevelopment Successor Agency
Tax Allocation Revenue	5.000%	9/1/29	1,265	1,467
Riverside CA Redevelopment Successor Agency
Tax Allocation Revenue	5.000%	9/1/31	1,045	1,196
Riverside CA Redevelopment Successor Agency
Tax Allocation Revenue	5.000%	10/1/31 (4)	2,930	3,367
Riverside CA Redevelopment Successor Agency
Tax Allocation Revenue	5.000%	10/1/32 (4)	3,075	3,511
Riverside CA Redevelopment Successor Agency
Tax Allocation Revenue	5.000%	9/1/33	1,055	1,202
Riverside CA Redevelopment Successor Agency
Tax Allocation Revenue	5.000%	10/1/33 (4)	1,230	1,401
Riverside CA Sewer Revenue	5.000%	8/1/20	1,635	1,900
Riverside CA Sewer Revenue	5.000%	8/1/21	2,000	2,366
Riverside CA Sewer Revenue	5.000%	8/1/22	2,160	2,592
Riverside CA Sewer Revenue	5.000%	8/1/23	3,750	4,534
Riverside CA Sewer Revenue	5.000%	8/1/24	2,000	2,425
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/19	1,220	1,368

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/20	1,280	1,463
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/23	1,410	1,642
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/25	1,555	1,777
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/26	1,615	1,833
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/27	1,710	1,930
Riverside County CA Asset Leasing Corp.
Leasehold Revenue (Riverside County
Hospital Project)	5.000%	6/1/19	3,660	4,113
Riverside County CA Public Financing Authority
Lease Revenue	5.000%	11/1/22	1,800	2,133
Riverside County CA Public Financing Authority
Lease Revenue	5.000%	11/1/23	2,000	2,393
Riverside County CA Public Financing Authority
Lease Revenue	5.000%	11/1/24	1,600	1,914
Riverside County CA Public Financing Authority
Lease Revenue	5.000%	11/1/30	9,885	11,405
Riverside County CA Public Financing Authority
Lease Revenue	5.000%	11/1/32	10,620	12,224
Riverside County CA Public Financing Authority
Tax Allocation Revenue	3.000%	9/1/17	1,635	1,695
Riverside County CA Public Financing Authority
Tax Allocation Revenue	4.000%	9/1/18	2,460	2,651
Riverside County CA Public Financing Authority
Tax Allocation Revenue	4.000%	9/1/19	2,560	2,801
Riverside County CA Public Financing Authority
Tax Allocation Revenue	5.000%	9/1/20	2,665	3,071
Riverside County CA Public Financing Authority
Tax Allocation Revenue	5.000%	9/1/21 (4)	2,550	2,997
Riverside County CA Public Financing Authority
Tax Allocation Revenue	5.000%	9/1/22 (4)	1,830	2,178
Riverside County CA Public Financing Authority
Tax Allocation Revenue	5.000%	9/1/23 (4)	2,445	2,929
Riverside County CA Redevelopment Successor
Agency Tax Allocation Revenue	3.000%	10/1/16 (4)	300	306
Riverside County CA Redevelopment Successor
Agency Tax Allocation Revenue	4.000%	10/1/17 (4)	375	395
Riverside County CA Redevelopment Successor
Agency Tax Allocation Revenue	4.000%	10/1/18 (4)	500	537
Riverside County CA Redevelopment Successor
Agency Tax Allocation Revenue	5.000%	10/1/19 (4)	1,000	1,128
Riverside County CA Redevelopment Successor
Agency Tax Allocation Revenue	5.000%	10/1/21 (4)	1,150	1,343
Riverside County CA Redevelopment Successor
Agency Tax Allocation Revenue	5.000%	10/1/22 (4)	1,320	1,559
Riverside County CA Redevelopment Successor
Agency Tax Allocation Revenue	5.000%	10/1/23 (4)	1,905	2,267
Riverside County CA Redevelopment Successor
Agency Tax Allocation Revenue	5.000%	10/1/24 (4)	2,005	2,397
Riverside County CA Redevelopment Successor
Agency Tax Allocation Revenue	5.000%	10/1/25 (4)	1,440	1,734

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Riverside County CA Redevelopment Successor
Agency Tax Allocation Revenue	5.000%	10/1/27 (4)	1,160	1,368
Riverside County CA Transportation Commission
Sales Tax Revenue	5.250%	6/1/30	3,000	3,595
Riverside County CA Transportation Commission
Sales Tax Revenue	5.250%	6/1/31	4,000	4,763
Riverside County CA Transportation Commission
Sales Tax Revenue	5.250%	6/1/32	3,000	3,559
Riverside County CA Transportation Commission
Sales Tax Revenue	5.250%	6/1/33	2,000	2,365
Riverside County CA Transportation Commission
Sales Tax Revenue VRDO	0.010%	12/7/15	2,435	2,435
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/22	2,500	1,997
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/23	3,630	2,751
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/24	6,985	5,054
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/31	5,000	2,459
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/32	4,000	1,846
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/33	5,500	2,394
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/34	3,500	1,441
Rocklin CA Unified School District GO	0.000%	8/1/23 (14)	7,030	5,849
Rocklin CA Unified School District GO	0.000%	8/1/24 (14)	2,965	2,391
Roseville CA Financing Authority Electric
System Revenue	5.000%	2/1/30	6,120	6,845
Roseville CA Financing Authority Electric
System Revenue	5.000%	2/1/30	750	867
Roseville CA Financing Authority Electric
System Revenue	5.000%	2/1/31	515	593
Roseville CA Financing Authority Electric
System Revenue	5.000%	2/1/32	1,290	1,480
Roseville CA Financing Authority Electric
System Revenue	5.000%	2/1/33	1,000	1,145
Roseville CA Financing Authority Electric
System Revenue	5.000%	2/1/34	2,000	2,284
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/18	4,205	4,514
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/19	10,000	10,957
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/20	2,160	2,409
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/24	600	688
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/27	200	232
Roseville CA Special Tax Revenue	5.000%	9/1/20	1,055	1,186
Roseville CA Special Tax Revenue	5.000%	9/1/21	500	571
Sacramento CA Area Flood Control Agency
Special Assessment Revenue
(Natomas Basin Local Assessment)	5.000%	10/1/22 (15)	445	535

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Sacramento CA Area Flood Control Agency
Special Assessment Revenue
(Natomas Basin Local Assessment)	5.000%	10/1/24 (15)	300	367
Sacramento CA Area Flood Control Agency
Special Assessment Revenue
(Natomas Basin Local Assessment)	5.000%	10/1/26 (15)	280	334
Sacramento CA Area Flood Control Agency
Special Assessment Revenue
(Natomas Basin Local Assessment)	5.000%	10/1/27 (15)	425	502
Sacramento CA Area Flood Control Agency
Special Assessment Revenue
(Natomas Basin Local Assessment)	5.000%	10/1/28 (15)	250	293
Sacramento CA Area Flood Control Agency
Special Assessment Revenue
(Natomas Basin Local Assessment)	5.000%	10/1/29 (15)	500	582
Sacramento CA Area Flood Control Agency
Special Assessment Revenue
(Natomas Basin Local Assessment)	5.000%	10/1/31 (15)	1,160	1,333
Sacramento CA Area Flood Control Agency
Special Assessment Revenue
(Natomas Basin Local Assessment)	5.000%	10/1/33 (15)	1,280	1,465
Sacramento CA Area Flood Control Agency
Special Assessment Revenue
(Natomas Basin Local Assessment)	5.000%	10/1/34 (15)	1,340	1,531
Sacramento CA City Financing Authority Revenue	5.000%	12/1/19	3,990	4,560
Sacramento CA City Financing Authority Revenue	4.000%	12/1/20	3,700	4,125
Sacramento CA City Financing Authority Revenue	5.000%	12/1/20	2,000	2,325
Sacramento CA City Financing Authority Revenue	5.000%	12/1/32 (15)	1,200	1,390
Sacramento CA City Financing Authority Revenue	5.000%	12/1/33 (15)	1,725	1,994
Sacramento CA City Unified School District GO	5.000%	7/1/20 (4)	500	582
Sacramento CA City Unified School District GO	5.000%	7/1/21 (4)	400	475
Sacramento CA City Unified School District GO	5.000%	7/1/22 (4)	700	845
Sacramento CA Cogeneration Authority Revenue	5.000%	7/1/17	1,250	1,335
Sacramento CA Cogeneration Authority Revenue	5.000%	7/1/18	725	800
Sacramento CA Cogeneration Authority Revenue	5.000%	7/1/19	1,155	1,312
Sacramento CA Cogeneration Authority Revenue	5.250%	7/1/20	1,250	1,466
Sacramento CA Cogeneration Authority Revenue	5.250%	7/1/21	1,000	1,196
Sacramento CA Financing Authority Lease
Revenue	4.000%	12/1/18	3,660	3,965
Sacramento CA Financing Authority Lease
Revenue	5.000%	12/1/18	2,000	2,226
Sacramento CA Financing Authority Lease
Revenue	5.000%	12/1/19 (14)	12,860	12,862
Sacramento CA Financing Authority Lease
Revenue	5.000%	12/1/20 (14)	13,670	13,672
Sacramento CA Municipal Utility District Financing
Authority Revenue	5.000%	7/1/20	1,405	1,645
Sacramento CA Municipal Utility District Financing
Authority Revenue (Cosumnes Project)	4.750%	7/1/16 (Prere.)	1,500	1,539
Sacramento CA Municipal Utility District Financing
Authority Revenue (Cosumnes Project)	5.000%	7/1/16 (Prere.)	7,710	7,922
Sacramento CA Municipal Utility District Revenue	5.000%	7/1/16 (Prere.)	4,000	4,110
Sacramento CA Municipal Utility District Revenue	5.250%	7/1/24 (2)	10,085	12,334
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/24 (4)	7,550	8,343
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/25 (4)	15,275	16,866

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/25	5,455	6,584
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/26 (4)	5,000	5,512
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/27	4,905	5,943
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/28	2,000	2,406
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/30	6,435	7,623
Sacramento CA Municipal Utility District Revenue
VRDO	0.010%	12/7/15 LOC	1,400	1,400
Sacramento CA Regional Transit District
Farebox Revenue	5.000%	3/1/22	1,085	1,229
Sacramento CA Regional Transit District
Farebox Revenue	5.000%	3/1/28	2,500	2,804
Sacramento CA Regional Transit District
Farebox Revenue	5.000%	3/1/29	2,635	2,977
Sacramento CA Regional Transit District
Farebox Revenue	5.000%	3/1/30	2,975	3,361
Sacramento CA Regional Transit District
Farebox Revenue	5.000%	3/1/31	3,125	3,529
Sacramento CA Transportation Authority Sales
Tax Revenue	5.000%	10/1/21	2,300	2,745
Sacramento CA Unified School District GO	2.000%	8/1/18 (4)	1,545	1,585
Sacramento CA Unified School District GO	3.000%	8/1/19 (4)	1,215	1,293
Sacramento CA Unified School District GO	3.000%	8/1/20 (4)	1,000	1,072
Sacramento CA Unified School District GO	4.000%	8/1/21 (4)	1,000	1,129
Sacramento CA Unified School District GO	4.000%	8/1/22 (4)	750	854
Sacramento CA Unified School District GO	5.000%	8/1/23 (4)	1,105	1,339
Sacramento CA Water Revenue	5.000%	9/1/27	3,210	3,782
Sacramento County CA Airport Revenue	5.000%	7/1/23 (4)	2,000	2,190
Sacramento County CA Airport Revenue	5.000%	7/1/24 (4)	2,500	2,734
Sacramento County CA Airport Revenue	5.000%	7/1/24 (4)	1,785	1,949
Sacramento County CA Airport Revenue	5.000%	7/1/28	1,250	1,416
Sacramento County CA Airport Revenue	5.000%	7/1/30	5,240	5,977
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	6/1/16 (Prere.)	1,850	1,894
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	6/1/16 (Prere.)	5,495	5,625
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	6/1/16 (Prere.)	7,030	7,197
San Bernardino CA City Unified School District GO	5.000%	8/1/18	2,350	2,590
San Bernardino CA City Unified School District GO	5.000%	8/1/20 (4)	765	891
San Bernardino CA City Unified School District GO	5.000%	8/1/21 (4)	1,230	1,456
San Bernardino CA City Unified School District GO	5.000%	8/1/22 (4)	1,500	1,803
San Bernardino CA City Unified School District GO	5.000%	8/1/23 (4)	1,100	1,334
San Bernardino CA City Unified School District GO	5.000%	8/1/24 (4)	1,400	1,688
San Bernardino CA Community College District GO	5.000%	8/1/16 (Prere.)	12,000	12,376
San Bernardino CA Community College District GO	5.000%	8/1/24	4,375	5,335
San Bernardino CA Community College District GO	5.000%	8/1/25	4,550	5,499
San Bernardino CA Community College District GO	5.000%	8/1/26	4,150	4,968
San Bernardino CA Community College District GO	0.000%	8/1/29	1,000	583
San Bernardino CA Community College District GO	5.000%	8/1/29	5,000	6,015
San Bernardino CA Community College District GO	0.000%	8/1/30	1,100	598
San Bernardino CA Community College District GO	0.000%	8/1/31	1,000	516
San Bernardino CA Community College District GO	5.000%	8/1/31	8,370	9,936
San Bernardino CA Community College District GO	0.000%	8/1/32	1,100	539
San Bernardino CA Community College District GO	0.000%	8/1/33	1,165	542
San Bernardino County CA Medical Center COP	5.500%	8/1/17 (14)	1,530	1,597

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Bernardino County CA Medical Center COP	6.500%	8/1/17 (14)	1,670	1,761
San Bernardino County CA Medical Center COP	5.500%	8/1/22 (14)	8,940	10,238
San Bernardino County CA Transportation
Authority Revenue	5.000%	3/1/31	3,355	3,879
San Diego CA Community College District GO	5.000%	8/1/28	4,000	4,736
San Diego CA Community College District GO	5.000%	8/1/29	5,000	5,894
San Diego CA Community College District GO	5.000%	8/1/30	8,670	10,160
San Diego CA Community College District GO	5.000%	8/1/30	9,830	11,519
San Diego CA Community College District GO	5.000%	8/1/30	1,250	1,467
San Diego CA Community College District GO	5.000%	8/1/31	3,380	3,949
San Diego CA Community College District GO	5.000%	8/1/31	1,000	1,167
San Diego CA Community College District GO	5.000%	8/1/32	2,000	2,327
San Diego CA Community College District GO	5.000%	8/1/32	2,150	2,505
San Diego CA Community Facilities District No. 1
(Miramar Ranch North) Special Tax Revenue	4.000%	9/1/17	500	525
San Diego CA Community Facilities District No. 1
(Miramar Ranch North) Special Tax Revenue	4.000%	9/1/18	3,260	3,487
San Diego CA Community Facilities District No. 1
(Miramar Ranch North) Special Tax Revenue	5.000%	9/1/20	3,470	3,967
San Diego CA Public Facilities Financing Authority
Lease Revenue	5.000%	10/15/16	1,660	1,723
San Diego CA Public Facilities Financing Authority
Lease Revenue	5.000%	10/15/19	1,930	2,183
San Diego CA Public Facilities Financing Authority
Lease Revenue	5.000%	10/15/20	2,025	2,336
San Diego CA Public Facilities Financing Authority
Lease Revenue	5.000%	10/15/27	2,375	2,847
San Diego CA Public Facilities Financing Authority
Lease Revenue	5.000%	10/15/28	2,025	2,408
San Diego CA Public Facilities Financing Authority
Lease Revenue	5.000%	10/15/30	2,015	2,368
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.000%	5/15/19 (Prere.)	6,000	6,805
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.000%	5/15/19 (Prere.)	3,000	3,402
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.250%	5/15/19 (Prere.)	2,000	2,285
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.000%	5/15/23	10,000	12,306
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.250%	5/15/27	5,000	5,843
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.000%	5/15/28	1,825	2,049
San Diego CA Public Facilities Financing Authority
Water Revenue	5.000%	8/1/27	4,215	4,767
San Diego CA Public Facilities Financing Authority
Water Revenue	5.125%	8/1/28	5,000	5,669
San Diego CA Public Facilities Financing Authority
Water Revenue	5.250%	8/1/28	5,355	6,196
San Diego CA Public Facilities Financing Authority
Water Revenue	5.000%	8/1/30	2,000	2,331
San Diego CA Public Facilities Financing Authority
Water Revenue	5.000%	8/1/32	4,190	4,858
San Diego CA Unified School District GO	0.000%	7/1/18 (14)	9,500	9,185
San Diego CA Unified School District GO	5.500%	7/1/20 (4)	9,490	11,315

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Diego CA Unified School District GO	5.000%	7/1/21	15,000	17,896
San Diego CA Unified School District GO	5.000%	7/1/22	1,500	1,820
San Diego CA Unified School District GO	5.500%	7/1/22 (4)	12,790	15,955
San Diego CA Unified School District GO	5.500%	7/1/25 (14)	1,000	1,303
San Diego CA Unified School District GO	0.000%	7/1/26	8,425	6,144
San Diego CA Unified School District GO	5.000%	7/1/26	20,000	24,729
San Diego CA Unified School District GO	5.500%	7/1/26 (4)	20,885	27,110
San Diego CA Unified School District GO	5.500%	7/1/26 (4)	7,490	9,722
San Diego CA Unified School District GO	0.000%	7/1/27	8,500	5,911
San Diego CA Unified School District GO	0.000%	7/1/28	8,000	5,335
3 San Diego CA Unified School District GO	5.000%	7/1/28	700	851
San Diego CA Unified School District GO	0.000%	7/1/29	3,250	2,058
3 San Diego CA Unified School District GO	5.000%	7/1/29	750	903
San Diego CA Unified School District GO	0.000%	7/1/30	9,985	5,951
San Diego CA Unified School District GO	0.000%	7/1/30	2,500	1,490
3 San Diego CA Unified School District GO	5.000%	7/1/31	1,200	1,426
3 San Diego CA Unified School District GO	4.000%	7/1/32	1,000	1,073
3 San Diego CA Unified School District GO	4.000%	7/1/33	2,000	2,135
3 San Diego CA Unified School District GO	4.000%	7/1/34	3,000	3,185
3 San Diego CA Unified School District GO	4.000%	7/1/35	3,500	3,701
San Diego County CA COP	5.000%	10/15/24	2,115	2,628
San Diego County CA COP	5.000%	10/15/25	5,225	6,423
San Diego County CA COP	5.000%	10/15/26	2,590	3,146
San Diego County CA COP	5.000%	10/15/27	2,000	2,410
San Diego County CA COP	5.000%	10/15/28	1,400	1,673
San Diego County CA COP	5.000%	10/15/29	2,000	2,375
San Diego County CA Limited Obligation
Revenue (Sanford Burnham Prebys Medical
Discovery Institute)	3.000%	11/1/16	2,195	2,247
San Diego County CA Limited Obligation
Revenue (Sanford Burnham Prebys Medical
Discovery Institute)	4.000%	11/1/17	510	539
San Diego County CA Limited Obligation
Revenue (Sanford Burnham Prebys Medical
Discovery Institute)	5.000%	11/1/18	460	510
San Diego County CA Limited Obligation
Revenue (Sanford Burnham Prebys Medical
Discovery Institute)	5.000%	11/1/19	480	544
San Diego County CA Limited Obligation
Revenue (Sanford Burnham Prebys Medical
Discovery Institute)	5.000%	11/1/22	425	504
San Diego County CA Limited Obligation
Revenue (Sanford Burnham Prebys Medical
Discovery Institute)	4.000%	11/1/23	950	1,060
San Diego County CA Limited Obligation
Revenue (Sanford Burnham Prebys Medical
Discovery Institute)	5.000%	11/1/24	750	894
San Diego County CA Limited Obligation
Revenue (Sanford Burnham Prebys Medical
Discovery Institute)	5.000%	11/1/26	1,145	1,357
San Diego County CA Limited Obligation
Revenue (Sanford Burnham Prebys Medical
Discovery Institute)	5.000%	11/1/28	1,450	1,692
San Diego County CA Limited Obligation
Revenue (Sanford Burnham Prebys Medical
Discovery Institute)	5.000%	11/1/30	1,205	1,389

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Diego County CA Regional Airport
Authority Revenue	5.000%	7/1/23	3,900	4,508
San Diego County CA Regional Airport
Authority Revenue	5.000%	7/1/25	9,000	10,326
San Diego County CA Regional Airport
Authority Revenue	5.000%	7/1/26	6,000	6,864
San Diego County CA Regional Airport
Authority Revenue	5.000%	7/1/28	3,000	3,423
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center
& Annex Redevelopment Project)	5.000%	2/1/23	4,285	4,732
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center
& Annex Redevelopment Project)	5.000%	2/1/25	4,820	5,313
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center
& Annex Redevelopment Project)	5.250%	2/1/26	1,140	1,263
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center
& Annex Redevelopment Project)	5.000%	2/1/27	2,420	2,692
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center
& Annex Redevelopment Project)	5.500%	2/1/28	5,780	6,528
4 San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center
& Annex Redevelopment Project) TOB VRDO	0.020%	12/7/15	7,500	7,500
San Diego County CA Water Authority Financing
Agency Water Revenue	5.000%	5/1/27	2,000	2,278
San Diego County CA Water Authority Revenue	5.000%	5/1/30	5,000	5,809
San Diego County CA Water Authority Revenue
COP	5.250%	5/1/21 (14)	6,725	8,027
San Diego County CA Water Authority Revenue
COP	5.250%	5/1/22 (14)	7,075	8,601
4 San Diego County CA Water Authority Revenue
COP TOB VRDO	0.010%	12/7/15	3,100	3,100
4 San Diego County CA Water Authority Revenue
COP TOB VRDO	0.020%	12/7/15	6,310	6,310
San Francisco CA Bay Area Rapid Transit District
GO	5.000%	8/1/17 (Prere.)	15,500	16,585
San Francisco CA Bay Area Rapid Transit District
GO	5.000%	8/1/17 (Prere.)	10,000	10,700
San Francisco CA Bay Area Rapid Transit District
GO	4.000%	8/1/33	6,000	6,464
San Francisco CA Bay Area Rapid Transit District
GO	4.000%	8/1/34	6,580	7,077
San Francisco CA Bay Area Rapid Transit District
Sales Tax Revenue	4.000%	7/1/18	3,000	3,245
San Francisco CA Bay Area Rapid Transit District
Sales Tax Revenue	5.000%	7/1/20	1,040	1,218
San Francisco CA Bay Area Rapid Transit District
Sales Tax Revenue	5.000%	7/1/23	1,070	1,296
San Francisco CA Bay Area Rapid Transit District
Sales Tax Revenue	5.000%	7/1/23	9,560	11,051
San Francisco CA Bay Area Rapid Transit District
Sales Tax Revenue	5.000%	7/1/27	5,350	6,623

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Francisco CA Bay Area Rapid Transit District
Sales Tax Revenue	5.000%	7/1/28	2,500	3,074
San Francisco CA Bay Area Rapid Transit District
Sales Tax Revenue	5.000%	7/1/29	2,555	2,988
San Francisco CA Bay Area Rapid Transit District
Sales Tax Revenue	5.000%	7/1/30	2,800	3,270
San Francisco CA Bay Area Rapid Transit District
Sales Tax Revenue	5.000%	7/1/31	2,215	2,661
San Francisco CA Bay Area Rapid Transit District
Sales Tax Revenue	5.000%	7/1/32	1,625	1,945
San Francisco CA Bay Area Rapid Transit District
Sales Tax Revenue	5.000%	7/1/33	1,500	1,788
San Francisco CA City & County (Earthquake
Safety & Emergency Response) GO	5.000%	6/15/23	2,220	2,685
San Francisco CA City & County (Earthquake
Safety & Emergency Response) GO	5.000%	6/15/23	4,070	4,922
San Francisco CA City & County (Earthquake
Safety & Emergency Response) GO	5.000%	6/15/24	2,335	2,792
San Francisco CA City & County (Earthquake
Safety & Emergency Response) GO	5.000%	6/15/24	4,270	5,105
San Francisco CA City & County (Earthquake
Safety & Emergency Response) GO	5.000%	6/15/25	2,450	2,911
San Francisco CA City & County (Earthquake
Safety & Emergency Response) GO	5.000%	6/15/25	4,485	5,328
San Francisco CA City & County COP	4.000%	9/1/30	5,215	5,551
San Francisco CA City & County COP	4.000%	9/1/31	5,100	5,392
San Francisco CA City & County COP	4.000%	9/1/32	5,680	5,982
San Francisco CA City & County COP	4.000%	9/1/35	5,170	5,387
San Francisco CA City & County GO	5.000%	6/15/21	7,450	8,883
San Francisco CA City & County GO	5.000%	6/15/22	2,595	3,139
San Francisco CA City & County GO	5.000%	6/15/23	4,000	4,811
San Francisco CA City & County GO	5.000%	6/15/26	3,995	4,797
San Francisco CA City & County GO	5.000%	6/15/27	5,785	6,902
San Francisco CA City & County GO	4.000%	6/15/28	4,190	4,652
San Francisco CA City & County GO	4.000%	6/15/29	4,545	5,004
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/18	2,000	2,201
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/18 (4)	1,000	1,101
San Francisco CA City & County International
Airport Revenue	5.250%	5/1/20 (14)	5,000	5,857
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/21	5,000	5,802
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/22	5,000	5,790
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/24 (14)	10,000	10,190
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/25 (14)	2,000	2,038
San Francisco CA City & County International
Airport Revenue	5.250%	5/1/26	22,000	24,161
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/27 (14)	13,075	13,331
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/28	7,500	8,871

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/28	2,855	3,335
San Francisco CA City & County International
Airport Revenue	4.900%	5/1/29	8,625	9,725
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/30	5,940	6,838
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/31	840	967
San Francisco CA City & County Public Utilities
Commission Wastewater Revenue	5.000%	10/1/30	13,170	15,590
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	5/1/16 (Prere.)	500	510
San Francisco CA City & County Public Utilities
Commission Water Revenue	3.000%	11/1/18	1,400	1,484
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/19	1,000	1,151
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/19 (Prere.)	440	506
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/20	2,000	2,361
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/21	1,100	1,325
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/22	900	1,105
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/23	4,175	5,171
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/24	4,500	5,632
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/25	6,000	7,491
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/26	2,555	2,916
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/27	7,755	9,453
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/27	1,000	1,198
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	10/1/28	10,235	12,173
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/28	1,000	1,137
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/28	5,355	6,486
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	11,000	13,128
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	6,530	7,564
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	2,960	3,359
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	10,000	11,347
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	12,685	15,237
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/30	2,705	3,070
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/30	10,335	12,302

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	10/1/31	14,015	16,488
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/31	5,730	6,571
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/31	1,000	1,162
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/32	2,625	3,100
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/33	9,000	10,258
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/34	5,000	5,680
4 San Francisco CA City & County Public Utilities
Commission Water Revenue TOB VRDO	0.020%	12/7/15	2,700	2,700
San Francisco CA City & County Redevelopment
Agency Community Facilities District No. 7
Special TaxRevenue (Hunters Point Shipyard
Improvements)	5.000%	8/1/30	525	570
San Francisco CA City & County Redevelopment
Agency Community Facilities District No. 7
Special TaxRevenue (Hunters Point Shipyard
Improvements)	5.000%	8/1/33	680	728
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/17	100	106
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/19	220	246
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/20	130	148
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/21	160	184
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/22	125	145
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/23	120	140
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/24	135	158
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/25	240	279
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/27	140	160
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/29	460	520
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/31	400	451

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/32	525	590
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/34	225	250
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Redevelopment Projects)	5.000%	8/1/21	2,000	2,366
San Francisco CA City & County Unified School
District GO	5.000%	6/15/24	1,080	1,344
San Francisco CA City & County Unified School
District GO	5.000%	6/15/27	6,445	7,800
San Francisco CA City & County Unified School
District GO	5.000%	6/15/28	10,170	12,207
San Francisco CA City & County Unified School
District GO	4.000%	6/15/30	2,470	2,587
San Francisco CA City & County Unified School
District GO	5.000%	6/15/31	7,965	9,056
San Francisco CA City & County Unified School
District GO	4.000%	6/15/32	5,300	5,558
San Francisco CA Community College District GO	3.000%	6/15/17	11,380	11,789
San Francisco CA Municipal Transportation
Agency Revenue	5.000%	3/1/29	1,585	1,867
San Francisco CA Municipal Transportation
Agency Revenue	5.000%	3/1/32	2,170	2,526
San Francisco CA Municipal Transportation
Agency Revenue	5.000%	3/1/33	3,025	3,511
San Francisco CA Municipal Transportation
Agency Revenue	5.000%	3/1/34	1,640	1,904
San Joaquin County CA Delta Community College
District Election GO	0.000%	8/1/26 (4)	15,500	9,541
San Joaquin County CA Delta Community College
District Election GO	0.000%	8/1/27 (4)	15,500	8,984
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	5.000%	1/15/16	11,000	11,060
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	5.000%	1/15/17	1,500	1,570
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/1/23 (ETM)	16,000	14,023
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/24 (14)	7,000	5,100
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/1/25 (ETM)	14,750	12,244
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	5.000%	1/15/29	4,375	4,831
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	5.000%	1/15/34	2,435	2,653
San Jose CA Airport Revenue	5.000%	3/1/24 (2)	2,035	2,131
San Jose CA Airport Revenue	5.000%	3/1/25 (2)	3,385	3,545
San Jose CA Airport Revenue	5.000%	3/1/26 (2)	3,850	3,992
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/19 (14)	1,150	1,169
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/20 (2)	8,000	8,494

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/21	1,270	1,432
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/21 (2)	2,495	2,649
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/22 (2)	5,100	5,394
San Jose CA Redevelopment Agency Tax
Allocation Revenue	4.250%	8/1/23 (10)	50	52
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/23	1,140	1,273
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/24 (14)	16,360	17,371
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/25 (14)	11,505	12,192
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.125%	8/1/25	570	631
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.250%	8/1/26	800	886
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.375%	8/1/29	1,355	1,499
San Jose CA Redevelopment Agency Tax Allocation
Revenue (Merged Area Redevelopment Project)	5.000%	8/1/16 (2)	1,000	1,027
San Jose CA Redevelopment Agency Tax Allocation
Revenue (Merged Area Rede velopment Project)	5.000%	8/1/17 (14)	600	602
San Jose CA Redevelopment Agency Tax Allocation
Revenue (Merged Area Redevelopment Project)	4.500%	8/1/21 (2)	1,000	1,047
San Jose CA Special Hotel Tax Revenue
(Convention Center Expansion & Renovation
Project)	6.125%	5/1/31	5,000	5,952
San Jose CA Unified School District Santa Clara
County GO	5.000%	8/1/19	1,000	1,145
San Jose CA Unified School District Santa Clara
County GO	5.000%	8/1/20	1,000	1,176
4 San Jose CA Unified School District Santa Clara
County GO TOB VRDO	0.060%	12/7/15	3,600	3,600
San Juan CA Unified School District GO	0.000%	8/1/25 (4)	10,000	7,721
San Juan CA Unified School District GO	0.000%	8/1/26 (4)	12,215	9,031
San Luis & Delta Mendota CA Water
Authority Revenue	5.000%	3/1/24 (15)	855	993
San Luis & Delta Mendota CA Water
Authority Revenue	5.000%	3/1/25 (15)	970	1,119
San Luis & Delta Mendota CA Water
Authority Revenue	5.000%	3/1/26 (15)	500	572
San Luis & Delta Mendota CA Water
Authority Revenue	5.000%	3/1/27 (15)	1,070	1,217
San Luis & Delta Mendota CA Water
Authority Revenue	5.000%	3/1/28 (15)	600	677
San Luis & Delta Mendota CA Water
Authority Revenue	5.000%	3/1/33 (15)	2,790	3,130
San Marcos CA Unified School District GO	0.000%	8/1/25	2,300	1,757
San Marcos CA Unified School District GO	0.000%	8/1/30	2,000	1,127
San Marcos CA Unified School District GO	0.000%	8/1/31	2,000	1,070
San Marcos CA Unified School District GO	0.000%	8/1/32	2,500	1,283
San Mateo CA Union High School District GO	0.000%	9/1/24	5,390	4,275
San Mateo CA Union High School District GO	5.000%	9/1/30	2,600	3,055

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Mateo CA Union High School District GO	5.000%	9/1/31	1,440	1,686
San Mateo CA Union High School District GO	4.000%	9/1/32	3,155	3,406
San Mateo County CA Community College
District GO	5.000%	9/1/16 (Prere.)	3,170	3,281
San Mateo County CA Community College
District GO	0.000%	9/1/21 (14)	4,645	4,232
San Mateo County CA Community College
District GO	0.000%	9/1/22 (14)	5,675	4,987
San Mateo County CA Community College
District GO	0.000%	9/1/24 (14)	2,825	2,288
San Mateo County CA Community College
District GO	0.000%	9/1/25 (14)	4,000	3,109
San Mateo County CA Joint Powers Financing
Authority Lease Revenue (Maple Street
Correctional Center)	5.000%	6/15/23	1,000	1,224
San Mateo County CA Joint Powers Financing
Authority Lease Revenue
(Youth Services Campus)	4.625%	7/15/25	2,455	2,653
San Mateo County CA Joint Powers Financing
Authority Lease Revenue
(Youth Services Campus)	5.250%	7/15/28	2,000	2,189
San Mateo County CA Transportation
Authority Revenue	4.000%	6/1/20	770	865
San Mateo County CA Transportation
Authority Revenue	5.000%	6/1/20	750	878
San Mateo County CA Transportation
Authority Revenue	5.000%	6/1/21	1,000	1,197
San Mateo County CA Transportation
Authority Revenue	4.000%	6/1/22	600	690
San Mateo County CA Transportation
Authority Revenue	5.000%	6/1/22	750	915
San Mateo County CA Transportation
Authority Revenue	4.000%	6/1/23	1,520	1,761
San Mateo County CA Transportation
Authority Revenue	5.000%	6/1/23	840	1,039
San Mateo County CA Transportation
Authority Revenue	4.000%	6/1/24	750	870
San Mateo County CA Transportation
Authority Revenue	5.000%	6/1/24	1,200	1,498
San Mateo County CA Transportation
Authority Revenue	5.000%	6/1/25	1,200	1,517
San Pablo CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	4.000%	6/15/18 (4)	925	994
San Pablo CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	6/15/22 (4)	1,000	1,195
San Pablo CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	6/15/23 (4)	1,200	1,447
San Pablo CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	6/15/27 (4)	1,770	2,084
San Pablo CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	6/15/28 (4)	1,860	2,172
San Pablo CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	6/15/30 (4)	2,275	2,617
San Ramon CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	2/1/25 (15)	1,520	1,838

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Ramon CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	2/1/26 (15)	1,595	1,896
San Ramon CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	2/1/27 (15)	1,670	1,970
San Ramon CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	2/1/28 (15)	1,760	2,057
San Ramon Valley CA Unified School District GO	4.000%	8/1/32	2,000	2,158
Santa Ana CA Community Redevelopment Agency
Tax Allocation Revenue (South Main Street)	5.000%	9/1/18 (14)	2,685	2,693
Santa Ana CA Unified School District GO	0.000%	8/1/31 (14)	3,775	2,080
Santa Clara CA Electric Revenue	5.000%	7/1/30	1,000	1,107
Santa Clara CA Electric Revenue	5.250%	7/1/32	2,500	2,795
Santa Clara CA Unified School District GO	5.000%	7/1/21	2,290	2,738
Santa Clara CA Unified School District GO	5.000%	7/1/22	2,060	2,507
Santa Clara CA Unified School District GO	5.000%	7/1/23	2,185	2,693
Santa Clara CA Unified School District GO	5.000%	7/1/25	3,120	3,852
Santa Clara CA Unified School District GO	5.000%	7/1/25	3,595	4,439
Santa Clara CA Unified School District GO	5.000%	7/1/28	3,775	4,319
Santa Clara CA Unified School District GO	5.000%	7/1/29	4,115	4,714
Santa Clara CA Unified School District GO	5.000%	7/1/30	4,405	5,046
Santa Clara CA Unified School District GO	5.000%	7/1/31	4,715	5,401
Santa Clara County CA East Side Union High
School District GO	5.000%	8/1/17	5,410	5,798
Santa Clara County CA East Side Union High
School District GO	5.000%	8/1/18	5,690	6,294
Santa Clara County CA Financing Authority Lease
Revenue (Multiple Facilities Projects)	5.000%	11/15/17	11,540	12,469
Santa Clara County CA Financing Authority Lease
Revenue (Multiple Facilities Projects)	5.000%	5/15/20	4,140	4,801
Santa Clara County CA Financing Authority Lease
Revenue (Multiple Facilities Projects)	5.000%	5/15/21	5,770	6,824
Santa Clara County CA Financing Authority Lease
Revenue (Multiple Facilities Projects)	5.000%	5/15/22	6,060	7,288
Santa Clara County CA Financing Authority Lease
Revenue (Multiple Facilities Projects)	5.000%	5/15/28	10,000	10,857
Santa Clara County CA Financing Authority Lease
Revenue (Multiple Facilities Projects)	5.250%	5/15/36	6,000	6,517
Santa Clara County CA Financing Authority Lease
Revenue (VMC Facility Replacement Project)
VRDO	0.010%	12/7/15	32,500	32,500
Santa Clara County CA GO	5.000%	8/1/28	8,830	10,553
Santa Clara Valley CA Transportation Authority
Sales Tax Revenue	5.000%	4/1/17 (Prere.)	4,000	4,236
Santa Clarita CA Community College District GO	0.000%	8/1/29 (4)	2,480	1,552
Santa Clarita CA Community College District GO	5.000%	8/1/32	5,450	6,340
Santa Monica CA Community College District GO	0.000%	8/1/24	4,500	3,654
Santa Monica CA Community College District GO	0.000%	8/1/26	11,025	8,255
Santa Monica CA Community College District GO	4.000%	8/1/30	2,000	2,182
Santa Monica CA Community College District GO	4.000%	8/1/32	2,565	2,768
Santa Monica CA Community College District GO	4.000%	8/1/33	3,510	3,771
3 Santa Monica-Malibu CA Unified School District GO	4.000%	8/1/31	1,600	1,748
3 Santa Monica-Malibu CA Unified School District GO	4.000%	8/1/33	1,150	1,245
Santa Rosa CA Elementary School District GO	3.000%	5/1/16	715	723
Santa Rosa CA High School District GO	3.000%	5/1/17	1,110	1,147
Santa Rosa CA High School District GO	4.000%	5/1/18	2,230	2,394

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Santa Rosa CA High School District GO	5.000%	5/1/19	2,040	2,307
Santa Rosa CA High School District GO	5.000%	5/1/20	1,150	1,335
Santa Rosa CA Wastewater Revenue	0.000%	9/1/28 (4)	11,095	7,227
Santa Rosa CA Wastewater Revenue	5.000%	9/1/29	2,870	3,361
Santa Rosa CA Wastewater Revenue	5.000%	9/1/30	3,055	3,572
Santa Rosa CA Wastewater Revenue	5.000%	9/1/33	1,425	1,650
Signal Hill CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	3.000%	10/1/16	1,860	1,899
Signal Hill CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	3.000%	10/1/17	1,915	1,985
Signal Hill CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	4.000%	10/1/18	1,960	2,107
Signal Hill CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	10/1/19	2,040	2,305
Signal Hill CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	10/1/20 (15)	2,120	2,465
Silicon Valley CA Clean Water Wastewater Revenue	5.000%	8/1/20	350	412
Silicon Valley CA Clean Water Wastewater Revenue	5.000%	8/1/21	725	871
Silicon Valley CA Clean Water Wastewater Revenue	5.000%	8/1/24	1,000	1,252
Silicon Valley CA Clean Water Wastewater Revenue	5.000%	8/1/26	1,000	1,251
Silicon Valley CA Clean Water Wastewater Revenue	5.000%	8/1/28	1,000	1,226
Silicon Valley CA Clean Water Wastewater Revenue	5.000%	8/1/29	1,000	1,216
Silicon Valley CA Clean Water Wastewater Revenue	5.000%	8/1/30	900	1,087
Silicon Valley CA Clean Water Wastewater Revenue	5.000%	8/1/32	750	896
Silicon Valley CA Clean Water Wastewater Revenue	5.000%	8/1/33	1,455	1,731
Silicon Valley CA Clean Water Wastewater Revenue	5.000%	8/1/34	1,600	1,895
Silicon Valley CA Clean Water Wastewater Revenue	5.000%	8/1/35	1,000	1,179
Silicon Valley CA Clean Water Wastewater Revenue	5.000%	8/1/36	1,000	1,174
Simi Valley CA Unified School District GO	0.000%	8/1/26 (4)	3,030	2,189
Simi Valley CA Unified School District GO	0.000%	8/1/27 (4)	2,900	1,979
Solana Beach CA School District Special
Tax Revenue	5.000%	9/1/29	2,125	2,361
Solana Beach CA School District Special
Tax Revenue	5.000%	9/1/32	2,665	2,929
Solano County CA COP	5.000%	11/1/17 (14)	4,110	4,427
Solano County CA COP	5.000%	11/1/18 (14)	3,810	4,101
Solano County CA COP	5.000%	11/1/19 (14)	3,995	4,298
Solano County CA COP	5.000%	11/1/20 (14)	4,195	4,513
Solano County CA COP	5.000%	11/1/21 (14)	4,405	4,727
Sonoma County CA Sales Tax Revenue	5.000%	9/1/17 (Prere.)	6,365	6,845
Sonoma County CA Transportation Authority Sales
Tax Revenue	5.000%	12/1/20	1,405	1,659
Sonoma County CA Transportation Authority Sales
Tax Revenue	5.000%	12/1/22	2,480	3,038
South Orange County CA Public Financing
Authority Special Tax Revenue	5.000%	8/15/23	1,000	1,167
South Orange County CA Public Financing
Authority Special Tax Revenue	5.000%	8/15/25	1,250	1,454
South San Francisco CA Redevelopment
Agency Tax Allocation Revenue	5.000%	9/1/31 (14)	9,255	9,381
Southern California Public Power Authority Revenue	5.000%	7/1/25	6,735	8,374
Southern California Public Power Authority Revenue	5.000%	7/1/28	10,000	11,474
Southern California Public Power Authority Revenue	5.000%	7/1/29	5,000	5,720
Southern California Public Power Authority Revenue	5.000%	7/1/30	10,750	12,258
Southern California Public Power Authority Revenue
(Canyon Power Project)	5.000%	7/1/23	4,175	4,761

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Southern California Public Power Authority Revenue
(Canyon Power Project)	5.250%	7/1/27	6,950	7,958
Southern California Public Power Authority Revenue
(Linden Wind Energy Project)	5.000%	7/1/28	3,500	4,004
Southern California Public Power Authority Revenue
(Linden Wind Energy Project)	5.000%	7/1/29	2,500	2,860
Southern California Public Power Authority Revenue
(Linden Wind Energy Project)	5.000%	7/1/30	2,500	2,851
Southern California Public Power Authority Revenue
(Milford Wind Corridor Phase I Project)	5.000%	7/1/28	5,000	5,661
Southern California Public Power Authority Revenue
(Milford Wind Corridor Phase I Project)	5.000%	7/1/29	5,000	5,661
Southern California Public Power Authority Revenue
(Natural Gas Project)	5.000%	11/1/16	550	571
Southern California Public Power Authority Revenue
(Natural Gas Project)	5.000%	11/1/18	1,040	1,141
Southern California Public Power Authority Revenue
(Natural Gas Project)	5.250%	11/1/23	5,270	6,272
Southern California Public Power Authority Revenue
(Natural Gas Project)	5.250%	11/1/24	5,000	5,913
Southern California Public Power Authority Revenue
(Natural Gas Project)	5.250%	11/1/25	7,000	8,356
Southern California Public Power Authority Revenue
(Natural Gas Project)	5.250%	11/1/26	3,500	4,185
Southern California Public Power Authority Revenue
(Natural Gas Project)	5.000%	11/1/28	2,000	2,328
Southern California Public Power Authority Revenue
(Natural Gas Project)	5.000%	11/1/33	4,280	4,949
Southern California Public Power Authority Revenue
(Transmission Project)	5.000%	7/1/23	5,000	5,611
Southwestern California Community College
District GO	0.000%	8/1/24	750	599
Southwestern California Community College
District GO	0.000%	8/1/25	1,090	824
Southwestern California Community College
District GO	0.000%	8/1/26	2,000	1,420
Southwestern California Community College
District GO	0.000%	8/1/27	2,000	1,340
Southwestern California Community College
District GO	0.000%	8/1/28	2,535	1,598
St. Helena CA Unified School District GO	0.000%	8/1/27	4,550	3,778
State Center California Community College
District GO	5.000%	8/1/17 (Prere.)	5,880	6,304
State Center California Community College
District GO	5.000%	8/1/30	4,000	4,693
Stockton CA Public Financing Authority
Wastewater Revenue	5.000%	9/1/22 (15)	1,000	1,193
Stockton CA Public Financing Authority
Wastewater Revenue	5.000%	9/1/23 (15)	1,000	1,203
Stockton CA Public Financing Authority
Wastewater Revenue	5.000%	9/1/24 (15)	1,000	1,212
Stockton CA Public Financing Authority
Wastewater Revenue	5.000%	9/1/25 (15)	1,250	1,498
Stockton CA Public Financing Authority
Wastewater Revenue	5.000%	9/1/26 (15)	1,375	1,624

California Intermediate-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Stockton CA Public Financing Authority
	Wastewater Revenue	5.000%	9/1/27 (15)	1,250	1,464
	Stockton CA Public Financing Authority
	Water Revenue (Delta Water Supply Project)	6.125%	10/1/35	1,000	1,210
	Stockton CA Unified School District GO	5.000%	7/1/23 (4)	1,110	1,329
	Stockton CA Unified School District GO	5.000%	8/1/28 (15)	1,000	1,169
	Stockton CA Unified School District GO	5.000%	8/1/29 (15)	600	696
	Stockton CA Unified School District GO	4.000%	8/1/30 (4)	1,960	2,096
	Stockton CA Unified School District GO	5.000%	8/1/30 (15)	1,555	1,791
	Stockton CA Unified School District GO	5.000%	8/1/31 (15)	1,875	2,149
	Stockton CA Unified School District GO	5.000%	8/1/32 (15)	2,060	2,354
	Stockton CA Unified School District GO	5.000%	8/1/33 (15)	2,250	2,565
	Stockton CA Unified School District GO	5.000%	8/1/34 (15)	2,105	2,398
	Suisun City CA Redevelopment Agency Successor
	Agency Tax Allocation Revenue	5.000%	10/1/23 (15)	1,015	1,222
	Suisun City CA Redevelopment Agency Successor
	Agency Tax Allocation Revenue	5.000%	10/1/25 (15)	1,000	1,199
	Suisun City CA Redevelopment Agency Successor
	Agency Tax Allocation Revenue	5.000%	10/1/26 (15)	1,200	1,420
	Suisun City CA Redevelopment Agency Successor
	Agency Tax Allocation Revenue	5.000%	10/1/27 (15)	1,245	1,460
	Suisun City CA Redevelopment Agency Successor
	Agency Tax Allocation Revenue	5.000%	10/1/28 (15)	1,280	1,487
	Suisun City CA Redevelopment Agency Successor
	Agency Tax Allocation Revenue	5.000%	10/1/29 (15)	2,255	2,605
	Suisun City CA Redevelopment Agency Successor
	Agency Tax Allocation Revenue	5.000%	10/1/30 (15)	1,000	1,146
	Sweetwater CA Unified School District GO	5.000%	8/1/23 (15)	1,000	1,213
	Sweetwater CA Unified School District GO	5.000%	8/1/24 (15)	1,000	1,224
	Sweetwater CA Unified School District GO	5.000%	8/1/27 (15)	7,000	8,281
	Sweetwater CA Unified School District GO	5.000%	8/1/28 (15)	8,000	9,401
4	Sweetwater CA Unified School District GO
	TOB VRDO	0.030%	12/7/15 (13)	3,300	3,300
	Temecula Valley CA Unified School District GO	0.000%	8/1/32	2,000	1,820
	Tuolumne CA Wind Project Authority Revenue	5.250%	1/1/24	5,115	5,683
	Tuolumne CA Wind Project Authority Revenue	5.625%	1/1/29	2,100	2,370
	Turlock CA Irrigation District Revenue	5.000%	1/1/21	3,805	4,365
	Turlock CA Irrigation District Revenue	5.000%	1/1/22	5,415	6,196
	Turlock CA Irrigation District Revenue	5.000%	1/1/28	7,020	7,936
	Turlock CA Irrigation District Revenue	5.000%	1/1/29	6,400	7,284
	Turlock CA Irrigation District Revenue	5.000%	1/1/30	7,770	8,834
	Tustin CA Unified School District Special
	Tax Revenue	5.000%	9/1/22	1,390	1,625
	Tustin CA Unified School District Special
	Tax Revenue	5.000%	9/1/23	750	888
	Tustin CA Unified School District Special
	Tax Revenue	5.000%	9/1/24	760	897
	Tustin CA Unified School District Special
	Tax Revenue	5.000%	9/1/25	2,820	3,336
	Tustin CA Unified School District Special
	Tax Revenue	5.000%	9/1/26	2,300	2,691
	Tustin CA Unified School District Special
	Tax Revenue	5.000%	9/1/27	3,915	4,546
	Tustin CA Unified School District Special
	Tax Revenue	5.000%	9/1/28	3,000	3,456

102

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tustin CA Unified School District Special
Tax Revenue	5.000%	9/1/29	3,640	4,169
Tustin CA Unified School District Special
Tax Revenue	5.000%	9/1/30	3,500	3,977
Union City CA Community Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	10/1/30	1,000	1,170
Union City CA Community Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	10/1/31	1,820	2,118
Union City CA Community Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	10/1/32	1,360	1,575
Union City CA Community Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	10/1/33	3,000	3,461
Union City CA Community Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	10/1/35	1,250	1,434
Union City CA Community Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	10/1/36	1,000	1,144
University of California Regents Medical Center
Pooled Revenue VRDO	0.010%	12/1/15	1,450	1,450
University of California Regents Medical Center
Revenue	5.000%	5/15/19 (14)	5,075	5,147
University of California Regents Medical Center
Revenue	5.000%	5/15/20 (14)	5,065	5,136
University of California Regents Medical Center
Revenue	5.000%	5/15/25	19,385	19,975
University of California Regents Medical Center
Revenue	5.000%	5/15/26	10,095	10,401
University of California Regents Medical Center
Revenue	5.000%	5/15/32	14,940	17,095
University of California Regents Medical Center
Revenue	5.000%	5/15/33	5,000	5,689
University of California Revenue	5.000%	5/15/16 (Prere.)	10,000	10,314
University of California Revenue	5.000%	5/15/17	4,000	4,258
University of California Revenue	5.000%	5/15/18	3,000	3,306
University of California Revenue	5.000%	5/15/19	5,250	5,965
University of California Revenue	5.000%	5/15/19	15,815	17,946
University of California Revenue	5.750%	5/15/19 (Prere.)	3,000	3,475
University of California Revenue	5.000%	5/15/20	4,360	5,089
University of California Revenue	5.000%	5/15/20	8,250	9,610
University of California Revenue	5.000%	5/15/21	3,000	3,582
University of California Revenue	5.000%	5/15/22	5,420	6,415
University of California Revenue	5.000%	5/15/22	9,000	10,920
University of California Revenue	5.000%	5/15/22	3,500	4,247
University of California Revenue	5.000%	5/15/23	1,865	2,294
University of California Revenue	5.000%	5/15/24	5,000	6,202
University of California Revenue	5.000%	5/15/25	2,400	3,012
University of California Revenue	5.000%	5/15/25	9,030	11,334
University of California Revenue	5.000%	5/15/27	10,900	12,626
University of California Revenue	5.000%	5/15/27	7,000	8,577
University of California Revenue	5.000%	5/15/28	11,680	13,435
University of California Revenue	5.000%	5/15/28	9,075	11,045
University of California Revenue	5.000%	5/15/28	7,080	8,617
University of California Revenue	5.000%	5/15/30	1,400	1,650
University of California Revenue	5.000%	5/15/31	2,290	2,725
University of California Revenue	5.000%	5/15/32	14,020	16,403
University of California Revenue	5.250%	5/15/32	5,000	6,017

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
University of California Revenue	5.000%	5/15/33	10,110	11,783
University of California Revenue	5.000%	5/15/33	15,240	17,761
University of California Revenue	5.000%	5/15/33	6,995	8,266
University of California Revenue	5.000%	5/15/34	15,900	18,460
University of California Revenue PUT	5.000%	5/15/23	47,295	57,629
Upland CA Community Facilities District No. 2003-2
Improvement Area No. 1 Special Tax Revenue	5.000%	9/1/31	1,110	1,232
Vacaville CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/22	600	708
Vacaville CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/23	575	681
Vacaville CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/24	1,325	1,567
Vacaville CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/25	1,390	1,632
Vacaville CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/26	1,460	1,694
Vacaville CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/27	1,200	1,376
Vacaville CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/28	1,200	1,366
Ventura County CA Community College District GO	5.000%	8/1/25	1,915	2,282
Ventura County CA Community College District GO	5.000%	8/1/27	2,205	2,612
Ventura County CA Community College District GO	0.000%	8/1/28	15,000	9,973
Ventura County CA Public Financing Authority
Lease Revenue	5.000%	11/1/24	1,200	1,433
Ventura County CA Public Financing Authority
Lease Revenue	5.000%	11/1/29	1,000	1,174
Ventura County CA Public Financing Authority
Lease Revenue	5.000%	11/1/32	2,000	2,325
Ventura County CA Public Financing Authority
Lease Revenue	5.000%	11/1/33	1,250	1,442
Vista CA Joint Powers Financing Authority Revenue	4.000%	5/1/18	300	322
Vista CA Joint Powers Financing Authority Revenue	5.000%	5/1/20	500	577
Vista CA Joint Powers Financing Authority Revenue	5.000%	5/1/21	325	381
Vista CA Joint Powers Financing Authority Revenue	5.000%	5/1/22	400	476
Vista CA Joint Powers Financing Authority Revenue	5.250%	5/1/35	5,975	6,964
Vista CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/18 (4)	400	442
Vista CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/19 (4)	300	340
Vista CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/20 (4)	275	318
Vista CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/21 (4)	265	312
Vista CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/22 (4)	335	400
Vista CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/23 (4)	400	481
Vista CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/24 (4)	585	710
Vista CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/26 (4)	700	841
Vista CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/27 (4)	1,410	1,677
Vista CA Unified School District GO	5.000%	8/1/24	5,000	6,011

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Walnut CA Energy Center Authority Revenue	5.000%	1/1/30	2,000	2,247
Washington Township CA Health Care District
Revenue	4.000%	7/1/16	695	708
Washington Township CA Health Care District
Revenue	5.000%	7/1/17	760	805
Washington Township CA Health Care District
Revenue	4.000%	7/1/18	325	344
Washington Township CA Health Care District
Revenue	5.000%	7/1/19	500	554
Washington Township CA Health Care District
Revenue	4.000%	7/1/20	375	406
Washington Township CA Health Care District
Revenue	5.000%	7/1/21	350	398
Washington Township CA Health Care District
Revenue	5.000%	7/1/22	725	830
Washington Township CA Health Care District
Revenue	5.000%	7/1/23	400	459
Washington Township CA Health Care District
Revenue	5.000%	7/1/24	750	865
Washington Township CA Health Care District
Revenue	5.000%	7/1/25	775	897
Washington Township CA Health Care District
Revenue	5.000%	7/1/26	900	1,027
Washington Township CA Health Care District
Revenue	6.000%	7/1/29	1,000	1,127
West Basin CA Municipal Water District Revenue	5.000%	8/1/22	2,000	2,411
West Contra Costa CA Unified School District GO	4.000%	8/1/17	850	894
West Contra Costa CA Unified School District GO	5.000%	8/1/18	1,000	1,103
West Contra Costa CA Unified School District GO	5.000%	8/1/20	250	290
West Contra Costa CA Unified School District GO	6.000%	8/1/26	5,000	6,628
West Contra Costa CA Unified School District GO	5.000%	8/1/30	3,425	3,953
West Contra Costa CA Unified School District GO	5.000%	8/1/31	5,690	6,511
West Contra Costa CA Unified School District GO	5.000%	8/1/32	5,560	6,348
West Contra Costa CA Unified School District GO	5.000%	8/1/32	1,825	2,096
West Contra Costa CA Unified School District GO	0.000%	8/1/33 (12)	2,650	1,314
West Contra Costa CA Unified School District GO	5.000%	8/1/33	3,265	3,717
West Contra Costa CA Unified School District GO	5.000%	8/1/33	915	1,049
West Contra Costa CA Unified School District GO	5.000%	8/1/33	1,020	1,170
West Contra Costa CA Unified School District GO	5.000%	8/1/34	2,010	2,300
West Contra Costa CA Unified School District GO	5.000%	8/1/34	1,070	1,224
West Contra Costa CA Unified School District GO	5.000%	8/1/35	1,400	1,601
West Contra Costa CA Unified School District GO	5.000%	8/1/35	1,000	1,140
West Valley-Mission Community College District
GO	5.000%	8/1/16 (Prere.)	1,120	1,155
West Valley-Mission Community College District
GO	5.000%	8/1/30 (4)	215	221
Westlands CA Water District Revenue	5.000%	9/1/21 (4)	750	884
Westlands CA Water District Revenue	5.000%	9/1/22 (4)	750	897
Westlands CA Water District Revenue	5.000%	9/1/24 (4)	1,000	1,197
Westlands CA Water District Revenue	5.000%	9/1/25 (4)	1,250	1,476
William S. Hart Union High School District
California GO	5.000%	9/1/25	1,735	2,077
William S. Hart Union High School District
California GO	5.000%	9/1/26	1,085	1,290
William S. Hart Union High School District
California GO	5.000%	9/1/27	1,500	1,776

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
William S. Hart Union High School District
California GO	0.000%	8/1/34 (4)	3,880	1,883
Yucaipa Valley CA Water District Water
System Revenue	5.000%	9/1/18	500	554
Yucaipa Valley CA Water District Water
System Revenue	5.000%	9/1/19	1,020	1,161
				10,185,010
Guam (0.3%)
Guam Government Business Privilege Tax Revenue	5.000%	11/15/20	750	854
Guam Government Business Privilege Tax Revenue	5.000%	11/15/21	1,125	1,291
Guam Government Business Privilege Tax Revenue	5.000%	11/15/22	1,500	1,730
Guam Government Waterworks Authority Water &
Waste Water System Revenue	5.000%	7/1/20	540	609
Guam Government Waterworks Authority Water &
Waste Water System Revenue	5.000%	7/1/28	2,115	2,367
Guam Government Waterworks Authority Water &
Waste Water System Revenue	5.000%	7/1/29	5,035	5,612
Guam Government Waterworks Authority Water &
Waste Water System Revenue	5.250%	7/1/33	4,000	4,483
Guam Government Waterworks Authority Water &
Waste Water System Revenue	5.000%	7/1/35	4,450	4,882
Guam Power Authority Revenue	5.000%	10/1/22	1,605	1,858
Guam Power Authority Revenue	5.000%	10/1/26	1,810	2,075
Guam Power Authority Revenue	5.000%	10/1/30	1,470	1,637
				27,398
Virgin Islands (0.0%)
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/16	1,500	1,548
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/17	1,500	1,588
				3,136
Total Tax-Exempt Municipal Bonds (Cost $9,708,758)				10,215,544

				Amount
				($000)
Other Assets and Liabilities (0.4%)
Other Assets
Investment in Vanguard				882
Receivables for Accrued Income				106,408
Receivables for Capital Shares Issued				17,361
Other Assets				21,541
Total Other Assets				146,192
Liabilities
Payables for Investment Securities Purchased				(88,435)
Payables for Capital Shares Redeemed				(5,942)
Payables for Distributions				(5,178)
Payables to Vanguard				(7,281)
Other Liabilities				(44)
Total Liabilities				(106,880)
Net Assets (100%)				10,254,856

California Intermediate-Term Tax-Exempt Fund

At November 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	9,822,303
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(74,238)
Unrealized Appreciation (Depreciation)
Investment Securities	506,786
Futures Contracts	5
Net Assets	10,254,856

Investor Shares—Net Assets
Applicable to 127,909,615 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,508,642
Net Asset Value Per Share—Investor Shares	$11.79

Admiral Shares—Net Assets
Applicable to 741,545,522 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,746,214
Net Asset Value Per Share—Admiral Shares	$11.79

  See Note A in Notes to Financial Statements.
  Adjustable-rate security.
  Securities with a value of $1,816,000 have been segregated as initial margin for open futures contracts.
  Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2015.
  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, the aggregate value of these securities was $133,937,000, representing 1.3% of net assets.
  A key to abbreviations and other references follows the Statement of Net Assets. See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:

 (1) MBIA (Municipal Bond Investors Assurance).

(2) AMBAC (Ambac Assurance Corporation).

(3) FGIC (Financial Guaranty Insurance Company).

(4) AGM (Assured Guaranty Municipal Corporation).

(5) BIGI (Bond Investors Guaranty Insurance).

(6) Connie Lee Inc.

(7) FHA (Federal Housing Authority).

(8) CapMAC (Capital Markets Assurance Corporation).

(9) American Capital Access Financial Guaranty Corporation.

(10) XL Capital Assurance Inc.

(11) CIFG (CDC IXIS Financial Guaranty).

(12) AGC (Assured Guaranty Corporation).

(13) BHAC (Berkshire Hathaway Assurance Corporation).

(14) NPFG (National Public Finance Guarantee Corporation).

(15) BAM (Build America Mutual Assurance Company).

(16) MAC (Municipal Assurance Corporation).

(17) RAA (Radian Asset Assurance Inc).

The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

California Intermediate-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2015
($000)
Investment Income
Income
Interest	286,029
Total Income	286,029
Expenses
The Vanguard Group—Note B
Investment Advisory Services	977
Management and Administrative—Investor Shares	2,436
Management and Administrative—Admiral Shares	7,508
Marketing and Distribution—Investor Shares	368
Marketing and Distribution—Admiral Shares	1,052
Custodian Fees	103
Auditing Fees	34
Shareholders’ Reports—Investor Shares	32
Shareholders’ Reports—Admiral Shares	34
Trustees’ Fees and Expenses	6
Total Expenses	12,550
Net Investment Income	273,479
Realized Net Gain (Loss)
Investment Securities Sold	17,924
Futures Contracts	(1,533)
Realized Net Gain (Loss)	16,391
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(5,389)
Futures Contracts	5
Change in Unrealized Appreciation (Depreciation)	(5,384)
Net Increase (Decrease) in Net Assets Resulting from Operations	284,486

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	273,479	240,217
Realized Net Gain (Loss)	16,391	5,677
Change in Unrealized Appreciation (Depreciation)	(5,384)	287,151
Net Increase (Decrease) in Net Assets Resulting from Operations	284,486	533,045
Distributions
Net Investment Income
Investor Shares	(42,345)	(39,981)
Admiral Shares	(231,134)	(200,236)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(273,479)	(240,217)
Capital Share Transactions
Investor Shares	64,521	167,749
Admiral Shares	1,495,420	1,344,420
Net Increase (Decrease) from Capital Share Transactions	1,559,941	1,512,169
Total Increase (Decrease)	1,570,948	1,804,997
Net Assets
Beginning of Period	8,683,908	6,878,911
End of Period[1]	10,254,856	8,683,908
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $0 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.78	$11.32	$11.92	$11.18	$10.93
Investment Operations
Net Investment Income	.331	.355	.373	.379	.408
Net Realized and Unrealized Gain (Loss)
on Investments	.010	.460	(.600)	.740	.250
Total from Investment Operations	.341	.815	(.227)	1.119	.658
Distributions
Dividends from Net Investment Income	(. 331)	(. 355)	(. 373)	(. 379)	(.408)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 331)	(. 355)	(. 373)	(. 379)	(.408)
Net Asset Value, End of Period	$11.79	$11.78	$11.32	$11.92	$11.18

Total Return[1]	2.93%	7.29%	-1.91%	10.14%	6.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,509	$1,444	$1,227	$1,375	$1,193
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.81%	3.06%	3.24%	3.26%	3.73%
Portfolio Turnover Rate	17%	11%	12%	9%	13%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.78	$11.32	$11.92	$11.18	$10.93
Investment Operations
Net Investment Income	. 340.364		.382	.388	.417
Net Realized and Unrealized Gain (Loss)
on Investments	.010	.460	(.600)	.740	.250
Total from Investment Operations	.350	.824	(. 218)	1.128	.667
Distributions
Dividends from Net Investment Income	(.340)	(. 364)	(.382)	(. 388)	(.417)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.340)	(. 364)	(.382)	(. 388)	(.417)
Net Asset Value, End of Period	$11.79	$11.78	$11.32	$11.92	$11.18

Total Return[1]	3.01%	7.37%	-1.83%	10.23%	6.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,746	$7,240	$5,652	$5,507	$4,375
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.89%	3.14%	3.32%	3.34%	3.81%
Portfolio Turnover Rate	17%	11%	12%	9%	13%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard California Intermediate-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

California Intermediate-Term Tax-Exempt Fund

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2015, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2015, the fund had contributed to Vanguard capital in the amount of $882,000, representing 0.01% of the fund’s net assets and 0.35% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

California Intermediate-Term Tax-Exempt Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of November 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	10,215,544	—
Futures Contracts—Assets[1]	32	—	—
Futures Contracts—Liabilities[1]	(44)	—	—
Total	(12)	10,215,544	—
1 Represents variation margin on the last day of the reporting period.

D. At November 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	March 2016	237	28,127	5

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

For tax purposes, at November 30, 2015, the fund used capital loss carryforwards of $14,017,000 to offset taxable capital gains realized during the year ended November 30, 2015. At November 30, 2015, the fund had available capital losses totaling $73,906,000 to offset future net capital gains of $28,425,000 through November 30, 2016, $38,406,000 through November 30, 2017, $990,000 through November 30, 2018, and $6,085,000 through November 30, 2019.

At November 30, 2015, the cost of investment securities for tax purposes was $9,709,085,000. Net unrealized appreciation of investment securities for tax purposes was $506,459,000, consisting of unrealized gains of $511,432,000 on securities that had risen in value since their purchase and $4,973,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended November 30, 2015, the fund purchased $3,535,620,000 of investment securities and sold $1,556,810,000 of investment securities, other than temporary cash investments.

California Intermediate-Term Tax-Exempt Fund

G. Capital share transactions for each class of shares were:
			Year Ended November 30,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	546,730	46,454	514,728	44,215
Issued in Lieu of Cash Distributions	36,722	3,119	34,470	2,963
Redeemed	(518,931)	(44,244)	(381,449)	(32,945)
Net Increase (Decrease)—Investor Shares	64,521	5,329	167,749	14,233
Admiral Shares
Issued	2,385,690	202,859	2,056,278	177,048
Issued in Lieu of Cash Distributions	175,300	14,892	150,298	12,915
Redeemed	(1,065,570)	(90,728)	(862,156)	(74,527)
Net Increase (Decrease) —Admiral Shares	1,495,420	127,023	1,344,420	115,436

H. Management has determined that no material events or transactions occurred subsequent to November 30, 2015, that would require recognition or disclosure in these financial statements.

California Long-Term Tax-Exempt Fund

Fund Profile
As of November 30, 2015

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VCITX		VCLAX
Expense Ratio[1]	0.20%		0.12%
30-Day SEC Yield	2.13%		2.21%

Financial Attributes

		Barclays
		CA	Barclays
		Muni	Municipal
		Bond	Bond
	Fund	Index	Index
Number of Bonds	700	6,529	47,840
Yield to Maturity
(before expenses)	2.3%	2.0%	2.2%
Average Coupon	4.3%	4.8%	4.8%
Average Duration	6.5 years	6.3 years	6.4 years
Average Stated
Maturity	16.8 years	14.0 years	13.1 years
Short-Term
Reserves	4.2%	—	—

Volatility Measures
	Barclays CA	Barclays
	Muni Bond	Municipal
	Index	Bond Index
R-Squared	0.99	0.98
Beta	1.20	1.25
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Stated Maturity
(% of portfolio)
Under 1 Year		6.4%
1 - 3 Years		3.7
3 - 5 Years		3.5
5 - 10 Years		8.2
10 - 20 Years		40.6
20 - 30 Years		33.7
Over 30 Years		3.9

Distribution by Credit Quality (% of portfolio)
AAA		5.8%
AA		71.5
A		15.4
BBB		4.1
BB		0.6
B		0.4
Not Rated		2.2

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated March 26, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2015, the expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares.

California Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2005, Through November 30, 2015

Initial Investment of $10,000

See Financial Highlights for dividend and capital gains information.

California Long-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 2005, Through November 30, 2015
				Barclays CA
				Muni Bond
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2006	4.71%	1.99%	6.70%	6.44%
2007	4.52	-3.37	1.15	2.17
2008	4.13	-11.08	-6.95	-5.18
2009	4.96	7.75	12.71	13.21
2010	4.36	0.27	4.63	5.80
2011	4.51	2.09	6.60	7.49
2012	4.30	8.90	13.20	11.80
2013	3.64	-7.60	-3.96	-2.92
2014	4.07	6.72	10.79	9.32
2015	3.62	0.41	4.03	3.30

Average Annual Total Returns: Periods Ended September 30, 2015

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	4/7/1986	3.96%	5.09%	4.29%	0.28%	4.57%
Admiral Shares	11/12/2001	4.05	5.18	4.37	0.28	4.65

California Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.8%)
California (99.6%)
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Computer History Museum)
VRDO	0.010%	12/3/15 LOC	1,800	1,800
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	5.000%	7/1/42	1,000	1,077
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Eskaton Properties Inc.
Obligated Group)	5.000%	11/15/35	3,250	3,422
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/37	7,565	8,406
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/23	650	763
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/43	15,830	17,708
Alameda CA Community Improvement Commission
Successor Agency Tax Allocation Revenue	5.000%	9/1/29 (15)	1,500	1,737
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/30 (2)	30,375	15,995
Alameda County CA Unified School District GO	0.000%	8/1/24 (4)	3,510	2,802
Alameda County CA Unified School District GO	0.000%	8/1/29 (4)	5,000	3,103
Bakersfield CA Wastewater Revenue VRDO	0.030%	12/7/15	1,100	1,100
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/18 (Prere.)	15,050	16,481
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/19 (Prere.)	1,645	1,859
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.625%	4/1/19 (Prere.)	10,000	11,505
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/25	6,250	7,483
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/31	4,000	4,617
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	10/1/42	5,000	5,655
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/43	4,000	4,492
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.250%	4/1/53	2,350	2,649

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	10/1/54	23,000	25,582
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	0.610%	4/1/20	3,500	3,474
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	2.000%	4/1/21	1,500	1,522
Brentwood CA Infrastructure Financing
Authority Revenue	5.000%	9/2/28 (4)	2,135	2,479
Cabrillo CA Community College District Revenue	0.000%	5/1/26 (2)	9,000	5,568
California County CA Tobacco Securitization
Agency Revenue	5.450%	6/1/28	7,500	7,517
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/18 (Prere.)	15,000	16,477
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20	10,000	11,684
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/22	8,560	9,395
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/29	6,500	7,890
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/35	4,000	4,610
California Economic Recovery GO	5.000%	7/1/16 (Prere.)	5,000	5,138
2 California Economic Recovery GO	5.250%	7/1/19 (Prere.)	4,365	5,012
California Educational Facilities Authority Revenue
(California Institute of Technology)	5.000%	10/1/39	7,730	8,549
3 California Educational Facilities Authority Revenue
(Claremont McKenna College)	5.000%	1/1/28	1,250	1,533
3 California Educational Facilities Authority Revenue
(Claremont McKenna College)	5.000%	1/1/29	1,000	1,213
3 California Educational Facilities Authority Revenue
(Claremont McKenna College)	4.000%	1/1/39	10,000	10,439
California Educational Facilities Authority Revenue
(College of Arts & Crafts)	6.875%	6/1/19	1,615	1,846
California Educational Facilities Authority Revenue
(College of Arts)	5.250%	6/1/30	1,125	1,234
California Educational Facilities Authority Revenue
(Pepperdine College)	5.000%	9/1/33	3,000	3,473
California Educational Facilities Authority Revenue
(Pepperdine College)	5.000%	12/1/39	2,000	2,291
California Educational Facilities Authority Revenue
(Pepperdine College)	5.000%	9/1/45	5,000	5,758
California Educational Facilities Authority Revenue
(Santa Clara University)	5.000%	4/1/39	5,880	6,764
California Educational Facilities Authority Revenue
(Santa Clara University)	5.000%	4/1/45	6,500	7,426
California Educational Facilities Authority Revenue
(Stanford University)	5.000%	3/15/26	5,330	6,796
California Educational Facilities Authority Revenue
(Stanford University)	5.250%	4/1/40	6,000	8,155
California Educational Facilities Authority Revenue
(Stanford University)	5.000%	6/1/43	3,760	5,000
California Educational Facilities Authority Revenue
(University of San Francisco)	6.125%	10/1/36	1,250	1,524
California Educational Facilities Authority Revenue
(University of Southern California)	5.000%	10/1/38	3,445	3,810

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Educational Facilities Authority Revenue
(University of Southern California)	5.250%	10/1/38	3,420	3,806
California Educational Facilities Authority Revenue
(University of the Pacific)	5.000%	11/1/30	3,225	3,721
California Educational Facilities Authority Revenue
(University of the Pacific)	5.000%	11/1/36	3,235	3,665
California GO	5.000%	9/1/16 (Prere.)	5,710	5,908
California GO	5.000%	9/1/16 (Prere.)	4,940	5,113
California GO	6.000%	8/1/19 (14)	210	212
California GO	5.000%	10/1/19	10,070	11,535
California GO	5.000%	4/1/20	1,460	1,650
California GO	5.000%	9/1/21	11,000	13,121
California GO	5.250%	9/1/22	3,000	3,679
California GO	5.000%	11/1/22	1,000	1,080
California GO	5.250%	9/1/23	6,000	7,283
California GO	5.000%	11/1/23	7,000	8,577
California GO	5.000%	5/1/24	3,000	3,679
California GO	5.000%	11/1/24	6,670	8,229
California GO	5.000%	3/1/25	7,000	8,068
California GO	5.000%	6/1/26 (14)	20,000	21,186
California GO	5.000%	3/1/27	10,000	12,119
California GO	5.250%	10/1/27	5,000	5,961
California GO	5.100%	11/1/27	1,475	1,740
California GO	5.000%	3/1/28	10,000	12,037
California GO	5.000%	8/1/28	2,875	3,478
California GO	5.000%	9/1/28	2,500	2,778
California GO	5.000%	9/1/29	5,125	5,686
California GO	5.000%	10/1/29	1,400	1,604
California GO	5.250%	10/1/29	4,700	5,429
California GO	5.250%	3/1/30	10,000	11,570
California GO	4.500%	8/1/30	1,440	1,501
California GO	5.250%	9/1/30	6,000	7,030
California GO	5.750%	4/1/31	15,875	18,315
California GO	5.000%	8/1/31	9,460	11,221
California GO	5.000%	10/1/31	4,500	5,274
California GO	5.000%	6/1/32	25,000	26,526
California GO	5.000%	9/1/32	1,045	1,194
California GO	5.000%	10/1/32	5,000	5,839
California GO	6.000%	3/1/33	7,000	8,402
California GO	5.125%	4/1/33	8,500	9,303
California GO	6.500%	4/1/33	33,000	39,095
California GO	5.000%	10/1/33	4,000	4,654
California GO	5.250%	4/1/35	5,000	5,795
California GO	6.000%	11/1/35	10,000	11,943
California GO	5.000%	9/1/36	8,500	9,739
California GO	5.000%	4/1/37	5,000	5,725
California GO	5.250%	3/1/38	8,000	8,731
California GO	6.000%	4/1/38	21,190	24,688
California GO	5.250%	8/1/38	10,000	11,080
California GO	5.000%	10/1/39	7,615	8,745
California GO	5.500%	11/1/39	3,690	4,273
California GO	6.000%	11/1/39	2,700	3,214
California GO	5.500%	3/1/40	11,500	13,295
California GO	4.000%	12/1/40	5,000	5,145
California GO	5.000%	10/1/41	5,000	5,637

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California GO	5.000%	4/1/42	2,000	2,259
California GO	5.000%	9/1/42	8,515	9,682
California GO	5.000%	2/1/43	6,265	7,094
California GO	5.000%	4/1/43	6,500	7,378
California GO	5.000%	11/1/43	12,425	14,221
California GO	5.000%	12/1/43	5,335	6,114
California GO	5.000%	5/1/44	5,000	5,683
California GO	5.000%	8/1/45	11,735	13,469
4 California GO TOB VRDO	0.020%	12/7/15 (4)	8,000	8,000
California GO VRDO	0.010%	12/1/15 LOC	10,600	10,600
California GO VRDO	0.010%	12/1/15 LOC	1,000	1,000
California Health Facilities Financing Authority
Revenue (Adventist Health System/West)	5.000%	3/1/25	3,000	3,536
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.625%	7/1/25	5,000	5,728
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.250%	3/1/27	2,500	2,821
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	6.000%	7/1/39	5,000	5,702
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.250%	3/1/41	9,000	9,903
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/27	7,300	8,891
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/27	7,000	7,016
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/30	2,000	2,378
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/32	1,500	1,768
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/34	2,415	2,677
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/39	4,995	5,517
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/29	3,500	3,833
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)	6.500%	11/1/38	3,000	3,542
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)	5.250%	11/1/41	4,025	4,497
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/37	2,000	2,247
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/42	5,000	5,615
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/35	7,750	8,624
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/39	4,465	4,942
California Health Facilities Financing Authority
Revenue (El Camino Hospital)	5.000%	2/1/26	2,740	3,267
California Health Facilities Financing Authority
Revenue (El Camino Hospital)	5.000%	2/1/27	1,840	2,176
California Health Facilities Financing Authority
Revenue (El Camino Hospital)	5.000%	2/1/40	6,000	6,676

4 California Health Facilities Financing Authority
Revenue (Kaiser Foundation Hospitals)
TOB VRDO	0.010%	12/7/15 LOC	5,500	5,500

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford)	5.000%	8/15/43	5,300	5,956
California Health Facilities Financing Authority
Revenue (Marshall Medical Center)	5.000%	11/1/29	1,000	1,150
California Health Facilities Financing Authority
Revenue (Marshall Medical Center)	5.000%	11/1/33	1,100	1,243
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/25	2,750	3,207
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/26	5,000	5,781
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/33	2,500	2,775
California Health Facilities Financing Authority
Revenue (Northern California Presbyterian
Homes & Services)	5.000%	7/1/34	645	736
California Health Facilities Financing Authority
Revenue (Northern California Presbyterian
Homes & Services)	5.000%	7/1/39	1,600	1,804
California Health Facilities Financing Authority
Revenue (Northern California Presbyterian
Homes & Services)	5.000%	7/1/44	1,500	1,686
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	6.500%	10/1/18 (Prere.)	2,000	2,312
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.000%	10/1/29	2,390	2,811
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.000%	10/1/38	9,000	10,216
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.500%	10/1/39	6,500	7,382
California Health Facilities Financing Authority
Revenue (Rady Children’s Hospital)	5.500%	8/15/33	3,920	4,571
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/40	8,000	8,918
California Health Facilities Financing Authority
Revenue (St. Joseph Health System)	5.750%	7/1/39	7,000	7,961
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	8/15/42	5,000	5,517
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	8/15/51	5,000	5,438
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	8/15/54	8,000	8,966
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.250%	8/15/22	5,000	5,558
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.875%	8/15/31	4,000	4,803
California Health Facilities Financing Authority
Revenue (Sutter Health)	4.000%	8/15/40	10,000	10,193
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.000%	8/15/43	9,000	10,246
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.250%	11/15/46	10,000	10,327
4 California Health Facilities Financing Authority
Revenue (Sutter Health) TOB VRDO	0.020%	12/7/15	12,845	12,845

124

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
4 California Health Facilities Financing Authority
Revenue (Sutter Health) TOB VRDO	0.020%	12/7/15	7,185	7,185
California Infrastructure & Economic Development
Bank Revenue (Academy of Motion Picture Arts
& Sciences Obligated Group)	5.000%	11/1/30	2,000	2,312
California Infrastructure & Economic Development
Bank Revenue (Academy of Motion Picture Arts
& Sciences Obligated Group)	5.000%	11/1/41	6,000	6,790
4 California Infrastructure & Economic Development
Bank Revenue (Bay Area Toll Bridges Seismic
Retrofit) TOB VRDO	0.050%	12/1/15 (ETM)	20,080	20,080
California Infrastructure & Economic Development
Bank Revenue (Science Center Phase II Project)	5.000%	5/1/31 (14)	4,135	4,192
California Municipal Finance Authority (Community
Hospitals of Central California Obligated Group)
COP	5.250%	2/1/17 (Prere.)	425	448
California Municipal Finance Authority (Community
Hospitals of Central California Obligated Group)
COP	5.500%	2/1/39	11,000	12,183
California Municipal Finance Authority (Community
Hospitals of Central California Obligated Group)
COP	5.250%	2/1/46	3,225	3,296
California Municipal Finance Authority Recovery
Zone Revenue (Chevron USA Inc. Project) VRDO	0.010%	12/1/15	2,000	2,000
California Municipal Finance Authority Revenue
(Anaheim Electric Utility Distribution System)	5.000%	10/1/23	1,200	1,468
California Municipal Finance Authority Revenue
(Anaheim Electric Utility Distribution System)	5.000%	10/1/33	2,120	2,483
California Municipal Finance Authority Revenue
(Anaheim Electric Utility Distribution System)	5.000%	10/1/34	1,340	1,558
California Municipal Finance Authority Revenue
(Anaheim Water System Project Revenue)	4.000%	10/1/34	4,560	4,848
California Municipal Finance Authority Revenue
(Azusa Pacific University)	5.000%	4/1/35	2,000	2,164
California Municipal Finance Authority Revenue
(Azusa Pacific University)	5.000%	4/1/41	3,000	3,205
California Municipal Finance Authority Revenue
(Biola University)	5.000%	10/1/38	1,255	1,355
California Municipal Finance Authority Revenue
(Biola University)	5.000%	10/1/42	2,500	2,688
California Municipal Finance Authority Revenue
(Community Hospitals of Central California
Obligated Group)	5.000%	2/1/40	5,000	5,428
California Municipal Finance Authority Revenue
(Community Hospitals of Central California
Obligated Group)	5.000%	2/1/46	9,225	9,993
California Municipal Finance Authority Revenue
(NorthBay Healthcare Group)	5.000%	11/1/35	690	753
California Municipal Finance Authority Revenue
(NorthBay Healthcare Group)	5.000%	11/1/44	1,800	1,944
California Municipal Finance Authority Revenue
(University of La Verne)	5.250%	6/1/20	2,420	2,725
California Municipal Finance Authority Student
Housing Revenue (Bowles Hall Foundation)	5.000%	6/1/50	2,580	2,784

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.010%	12/1/15 LOC	6,350	6,350
California Pollution Control Financing Authority
Water Furnishing Revenue (San Diego County
Water Authority Desalination Project Pipeline)	5.000%	11/21/45	1,500	1,540
California Public Works Board Lease Revenue
(Community Colleges)	5.000%	3/1/27 (14)	2,970	3,118
California Public Works Board Lease Revenue
(Department of Corrections)	6.500%	9/1/17 (ETM)	8,400	8,979
California Public Works Board Lease Revenue
(Department of General Services)	6.000%	4/1/25	6,000	6,954
California Public Works Board Lease Revenue
(Department of General Services)	6.250%	4/1/34	8,250	9,642
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/29	2,500	2,909
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/34	1,300	1,487
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/38	3,375	3,821
California Public Works Board Lease Revenue
(Office of Emergency Services)	5.000%	3/1/27 (14)	8,950	9,397
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	4/1/23	4,180	4,931
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/23	2,000	2,380
California Public Works Board Lease Revenue
(Various Capital Projects)	6.250%	11/1/24	5,000	5,967
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/26	5,000	5,987
California Public Works Board Lease Revenue
(Various Capital Projects)	5.500%	11/1/33	2,330	2,839
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/37	5,000	5,684
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	9/1/39	3,000	3,429
California State University Systemwide Revenue	5.000%	11/1/24	2,000	2,350
California State University Systemwide Revenue	5.000%	11/1/26	3,000	3,749
California State University Systemwide Revenue	5.750%	11/1/27	4,500	5,189
California State University Systemwide Revenue	5.000%	11/1/30	2,500	3,031
California State University Systemwide Revenue	5.000%	11/1/31	7,000	8,268
California State University Systemwide Revenue	5.000%	11/1/32	7,000	8,232
California State University Systemwide Revenue	5.250%	11/1/34	5,000	5,630
California State University Systemwide Revenue	5.000%	11/1/37	10,000	11,434
California State University Systemwide Revenue	5.000%	11/1/37	3,750	4,233
California State University Systemwide Revenue	5.000%	11/1/38	4,000	4,656
California State University Systemwide Revenue	5.250%	11/1/38	3,280	3,693
California State University Systemwide Revenue	5.000%	11/1/42	1,355	1,543
California State University Systemwide Revenue	5.000%	11/1/43	1,810	2,085
California State University Systemwide Revenue	5.000%	11/1/47	8,620	9,876
California Statewide Communities Development
Authority Revenue (899 Charleston Project)	5.250%	11/1/44	1,000	1,017
California Statewide Communities Development
Authority Revenue (899 Charleston Project)	5.375%	11/1/49	2,300	2,334
California Statewide Communities Development
Authority Revenue (Adventist Health
System/West)	5.000%	3/1/27	2,000	2,360

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Statewide Communities Development
Authority Revenue (Adventist Health
System/West)	5.000%	3/1/31	4,745	5,406
California Statewide Communities Development
Authority Revenue (Adventist Health
System/West)	5.000%	3/1/45	4,315	4,790
California Statewide Communities Development
Authority Revenue (Buck Institute for Age
Research)	5.000%	11/15/29 (4)	940	1,089
California Statewide Communities Development
Authority Revenue (Buck Institute for Age
Research)	5.000%	11/15/44 (4)	5,500	6,148
California Statewide Communities Development
Authority Revenue (Buck Institute for Age
Research)	5.000%	11/15/49 (4)	1,000	1,115
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/39	310	347
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/40	7,200	7,892
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/43	5,000	5,586
California Statewide Communities Development
Authority Revenue (Covenant Retirement
Communities Inc.)	5.625%	12/1/36	4,000	4,361
California Statewide Communities Development
Authority Revenue (Daughters of Charity
Health System)	5.250%	7/1/30	5,000	4,494
California Statewide Communities Development
Authority Revenue (Daughters of Charity
Health System)	5.250%	7/1/35	1,515	1,362
California Statewide Communities Development
Authority Revenue (Episcopal Communities
& Services)	5.000%	5/15/42	2,500	2,685
California Statewide Communities Development
Authority Revenue (Episcopal Communities
& Services)	5.000%	5/15/47	2,000	2,135
California Statewide Communities Development
Authority Revenue (Huntington Memorial Hospital)	5.000%	7/1/44	5,800	6,440
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	4.750%	4/1/33	4,185	4,367
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	5.000%	4/1/42	15,425	17,202
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	5.250%	3/1/45	7,590	7,666
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) VRDO	0.010%	12/7/15	1,200	1,200
California Statewide Communities Development
Authority Revenue (Loma Linda University
Medical Center Obligated Group)	5.250%	12/1/34	2,500	2,665
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.250%	8/15/31	2,500	2,876

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/32	11,000	12,406
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/38 (2)	2,900	3,071
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	11/15/38	4,250	4,582
California Statewide Communities Development
Authority Revenue (Trinity Health)	5.000%	12/1/41	11,000	12,175
California Statewide Communities Development
Authority Senior Living Revenue (Southern
California Presbyterian Homes)	7.250%	11/15/41	3,000	3,481
Calleguas-Las Virgenes CA Public Financing
Authority Revenue (Municipal Water District
Project) VRDO	0.010%	12/7/15 LOC	1,100	1,100
Centinela Valley CA Union High School District GO	6.000%	8/1/36	3,000	3,748
Cerritos CA Community College District GO	4.000%	8/1/33	2,135	2,260
Cerritos CA Community College District GO	0.000%	8/1/34	4,000	1,959
Cerritos CA Community College District GO	0.000%	8/1/35	1,730	803
Cerritos CA Community College District GO	5.000%	8/1/38	7,000	7,972
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/25	5,000	5,994
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/30	3,500	4,044
Charter Oak CA Unified School District GO	5.000%	8/1/31 (4)	1,380	1,601
Charter Oak CA Unified School District GO	5.000%	8/1/33 (4)	1,755	2,025
Citrus CA Community College District GO	0.000%	8/1/36	1,810	1,357
Citrus CA Community College District GO	0.000%	8/1/37	2,475	1,847
Citrus CA Community College District GO	0.000%	8/1/38	2,150	1,597
Coast CA Community College District GO	5.000%	8/1/27	5,700	6,821
Colton CA Joint Unified School District GO	5.000%	8/1/27 (4)	2,535	2,976
Conejo Valley CA Unified School District GO	0.000%	8/1/29 (4)	2,000	1,172
Conejo Valley CA Unified School District GO	0.000%	8/1/30 (4)	1,865	1,027
Contra Costa CA Community College District GO	5.000%	8/1/38	3,600	4,108
Contra Costa CA Transportation Authority Sales
Tax Revenue	5.000%	3/1/20 (Prere.)	1,085	1,258
Contra Costa CA Transportation Authority Sales
Tax Revenue	5.000%	3/1/34	1,970	2,269
Cotati-Rohnert Park CA Unified School District GO	5.000%	8/1/44 (4)	3,000	3,372
Cupertino CA Union School District GO	5.000%	8/1/36	3,000	3,517
Del Mar CA Race Track Authority Revenue	5.000%	10/1/38	1,500	1,529
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/30	3,305	3,940
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/30	1,500	1,788
East Bay CA Regional Park District Revenue	5.000%	9/1/25	2,000	2,257
East Bay CA Regional Park District Revenue	5.000%	9/1/27	4,070	4,570
Eastern California Municipal Water District Water
& Wastewater Revenue VRDO	0.010%	12/7/15	4,300	4,300
El Dorado CA Irrigation District Revenue	5.250%	3/1/39 (4)	7,500	8,684
Encinitas CA Community Facilities District
No. 1 Special Tax Revenue	5.000%	9/1/27	1,000	1,129
Escondido CA GO	5.000%	9/1/30	2,030	2,409
Escondido CA Union High School District GO	0.000%	11/1/20 (14)	4,000	3,568
Fontana CA Public Financing Authority Tax
Allocation Revenue	5.000%	10/1/29 (2)	9,450	9,465

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Fontana CA Public Financing Authority Tax
Allocation Revenue	5.000%	10/1/32 (2)	5,000	5,007
Foothill-De Anza CA Community College
District GO	0.000%	8/1/17 (14)	3,000	2,961
Foothill-De Anza CA Community College
District GO	0.000%	8/1/22 (14)	3,850	3,342
Foothill-De Anza CA Community College
District GO	0.000%	8/1/23 (14)	3,590	3,012
Foothill-De Anza CA Community College
District GO	0.000%	8/1/25 (14)	2,390	1,863
Foothill-De Anza CA Community College
District GO	5.000%	8/1/40	10,000	11,405
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/42	9,000	6,982
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	6.500%	1/15/43	2,200	2,597
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	5.750%	1/15/46	13,500	15,631
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	6.000%	1/15/53	6,500	7,565
Gavilan CA Joint Community College District GO	5.500%	8/1/28 (2)	90	90
Gilroy CA School Facilities Finance Authority
Revenue	5.000%	8/1/46	5,000	5,577
Golden State Tobacco Securitization Corp.
California Revenue	5.000%	6/1/35	5,000	5,710
Golden State Tobacco Securitization Corp.
California Revenue	5.000%	6/1/40	20,000	22,580
Golden State Tobacco Securitization Corp.
California Revenue	5.000%	6/1/45	7,040	7,887
Grossmont CA Healthcare District GO	6.125%	7/15/21 (Prere.)	2,500	3,144
Grossmont CA Union High School District GO	0.000%	8/1/30	6,500	3,769
Hayward CA Unified School District GO	5.000%	8/1/31 (4)	3,780	4,347
Hayward CA Unified School District GO	5.000%	8/1/31 (4)	3,500	4,025
Hemet CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/39	1,100	1,192
Imperial CA Irrigation District Electric Revenue	5.000%	11/1/45	4,000	4,560
Inland Empire CA Tobacco Securitization
Authority Revenue	0.000%	6/1/47	10,000	817
Irvine CA Public Facilities & Infrastructure
Authority Assessment Revenue VRDO	0.010%	12/1/15 LOC	707	707
Irvine CA Ranch Water District Revenue VRDO	0.010%	12/1/15 LOC	1,300	1,300
Irvine CA Unified School District Community
Facilities District No. 09-1 Special Tax Revenue
VRDO	0.010%	12/1/15 LOC	7,100	7,100
Jefferson CA Union High School District GO	5.000%	8/1/26 (15)	1,000	1,201
Kern CA High School District GO	6.400%	8/1/16 (ETM)	1,815	1,889
Kern County CA GO	5.750%	8/1/35 (12)	2,000	2,243
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/34	1,050	1,209
La Verne CA (Brethren Hillcrest Homes) COP	5.000%	5/15/36	2,450	2,607
Las Virgenes CA Unified School District GO	0.000%	9/1/26 (14)	6,140	4,483
Loma Linda CA Hospital Revenue
(Loma Linda University)	5.000%	12/1/15 (Prere.)	6,155	6,156
Loma Linda CA Hospital Revenue
(Loma Linda University)	5.000%	12/1/15 (Prere.)	2,500	2,500

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Long Beach CA Airport Revenue	5.000%	6/1/40	4,440	4,966
Long Beach CA Community College District GO	0.000%	8/1/34	2,520	1,207
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	1.672%	11/15/26	1,800	1,715
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	5.000%	11/15/29	800	924
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	5.000%	11/15/35	1,180	1,353
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	5.500%	11/15/37	2,600	3,153
Long Beach CA Finance Authority Tax Revenue	5.500%	8/1/26 (2)	7,570	8,945
Long Beach CA Finance Authority Tax Revenue	5.500%	8/1/31 (2)	4,015	4,863
Long Beach CA Harbor Revenue	5.000%	5/15/39	1,500	1,739
Long Beach CA Harbor Revenue	5.000%	5/15/42	2,000	2,311
Long Beach CA Unified School District GO	0.000%	8/1/26	1,870	1,342
Los Angeles CA Community College District GO	5.000%	8/1/17 (Prere.)	7,340	7,869
Los Angeles CA Community College District GO	5.500%	8/1/19 (Prere.)	3,980	4,615
Los Angeles CA Community College District GO	6.000%	8/1/19 (Prere.)	5,160	6,075
Los Angeles CA Community College District GO	5.000%	8/1/25	6,100	7,540
Los Angeles CA Community College District GO	5.000%	6/1/26	3,000	3,798
Los Angeles CA Community College District GO	5.000%	8/1/28	3,500	4,212
Los Angeles CA Community College District GO	5.000%	8/1/28	6,000	7,220
Los Angeles CA Community College District GO	5.000%	8/1/30	5,500	6,514
Los Angeles CA Community College District GO	4.000%	8/1/33	3,500	3,760
Los Angeles CA Community College District GO	5.250%	8/1/39	5,000	5,798
Los Angeles CA Department of Airports
International Airport Revenue	5.250%	5/15/27	5,000	5,828
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/29	5,000	5,753
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/30	3,195	3,650
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/30	14,590	16,737
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/35	16,000	18,456
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/35	4,000	4,540
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/38	4,500	5,153
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/25	4,070	4,503
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/27	10,000	11,806
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/29	5,000	5,943
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/29 (2)	10,000	10,637
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/30 (2)	16,000	17,011
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/32 (2)	5,000	5,305
Los Angeles CA Department of Water &
Power Revenue	5.250%	7/1/32	7,000	7,711
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/33	2,500	2,911

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles CA Department of Water &
Power Revenue	5.375%	7/1/34	3,000	3,345
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/35	3,500	4,041
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/35	5,000	5,812
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/36	10,000	11,547
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/36	5,000	5,764
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/37	1,545	1,777
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/38	12,365	14,112
Los Angeles CA Department of Water &
Power Revenue	5.250%	7/1/38	1,890	2,071
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/39	4,000	4,585
Los Angeles CA Department of Water &
Power Revenue	5.250%	7/1/39	2,000	2,302
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/43	5,000	5,739
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/43	10,150	11,505
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/43	5,000	5,675
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/44	15,950	18,219
Los Angeles CA GO	5.000%	9/1/31	5,785	6,772
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	2,645	2,718
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	7,500	7,706
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	7,675	7,886
Los Angeles CA Unified School District GO	5.000%	7/1/20 (3)	2,655	2,728
Los Angeles CA Unified School District GO	5.000%	7/1/21	3,500	3,968
Los Angeles CA Unified School District GO	5.250%	7/1/24	6,275	7,168
Los Angeles CA Unified School District GO	5.250%	7/1/25	5,000	5,712
Los Angeles CA Unified School District GO	5.000%	7/1/26	5,000	6,127
Los Angeles CA Unified School District GO	5.000%	7/1/28	8,000	9,615
Los Angeles CA Unified School District GO	5.250%	7/1/28	5,500	6,432
Los Angeles CA Unified School District GO	5.000%	7/1/30	2,860	3,383
Los Angeles CA Unified School District GO	4.500%	7/1/31 (2)	2,225	2,338
Los Angeles CA Unified School District GO	5.000%	7/1/32 (4)	8,000	8,478
Los Angeles CA Unified School District GO	5.000%	1/1/34	5,000	5,617
Los Angeles CA Unified School District GO	5.250%	7/1/34	10,000	11,510
Los Angeles CA Wastewater System Revenue	5.000%	6/1/43	2,840	3,254
3 Los Angeles County CA Metropolitan
Transportation Authority Revenue
(Union Station Gateway Project)	5.000%	7/1/27	2,000	2,467
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/21	2,000	2,394
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/23	5,000	5,912
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/15 (Prere.)	4,000	4,001
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/15 (Prere.)	4,000	4,001

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/15 (Prere.)	1,265	1,265
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/37	2,750	3,112
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/42	5,940	6,698
Los Angeles County CA Public Works Financing
Authority Revenue	5.500%	10/1/18 (4)	900	963
Los Angeles County CA Sanitation Districts
Financing Authority Revenue	5.000%	10/1/35	4,000	4,633
Los Angeles County CA Schools Regionalized
Business Services Corp. COP	0.000%	8/1/20 (2)	2,095	1,882
M-S-R California Energy Authority Revenue	7.000%	11/1/34	7,000	9,908
M-S-R California Energy Authority Revenue	6.500%	11/1/39	3,500	4,720
M-S-R California Public Power Agency Revenue
(San Juan Project)	6.750%	7/1/20 (ETM)	7,680	8,769
Marin CA Healthcare District GO	5.000%	8/1/29	555	668
Marin CA Healthcare District GO	4.000%	8/1/45	6,355	6,519
Marina Coast Water District California
Enterprise Revenue	5.000%	6/1/37	4,085	4,612
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/21	2,500	2,994
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/28	4,235	4,346
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/31	3,000	3,373
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/33	6,000	7,074
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/35	2,855	3,360
Metropolitan Water District of Southern
California Revenue VRDO	0.010%	12/7/15	1,500	1,500
Milpitas CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/26	2,085	2,541
Milpitas CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/30	4,000	4,735
Modesto CA Irrigation District COP	5.000%	10/1/16 (Prere.)	2,200	2,285
Modesto CA Irrigation District COP	5.500%	7/1/35	1,000	1,063
Modesto CA Irrigation District COP	5.000%	10/1/36 (2)	2,595	2,673
Modesto CA Irrigation District Financing Authority
Electric Revenue	5.000%	10/1/40	6,000	6,754
Modesto CA Irrigation District Financing Authority
Revenue (Woodland Project)	6.500%	10/1/22 (ETM)	6,955	8,216
Modesto CA Multifamily Housing Revenue
(Westdale Commons Apartments) VRDO	0.010%	12/7/15 LOC	3,900	3,900
New Haven CA Unified School District GO	5.000%	8/1/27 (15)	3,000	3,580
New Haven CA Unified School District GO	5.000%	8/1/28 (15)	2,000	2,367
Newark CA Unified School District GO	5.000%	8/1/44	6,000	6,715
Newport Beach CA Revenue
(Hoag Memorial Hospital Presbyterian)	6.000%	12/1/21 (Prere.)	3,525	4,438
Newport Mesa CA Unified School District GO	0.000%	8/1/35	4,000	1,915
Newport Mesa CA Unified School District GO	0.000%	8/1/36	1,000	460
Newport Mesa CA Unified School District GO	0.000%	8/1/37	2,000	882
Newport Mesa CA Unified School District GO	0.000%	8/1/38	1,000	423
Northern California Power Agency Revenue
(Hydroelectric Project)	6.300%	7/1/18 (14)	6,700	7,212

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Northern California Power Agency Revenue
(Hydroelectric Project)	7.500%	7/1/21 (Prere.)	1,810	2,234
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/27	3,255	3,776
Northstar Community Services District California
Community Facilities District No. 1 Special Tax
Revenue	5.000%	9/1/25	1,825	1,947
Northstar Community Services District California
Community Facilities District No. 1 Special Tax
Revenue	5.000%	9/1/26	1,995	2,111
Novato CA Unified School District GO	5.000%	8/1/28	800	958
Oakland CA GO	5.000%	1/15/29	1,640	1,943
Oakland CA GO	5.000%	1/15/31	3,550	4,055
Oakland CA Unified School District GO	5.000%	8/1/35	2,850	3,188
Oakland CA Unified School District GO	6.625%	8/1/38	1,000	1,225
Oakland CA Unified School District GO	5.000%	8/1/40	500	554
Oceanside CA Unified School District GO	0.000%	8/1/25 (12)	6,865	5,176
Ohlone CA Community College District GO	5.250%	8/1/41	5,000	5,894
Palmdale CA COP	5.250%	9/1/19 (14)	350	351
Palmdale CA COP	5.250%	9/1/20 (14)	345	346
Palmdale CA COP	5.250%	9/1/21 (14)	435	436
Palmdale CA COP	5.250%	9/1/22 (14)	530	531
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	4.250%	9/2/22	200	224
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	5.000%	9/2/26	1,000	1,116
Palomar CA Community College District GO	0.000%	8/1/24	5,125	4,147
Palomar Pomerado Health California COP	6.000%	11/1/41	3,000	3,182
Palomar Pomerado Health California GO	4.500%	8/1/32 (14)	12,000	12,245
Palomar Pomerado Health California GO	0.000%	8/1/33 (12)	4,000	1,946
Palomar Pomerado Health California GO	0.000%	8/1/36	5,000	1,950
Paramount CA Redevelopment Agency Successor
Agency Tax Allocation Revenue
(Redevelopment Project Area No. 1)	0.000%	8/1/26 (14)	3,000	2,007
Pasadena CA Unified School District GO	5.000%	5/1/34	4,000	4,590
Peralta CA Community College District Revenue	5.000%	8/1/39	4,000	4,460
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/19 (2)	1,800	1,621
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/21 (2)	2,920	2,437
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/22 (2)	4,125	3,278
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/24 (2)	1,000	718
Pomona CA Unified School District GO	5.600%	8/1/16 (ETM)	1,000	1,035
Pomona CA Unified School District GO	7.500%	8/1/17 (ETM)	2,540	2,828
Poway CA Unified School District GO	5.000%	9/1/25	1,840	2,103
Poway CA Unified School District GO	5.000%	8/1/27	5,575	6,422
Poway CA Unified School District GO	5.000%	9/1/27	2,060	2,325
Poway CA Unified School District GO	5.000%	9/1/31	1,375	1,522
Poway CA Unified School District GO	0.000%	8/1/33	5,010	2,563
Poway CA Unified School District GO	5.000%	9/1/33	1,000	1,099

California Long-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Poway CA Unified School District GO	0.000%	8/1/34	8,130	3,896
	Poway CA Unified School District GO	5.000%	9/1/36	700	761
	Poway CA Unified School District GO	0.000%	8/1/46	10,000	2,710
	Poway CA Unified School District GO	0.000%	8/1/51	10,000	2,162
	Poway CA Unified School District Public Financing
	Authority Community Facilities District No. 11
	Zones 2 & 3 Special Tax Revenue	5.000%	9/15/38	1,235	1,324
	Poway CA Unified School District Public Financing
	Authority Community Facilities District No. 11
	Zones 2 & 3 Special Tax Revenue	5.000%	9/15/43	2,485	2,657
	Poway CA Unified School District Public Financing
	Authority Special Tax Revenue	5.000%	9/15/24	785	922
	Poway CA Unified School District Public Financing
	Authority Special Tax Revenue	5.000%	9/15/27	1,035	1,180
	Poway CA Unified School District Public Financing
	Authority Special Tax Revenue	5.000%	9/1/33 (15)	1,765	2,005
	Rancho Cucamonga CA Redevelopment Agency
	Successor Agency Tax Allocation Revenue
	(Rancho Redevelopment Project)	5.000%	9/1/29 (4)	1,800	2,102
3	Redding CA Joint Powers Financing Authority
	Electric System Revenue	5.000%	6/1/29	1,000	1,168
3	Redding CA Joint Powers Financing Authority
	Electric System Revenue	5.000%	6/1/31	600	694
	Redwood City CA Redevelopment Agency
	Redevelopment Project Area No. 2 Tax
	Allocation Revenue	0.000%	7/15/26 (2)	3,445	2,337
	Rio Hondo CA Community College District GO	5.000%	8/1/30	6,655	7,464
	Rio Hondo CA Community College District GO	0.000%	8/1/36	16,650	7,415
4	Riverside CA Electric Revenue TOB VRDO	0.010%	12/1/15	2,800	2,800
	Riverside CA Unified School District Community
	Facilities District No. 7 (Victoria Grove) Special
	Tax Revenue	5.000%	9/1/31 (2)	4,000	4,111
	Riverside CA Unified School District Financing
	Authority Revenue	5.000%	9/1/21	1,280	1,484
	Riverside CA Unified School District Financing
	Authority Revenue	5.000%	9/1/22	1,335	1,564
	Riverside CA Unified School District Financing
	Authority Revenue	5.000%	9/1/24	1,440	1,661
	Riverside CA Unified School District Financing
	Authority Revenue	5.000%	9/1/28	1,795	2,009
	Riverside CA Unified School District Financing
	Authority Revenue	5.000%	9/1/29	1,880	2,096
	Riverside CA Unified School District Financing
	Authority Revenue	5.000%	9/1/32	1,375	1,516
	Riverside County CA Public Financing Authority
	Lease Revenue	5.000%	11/1/33	5,000	5,746
	Riverside County CA Public Financing Authority
	Lease Revenue	5.250%	11/1/40	5,000	5,842
	Riverside County CA Public Financing Authority
	Lease Revenue	5.250%	11/1/45	8,000	9,318
	Riverside County CA Redevelopment Successor
	Agency Tax Allocation Revenue	4.000%	10/1/37 (4)	1,500	1,526
	Riverside County CA Transportation Commission
	Sales Tax Revenue VRDO	0.010%	12/7/15	16,200	16,200
	Riverside County CA Transportation Commission
	Toll Revenue	0.000%	6/1/41	6,710	1,958

134

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/42	2,975	827
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/43	7,500	1,977
Riverside County CA Transportation Commission
Toll Revenue	5.750%	6/1/48	2,000	2,275
Roseville CA Financing Authority Electric System
Revenue	5.000%	2/1/37	4,500	5,015
Roseville CA Natural Gas Financing Authority Gas
Revenue	5.000%	2/15/18	620	666
Roseville CA Natural Gas Financing Authority Gas
Revenue	5.000%	2/15/22	1,610	1,833
Roseville CA Natural Gas Financing Authority Gas
Revenue	5.000%	2/15/28	2,450	2,820
Roseville CA Special Tax Revenue	5.000%	9/1/37	1,250	1,334
Sacramento CA Area Flood Control Agency Special
Assessment Revenue (Natomas Basin Local
Assessment)	5.000%	10/1/39 (15)	1,900	2,146
Sacramento CA Area Flood Control Agency Special
Assessment Revenue (Natomas Basin Local
Assessment)	5.000%	10/1/44 (15)	2,000	2,246
Sacramento CA Financing Authority Lease Revenue	5.400%	11/1/20 (2)	5,800	6,373
Sacramento CA Municipal Utility District Financing
Authority Revenue	5.000%	7/1/26	5,250	6,522
Sacramento CA Municipal Utility District Financing
Authority Revenue	5.000%	7/1/27	5,000	6,158
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/28	2,000	2,406
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/31	1,175	1,385
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/32	1,195	1,405
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/33	1,450	1,702
Sacramento CA Regional Transit District Farebox
Revenue	5.000%	3/1/36	3,000	3,376
Sacramento CA Regional Transit District Farebox
Revenue	5.000%	3/1/42	5,000	5,607
Sacramento CA Unified School District GO	5.000%	8/1/25 (4)	775	950
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	6/1/16 (Prere.)	5,000	5,119
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	6/1/16 (Prere.)	5,650	5,784
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	8/1/32	1,000	1,187
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	12/1/35	4,920	5,678
San Bernardino CA City Unified School District GO	5.000%	8/1/27 (4)	1,060	1,242
San Bernardino CA City Unified School District GO	0.000%	8/1/35 (4)	5,900	2,642
San Bernardino CA City Unified School District GO	0.000%	8/1/36 (4)	5,000	2,107
San Bernardino CA Community College District GO	0.000%	8/1/44	20,000	5,808
San Bernardino CA Community College District GO	5.000%	8/1/45	3,500	4,008
San Bernardino CA Community College District GO	0.000%	8/1/48	17,770	4,296
San Bernardino County CA Medical Center COP	6.500%	8/1/17 (14)	5,980	6,305
San Bernardino County CA Transportation
Authority Revenue	5.000%	3/1/32	4,035	4,639
San Diego CA Community College District GO	5.250%	8/1/33	2,500	2,845
San Diego CA Community College District GO	0.000%	8/1/36	8,000	3,594
San Diego CA Community College District GO	5.000%	8/1/36	2,500	2,895

California Long-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	San Diego CA Community College District GO	0.000%	8/1/38	3,510	1,447
	San Diego CA Community College District GO	5.000%	8/1/41	3,000	3,447
	San Diego CA Public Facilities Financing Authority
	Lease Revenue	5.000%	10/15/44	4,000	4,487
	San Diego CA Public Facilities Financing Authority
	Sewer Revenue	5.250%	5/15/34	6,000	6,780
	San Diego CA Public Facilities Financing Authority
	Sewer Revenue	5.250%	5/15/39	7,000	7,910
	San Diego CA Public Facilities Financing Authority
	Water Revenue	5.750%	8/1/35	2,500	2,890
	San Diego CA Public Facilities Financing Authority
	Water Revenue	5.250%	8/1/38	1,500	1,641
	San Diego CA Public Facilities Financing Authority
	Water Revenue	5.500%	8/1/39	5,000	5,702
	San Diego CA Unified School District GO	5.500%	7/1/24 (14)	5,000	6,427
	San Diego CA Unified School District GO	5.000%	7/1/27	5,000	6,110
	San Diego CA Unified School District GO	5.000%	7/1/28	7,000	8,467
	San Diego CA Unified School District GO	0.000%	7/1/29	8,150	5,162
	San Diego CA Unified School District GO	0.000%	7/1/30	1,500	894
	San Diego CA Unified School District GO	0.000%	7/1/31	1,500	847
	San Diego CA Unified School District GO	0.000%	7/1/32	1,085	581
3	San Diego CA Unified School District GO	4.000%	7/1/34	1,210	1,287
	San Diego CA Unified School District GO	5.000%	7/1/35	5,000	5,803
	San Diego CA Unified School District GO	0.000%	7/1/38	4,890	1,934
3	San Diego CA Unified School District GO	4.000%	7/1/45	8,000	8,288
	San Diego CA Unified School District GO	0.000%	7/1/46	10,000	2,714
	San Diego County CA COP	5.000%	10/15/28	1,445	1,727
	San Diego County CA Regional Airport Authority
	Revenue	5.000%	7/1/26	4,000	4,576
	San Diego County CA Regional Airport Authority
	Revenue	5.000%	7/1/28	3,200	3,651
	San Diego County CA Regional Airport Authority
	Revenue	5.000%	7/1/34	2,715	3,056
	San Diego County CA Regional Airport Authority
	Revenue	5.000%	4/1/37	1,500	1,681
	San Diego County CA Regional Airport Authority
	Revenue	5.000%	4/1/38	2,000	2,238
	San Diego County CA Regional Airport Authority
	Revenue	5.000%	7/1/40	3,000	3,376
	San Diego County CA Regional Airport Authority
	Revenue	5.000%	7/1/43	3,540	3,956
	San Diego County CA Regional Transportation
	Commission Sales Tax Revenue VRDO	0.010%	12/7/15	400	400
	San Diego County CA Water Authority Revenue
	COP	5.000%	5/1/18 (Prere.)	7,275	7,988
4	San Diego County CA Water Authority Revenue
	COP TOB VRDO	0.020%	12/7/15	2,510	2,510
	San Francisco CA Bay Area Rapid Transit District
	GO	5.000%	8/1/17 (Prere.)	15,000	16,050
	San Francisco CA Bay Area Rapid Transit District
	GO	5.000%	8/1/31	7,000	8,475
	San Francisco CA Bay Area Rapid Transit District
	Sales Tax Revenue	5.000%	7/1/30	1,550	1,876
	San Francisco CA Bay Area Rapid Transit District
	Sales Tax Revenue	5.000%	7/1/30	2,120	2,475

136

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Francisco CA City & County COP	4.000%	9/1/33	5,855	6,141
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/25	5,220	6,148
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/29	2,065	2,421
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/43	8,000	9,017
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/44	6,000	6,777
San Francisco CA City & County International
Airport Revenue VRDO	0.010%	12/7/15 LOC	1,200	1,200
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	10/1/29	12,680	15,010
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	5,000	5,967
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/31	1,100	1,306
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/31	1,205	1,431
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/32	4,000	4,724
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/32	1,305	1,512
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/33	1,370	1,580
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/33	4,000	4,559
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/34	5,000	5,680
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/34	1,275	1,484
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/35	2,810	3,181
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/35	2,605	2,932
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/36	4,000	4,670
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/43	10,000	11,451
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bay North)	6.500%	8/1/39	2,000	2,284
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bay North)	6.750%	8/1/41	1,000	1,207
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/43	3,500	3,840
San Francisco CA City & County Unified School
District GO	5.250%	6/15/24	4,000	4,542
San Francisco CA City & County Unified School
District GO	5.000%	6/15/32	8,365	9,501
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/24 (14)	6,000	4,372

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/25 (14)	6,000	4,149
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	5.000%	1/15/34	5,000	5,447
San Jose CA Airport Revenue	5.000%	3/1/33 (2)	4,000	4,153
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/20 (2)	3,415	3,626
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/21 (2)	2,300	2,442
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/22 (2)	3,375	3,570
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.500%	8/1/30	850	947
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.500%	8/1/35	2,750	3,030
San Jose CA Special Hotel Tax Revenue
(Convention Center Expansion &
Renovation Project)	6.500%	5/1/42	5,000	6,016
San Jose-Evergreen CA Community College
District GO	5.000%	9/1/40	3,850	4,413
San Juan CA Unified School District GO	0.000%	8/1/16 (4)	2,000	1,994
San Juan CA Unified School District GO	0.000%	8/1/18 (4)	1,785	1,729
San Juan CA Unified School District GO	0.000%	8/1/20 (4)	4,930	4,568
San Juan CA Unified School District GO	0.000%	8/1/23 (4)	4,540	3,777
San Luis Obispo County CA Community College
District GO	5.000%	8/1/28	890	1,082
San Luis Obispo County CA Community College
District GO	5.000%	8/1/32	1,395	1,649
San Marcos CA Unified School District GO	0.000%	8/1/32	2,600	1,335
San Marcos CA Unified School District GO	5.000%	8/1/34	5,620	6,483
San Marcos CA Unified School District GO	5.000%	8/1/38	2,835	3,255
San Mateo County CA Community College
District GO	5.000%	9/1/16 (Prere.)	5,000	5,175
San Mateo County CA Joint Powers Financing
Authority Lease Revenue (Capital Project Program)	5.000%	7/1/21 (14)	3,500	4,068
San Mateo-Foster City CA School District GO	4.000%	8/1/44	3,250	3,388
San Pablo CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	6/15/29 (4)	1,780	2,064
San Ramon CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	2/1/38 (15)	4,000	4,470
San Ramon Valley CA Unified School District GO	4.000%	8/1/34	3,445	3,673
Santa Ana CA Financing Authority Police
Administration & Holding Facility Lease Revenue	6.250%	7/1/16 (ETM)	2,673	2,766
Santa Ana CA Financing Authority Police
Administration & Holding Facility Lease Revenue	6.250%	7/1/16 (14)	3	3
Santa Ana CA Financing Authority Police
Administration & Holding Facility Lease Revenue	6.250%	7/1/17 (ETM)	1,000	1,087
Santa Ana CA Financing Authority Police
Administration & Holding Facility Lease Revenue	6.250%	7/1/17 (14)	1,000	1,085
Santa Ana CA Unified School District GO	0.000%	8/1/32 (14)	3,680	1,889
Santa Barbara CA Secondary/High School
District GO	0.000%	8/1/40	2,050	732
Santa Clara CA Electric Revenue	6.000%	7/1/31	3,000	3,590
Santa Clara CA Unified School District GO	5.000%	7/1/34	4,000	4,560
Santa Clara County CA GO	5.000%	8/1/28	9,000	10,756

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Santa Monica CA Community College District GO	4.000%	8/1/31	3,000	3,249
Santa Rosa CA Wastewater Revenue	5.000%	9/1/28	4,845	5,673
Santa Rosa CA Wastewater Revenue	5.000%	9/1/33	1,000	1,158
Silicon Valley CA Clean Water Wastewater
Revenue	5.000%	2/1/39	3,090	3,540
Silicon Valley CA Clean Water Wastewater
Revenue	5.000%	8/1/45	1,500	1,739
Solana Beach CA School District Special Tax
Revenue	5.000%	9/1/32	1,000	1,099
Solana Beach CA School District Special Tax
Revenue	5.000%	9/1/35	2,500	2,714
Sonoma County CA Junior College District GO	5.000%	8/1/27	2,000	2,403
Sonoma-Marin Area Rail Transportation District
California Sales & Use Tax Revenue	5.000%	3/1/28	3,500	4,147
South San Francisco CA Redevelopment Agency
Tax Allocation Revenue	5.000%	9/1/35 (14)	16,110	16,297
Southern California Public Power Authority
Revenue	5.000%	7/1/26	3,500	4,311
Southern California Public Power Authority
Revenue	5.000%	7/1/29	5,000	5,720
Southern California Public Power Authority
Revenue (Milford Wind Corridor Phase I Project)	5.000%	7/1/30	5,000	5,644
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/17	1,865	1,991
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/28	3,580	4,167
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/33	3,530	4,082
Southern California Public Power Authority
Revenue (Transmission Project)	5.750%	7/1/21 (14)	220	221
Southern California Public Power Authority
Revenue VRDO	0.010%	12/7/15 LOC	14,300	14,300
Southwestern California Community College
District GO	5.000%	8/1/44	7,045	8,054
State Center California Community College
District GO	5.000%	8/1/28	5,275	6,302
Stockton CA Public Financing Authority
Wastewater Revenue	5.000%	9/1/29 (15)	1,000	1,146
Stockton CA Public Financing Authority Water
Revenue (Delta Water Supply Project)	6.250%	10/1/38	2,150	2,620
Stockton CA Unified School District GO	5.000%	8/1/38 (4)	2,500	2,818
Suisun City CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	10/1/31 (15)	1,225	1,397
Suisun City CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	10/1/32 (15)	1,250	1,420
Suisun City CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	10/1/33 (15)	1,280	1,452
Sweetwater CA Unified School District GO	5.000%	8/1/29 (15)	4,200	4,903
4 Sweetwater CA Unified School District GO
TOB VRDO	0.030%	12/7/15 (13)	700	700
Temecula Valley CA Unified School District GO	0.000%	8/1/35	3,000	2,722
Temecula Valley CA Unified School District GO	0.000%	8/1/37	3,785	3,425
Tobacco Securitization Authority Revenue
(Southern California Tobacco Settlement)	5.000%	6/1/37	2,155	1,987
Torrance CA Hospital Revenue
(Torrance Memorial Medical Center)	5.000%	9/1/40	3,000	3,194

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tulare County CA Transportation Authority
Sales Tax Revenue	4.000%	2/1/34	1,540	1,595
Turlock CA Irrigation District Revenue	5.000%	1/1/31	2,000	2,283
Turlock CA Irrigation District Revenue	5.000%	1/1/35	3,000	3,353
Turlock CA Irrigation District Revenue	5.500%	1/1/41	3,445	3,978
3 Tustin CA Community Facilities District Special
Tax Revenue	5.000%	9/1/37	1,000	1,111
Tustin CA Unified School District Special
Tax Revenue	5.000%	9/1/31	3,000	3,398
Ukiah CA Electric Revenue	6.250%	6/1/18 (14)	2,225	2,368
Ukiah CA Unified School District GO	0.000%	8/1/32 (10)	6,425	3,182
Union CA Elementary School District GO	0.000%	9/1/16 (14)	1,500	1,495
Union CA Elementary School District GO	0.000%	9/1/17 (14)	2,295	2,261
Union CA Elementary School District GO	0.000%	9/1/18 (14)	1,630	1,578
Union CA Elementary School District GO	0.000%	9/1/19 (14)	1,750	1,660
Union CA Elementary School District GO	0.000%	9/1/20 (14)	2,300	2,127
Union CA Elementary School District GO	0.000%	9/1/21 (14)	2,000	1,786
University of California Regents Medical Center
Pooled Revenue VRDO	0.010%	12/1/15	1,500	1,500
University of California Revenue	4.750%	5/15/16 (Prere.)	9,425	9,710
University of California Revenue	5.000%	5/15/16 (Prere.)	6,000	6,188
University of California Revenue	5.250%	5/15/19 (Prere.)	1,140	1,303
University of California Revenue	5.750%	5/15/19 (Prere.)	7,000	8,109
University of California Revenue	5.000%	5/15/27	4,245	5,201
University of California Revenue	5.000%	5/15/28	5,000	5,970
University of California Revenue	5.000%	5/15/32	7,925	9,401
University of California Revenue	5.000%	5/15/33	5,000	5,827
University of California Revenue	4.000%	5/15/34	5,000	5,307
University of California Revenue	5.000%	5/15/34	5,205	6,074
University of California Revenue	5.000%	5/15/35	3,640	4,237
University of California Revenue	5.250%	5/15/37	3,500	4,133
University of California Revenue	5.000%	5/15/38	10,000	11,471
University of California Revenue	5.250%	5/15/39	5,860	6,582
University of California Revenue	5.000%	5/15/40	50	53
University of California Revenue	5.000%	5/15/40	5,000	5,751
University of California Revenue PUT	5.000%	5/15/23	6,500	7,920
4 University of California Revenue TOB VRDO	0.020%	12/7/15	1,600	1,600
Vallecitos CA Water District Water & Wastewater
Enterprise Revenue	5.000%	7/1/33	1,110	1,319
Vallecitos CA Water District Water & Wastewater
Enterprise Revenue	5.000%	7/1/34	1,160	1,373
Vallecitos CA Water District Water & Wastewater
Enterprise Revenue	5.000%	7/1/35	750	885
Vallejo CA Sanitation & Flood Control COP	5.000%	7/1/19 (14)	2,136	2,252
Ventura County CA Community College District GO	5.500%	8/1/18 (Prere.)	8,500	9,518
Vista CA Joint Powers Financing Authority Revenue	5.250%	5/1/37	5,000	5,819
Vista CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/28 (4)	1,970	2,324
Vista CA Unified School District GO	0.000%	8/1/28 (14)	7,425	4,937
Walnut CA Energy Center Authority Revenue	5.000%	1/1/34	3,100	3,554
Walnut CA Energy Center Authority Revenue	5.000%	1/1/35	2,000	2,231
Walnut CA Energy Center Authority Revenue	5.000%	1/1/40	5,000	5,577
Washington Township CA Health Care District GO	5.500%	8/1/40	5,000	5,906
Washington Township CA Health Care District GO	4.000%	8/1/45	3,000	3,043

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Washington Township CA Health Care District
Revenue	5.000%	7/1/32	3,000	3,099
Washington Township CA Health Care District
Revenue	5.000%	7/1/37	1,750	1,803
West Contra Costa CA Unified School District GO	5.250%	8/1/35 (4)	7,000	8,183
West Contra Costa CA Unified School District GO	5.000%	8/1/40	3,000	3,382
West Sacramento CA Area Flood Control Agency
Special Assessment Revenue	5.000%	9/1/40 (4)	2,050	2,309
West Sacramento CA Area Flood Control Agency
Special Assessment Revenue	5.000%	9/1/45 (4)	2,715	3,035
Whittier CA Health Facilities Revenue (Presbyterian
Intercommunity Hospital Obligated Group)	5.000%	6/1/44	4,500	4,961
Yuba City CA Unified School District GO	0.000%	9/1/17 (14)	2,060	2,013
Yuba City CA Unified School District GO	0.000%	9/1/19 (14)	2,270	2,108
Yucaipa Valley CA Water District Water System
Revenue	5.000%	9/1/27	1,000	1,198
				3,319,429
Guam (0.2%)
Guam Government Business Privilege Tax
Revenue	5.000%	11/15/39	4,900	5,401
Guam Power Authority Revenue	5.000%	10/1/24	1,000	1,167
				6,568
Total Tax-Exempt Municipal Bonds (Cost $3,095,194)				3,325,997

				Amount
				($000)
Other Assets
Investment in Vanguard				288
Receivables for Investment Securities Sold				2,748
Receivables for Accrued Income				34,309
Receivables for Capital Shares Issued				2,996
Other Assets				2,689
Total Other Assets				43,030
Liabilities
Payables for Investment Securities Purchased				(27,809)
Payables for Capital Shares Redeemed				(1,353)
Payables for Distributions				(3,069)
Payables to Vanguard				(3,271)
Other Liabilities				(23)
Total Liabilities				(35,525)
Net Assets (100%)				3,333,502

California Long-Term Tax-Exempt Fund

At November 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	3,161,191
Undistributed Net Investment Income	11
Accumulated Net Realized Losses	(58,496)
Unrealized Appreciation (Depreciation)
Investment Securities	230,803
Futures Contracts	(7)
Net Assets	3,333,502

Investor Shares—Net Assets
Applicable to 35,054,553 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	424,825
Net Asset Value Per Share—Investor Shares	$12.12

Admiral Shares—Net Assets
Applicable to 240,012,132 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,908,677
Net Asset Value Per Share—Admiral Shares	$12.12

• See Note A in Notes to Financial Statements.

1 Adjustable-rate security.

2 Securities with a value of $459,000 have been segregated as initial margin for open futures contracts.

3 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2015.

4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, the aggregate value of these securities was $61,220,000, representing 1.8% of net assets.

A key to abbreviations and other references follows the Statement of Net Assets. See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:

(1) MBIA (Municipal Bond Investors Assurance).

(2) AMBAC (Ambac Assurance Corporation).

(3) FGIC (Financial Guaranty Insurance Company).

(4) AGM (Assured Guaranty Municipal Corporation).

(5) BIGI (Bond Investors Guaranty Insurance).

(6) Connie Lee Inc.

(7) FHA (Federal Housing Authority).

(8) CapMAC (Capital Markets Assurance Corporation).

(9) American Capital Access Financial Guaranty Corporation.

(10) XL Capital Assurance Inc.

(11) CIFG (CDC IXIS Financial Guaranty).

(12) AGC (Assured Guaranty Corporation).

(13) BHAC (Berkshire Hathaway Assurance Corporation).

(14) NPFG (National Public Finance Guarantee Corporation).

 (15) BAM (Build America Mutual Assurance Company).

(16) MAC (Municipal Assurance Corporation).

(17) RAA (Radian Asset Assurance Inc).

The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

California Long-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2015
($000)
Investment Income
Income
Interest	119,456
Total Income	119,456
Expenses
The Vanguard Group—Note B
Investment Advisory Services	328
Management and Administrative—Investor Shares	656
Management and Administrative—Admiral Shares	2,671
Marketing and Distribution—Investor Shares	83
Marketing and Distribution—Admiral Shares	292
Custodian Fees	35
Auditing Fees	34
Shareholders’ Reports—Investor Shares	28
Shareholders’ Reports—Admiral Shares	14
Trustees’ Fees and Expenses	2
Total Expenses	4,143
Net Investment Income	115,313
Realized Net Gain (Loss)
Investment Securities Sold	23,934
Futures Contracts	(622)
Realized Net Gain (Loss)	23,312
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(9,037)
Futures Contracts	(7)
Change in Unrealized Appreciation (Depreciation)	(9,044)
Net Increase (Decrease) in Net Assets Resulting from Operations	129,581

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	115,313	110,134
Realized Net Gain (Loss)	23,312	14,250
Change in Unrealized Appreciation (Depreciation)	(9,044)	168,028
Net Increase (Decrease) in Net Assets Resulting from Operations	129,581	292,412
Distributions
Net Investment Income
Investor Shares	(14,513)	(14,611)
Admiral Shares	(100,743)	(95,523)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(115,256)	(110,134)
Capital Share Transactions
Investor Shares	26,333	(18,021)
Admiral Shares	221,898	202,997
Net Increase (Decrease) from Capital Share Transactions	248,231	184,976
Total Increase (Decrease)	262,556	367,254
Net Assets
Beginning of Period	3,070,946	2,703,692
End of Period[1]	3,333,502	3,070,946

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $11,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.07	$11.31	$12.24	$11.24	$11.01
Investment Operations
Net Investment Income	. 428.442		.450	.459	.473
Net Realized and Unrealized Gain (Loss)
on Investments	.050	.760	(.930)	1.000	.230
Total from Investment Operations	.478	1.202	(.480)	1.459	.703
Distributions
Dividends from Net Investment Income	(.428)	(.442)	(. 450)	(.459)	(.473)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.428)	(.442)	(. 450)	(.459)	(.473)
Net Asset Value, End of Period	$12.12	$12.07	$11.31	$12.24	$11.24

Total Return[1]	4.03%	10.79%	-3.96%	13.20%	6.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$425	$397	$390	$487	$441
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	3.55%	3.75%	3.86%	3.89%	4.33%
Portfolio Turnover Rate	17%	14%	14%	16%	14%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.07	$11.31	$12.24	$11.24	$11.01
Investment Operations
Net Investment Income	. 438.451		.459	.468	.482
Net Realized and Unrealized Gain (Loss)
on Investments	.050	.760	(.930)	1.000	.230
Total from Investment Operations	.488	1.211	(.471)	1.468	.712
Distributions
Dividends from Net Investment Income	(.438)	(.451)	(.459)	(.468)	(.482)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.438)	(.451)	(.459)	(.468)	(.482)
Net Asset Value, End of Period	$12.12	$12.07	$11.31	$12.24	$11.24

Total Return[1]	4.12%	10.87%	-3.88%	13.29%	6.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,909	$2,674	$2,314	$2,589	$2,234
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.63%	3.83%	3.94%	3.97%	4.41%
Portfolio Turnover Rate	17%	14%	14%	16%	14%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard California Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2015, the fund’s average investments in long and short futures contracts represented 0% and less than 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

California Long-Term Tax-Exempt Fund

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2015, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2015, the fund had contributed to Vanguard capital in the amount of $288,000, representing 0.01% of the fund’s net assets and 0.12% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

California Long-Term Tax-Exempt Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of November 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	3,325,997	—
Futures Contracts—Assets[1]	11	—	—
Futures Contracts—Liabilities[1]	(14)	—	—
Total	(3)	3,325,997	—
1 Represents variation margin on the last day of the reporting period.

D. At November 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
30-Year U.S. Treasury Bond	March 2016	(46)	(7,084)	(7)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used capital loss carryforwards of $22,840,000 to offset taxable capital gains realized during the year ended November 30, 2015. At November 30, 2015, the fund had available capital losses totaling $55,398,000 to offset future net capital gains of $25,890,000 through November 30, 2017, $12,571,000 through November 30, 2018, and $16,937,000 through November 30, 2019.

At November 30, 2015, the cost of investment securities for tax purposes was $3,098,298,000. Net unrealized appreciation of investment securities for tax purposes was $227,699,000, consisting of unrealized gains of $228,733,000 on securities that had risen in value since their purchase and $1,034,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended November 30, 2015, the fund purchased $819,787,000 of investment securities and sold $523,312,000 of investment securities, other than temporary cash investments.

California Long-Term Tax-Exempt Fund

G. Capital share transactions for each class of shares were:
			Year Ended November 30,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	104,834	8,697	95,707	8,114
Issued in Lieu of Cash Distributions	12,399	1,027	12,021	1,019
Redeemed	(90,900)	(7,546)	(125,749)	(10,719)
Net Increase (Decrease)—Investor Shares	26,333	2,178	(18,021)	(1,586)
Admiral Shares
Issued	456,285	37,855	425,159	36,189
Issued in Lieu of Cash Distributions	64,275	5,322	59,972	5,081
Redeemed	(298,662)	(24,790)	(282,134)	(24,130)
Net Increase (Decrease) —Admiral Shares	221,898	18,387	202,997	17,140

H. Management has determined that no material events or transactions occurred subsequent to November 30, 2015, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard California Tax-Free Funds and the Shareholders of Vanguard California Tax-Exempt Money Market Fund, Vanguard California Intermediate-Term Tax-Exempt Fund and Vanguard California Long-Term Tax-Exempt Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard California Tax-Exempt Money Market Fund, Vanguard California Intermediate-Term Tax-Exempt Fund and Vanguard California Long-Term Tax-Exempt Fund (constituting Vanguard California Tax-Free Funds, hereafter referred to as the “Funds”) at November 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 13, 2016

Special 2015 tax information (unaudited) for Vanguard California Tax-Exempt Funds

This information for the fiscal year ended November 30, 2015, is included pursuant to provisions of the Internal Revenue Code.

Each fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	5/31/2015	11/30/2015	Period
Based on Actual Fund Return
California Tax-Exempt Money Market Fund	$1,000.00	$1,000.05	$0.30
California Intermediate-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,022.62	$1.12
Admiral Shares	1,000.00	1,023.08	0.66
California Long-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,029.75	$1.07
Admiral Shares	1,000.00	1,030.17	0.66
Based on Hypothetical 5% Yearly Return
California Tax-Exempt Money Market Fund	$1,000.00	$1,024.77	$0.30
California Intermediate-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,023.97	$1.12
Admiral Shares	1,000.00	1,024.42	0.66
California Long-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,024.02	$1.07
Admiral Shares	1,000.00	1,024.42	0.66

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the California Tax-Exempt Money Market Fund, 0.06%; for the California Intermediate-Term Tax-Exempt Fund, 0.22% for Investor Shares and 0.13% for Admiral Shares; and for the California Long-Term Tax-Exempt Fund, 0.21% for Investor Shares and 0.13% for Admiral Shares. (The six-month expense ratio for the California Tax-Exempt Money Market Fund reflects a temporary reduction in operating expenses, described in Note B of the Notes to Financial Statements. Before this reduction, the fund’s annualized six-month expense ratio was 0.16%.) The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Glossary

7-Day SEC Yield and 30-Day SEC Yield. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission. For other funds, 30-day SEC yield is derived using a formula specified by the commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Stated Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid using the maturity date of the security. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average stated maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. For Vanguard money market funds, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by the requisite nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody’s, Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. A Second Tier security is one that is eligible for money market funds and is not a First Tier security. For Vanguard tax-exempt bond funds, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley
Kathleen C. Gubanich
Paul A. Heller
Martha G. King
John T. Marcante

Chris D. McIsaac
James M. Norris
Thomas M. Rampulla
Glenn W. Reed
Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q750 012016

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2015: $97,000
Fiscal Year Ended November 30, 2014: $93,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2015: $7,000,200
Fiscal Year Ended November 30, 2014: $6,605,127

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2015: $2,899,096
Fiscal Year Ended November 30, 2014: $2,176,479

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended November 30, 2015: $353,389
Fiscal Year Ended November 30, 2014: $316,869

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended November 30, 2015: $202,313
Fiscal Year Ended November 30, 2014: $198,163

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2015: $555,702
Fiscal Year Ended November 30, 2014: $515,032

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CALIFORNIA TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CALIFORNIA TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 19, 2016

VANGUARD CALIFORNIA TAX-FREE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: January 19, 2016

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.